[Insert Franklin Templeton Investments Logo]

                    FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for July 19, 2001 at 3:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING
For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

                     This page intentionally left blank.

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of Franklin Global Government Income Fund ("Global Government Fund," or the "Fund"), which is a series of Franklin Investors Securities Trust ("Investors Trust"). The Meeting is scheduled for July 19, 2001 at 3:00 p.m. Pacific time at One Franklin Parkway, San Mateo, CA 94403-1906. The accompanying materials describe an important proposal that may affect the future of Global Government Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of Global Government Fund being exchanged for those of a fund called Templeton Global Bond Fund ("Global Bond Fund"), a series of the Templeton Income Trust ("Income Trust"). If the shareholders of your Fund approve the proposal, you will receive shares of Global Bond Fund equal in value to your investment in Global Government Fund. You will no longer be a shareholder of Global Government Fund, and you will instead be a shareholder of Global Bond Fund. Global Government Fund will no longer exist after the reorganization is completed.

      The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

      The Trustees recommend this transaction because the projected growth in assets of Global Government Fund is not sufficient to provide competitive performance and high quality service to shareholders over the long term. Templeton Investment Counsel, LLC ("Investment Counsel"), manages Global Bond Fund through its Templeton Global Bond Managers division ("Global Bond Managers"). Franklin Advisers, Inc ("Advisers") manages Global Government Fund. Under an agreement with Advisers, Investment Counsel, through Global Bond Managers is the sub-advisor to Global Government Fund, providing Advisers with investment management advice and assistance. Global Bond Fund has investment goals and investment policies that are similar to those of Global Government Fund, and each fund is managed by the same team of portfolio managers. Global Bond Fund is a larger fund that may be better able to obtain cost savings for shareholders.

   Please take the time to review this document and vote now. THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

o  Sign and return your card promptly.

o  You may also vote by telephone or over the Internet.

o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                                      Sincerely,



                                                      Edward B. Jamieson
                                                      President

                     This page intentionally left blank.



                    FRANKLIN INVESTORS SECURITIES TRUST
                                  ON BEHALF OF
                    FRANKLIN GLOBAL GOVERNMENT INCOME FUND
                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                           TO BE HELD ON JULY 19, 2001

To the Shareholders of Franklin Global Government Income Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting ("Meeting") of Franklin Global Government Income Fund ("Global Government Fund") will be held at One Franklin Parkway, San Mateo, CA 94403-1906 (920 Park Place, San Mateo, CA 94403-1907) on July 19, 2001 at 3:00 p.m. Pacific time. The Meeting is being called for the following purpose:

      To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between Franklin Investors Securities Trust ("Investors Trust") on behalf of Global Government Fund and Templeton Income Trust ("Income Trust") on behalf of Templeton Global Bond Fund ("Global Bond Fund") that provides for (i) the acquisition of substantially all of the assets of Global Government Fund by Global Bond Fund in exchange for shares of Global Bond Fund, (ii) the distribution of such shares to the shareholders of Global Government Fund and
(iii) the complete liquidation and dissolution of Global Government Fund. Class A shareholders of Global Government Fund will receive Class A shares of Global Bond Fund, Class C shareholders of Global Government Fund will receive Class C shares of Global Bond Fund and Advisor Class shareholders of Global Government Fund will receive Advisor Class shares of Global Bond Fund.

      The Plan in the attached Prospectus/Proxy Statement describes the transaction more completely. A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on May 18, 2001 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,



                                          Murray L. Simpson
                                          Secretary
San Mateo, California
June 15, 2001

THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED.

                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS

PAGE

COVER PAGE                                                              Cover

SUMMARY
      What proposal am I voting on? How will the shareholder voting be handled?

COMPARISONS OF SOME IMPORTANT FEATURES
      How do the investment goals and policies of the Funds compare? What are the risks of an investment in the Funds?
      Who manages the Funds?
      What are the fees and expenses of each of the Funds and what might they be after the Transaction?
      Where can I find more financial information about the Funds? What are other key features of the Funds?

REASONS FOR THE TRANSACTION

INFORMATION ABOUT THE TRANSACTION
      How will the Transaction be carried out?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about the shares of Global Bond Fund?
      What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

COMPARISON OF INVESTMENT GOALS AND POLICIES
      Are there any significant differences between the investment goals and strategies of the Funds?
      How do the fundamental investment restrictions of the Funds differ? What are the risk factors associated with investments in the Funds?

      TABLE OF CONTENTS (CONTINUED)
                                                                          PAGE
VOTING INFORMATION
      How many votes are necessary to approve the Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?

INFORMATION ABOUT GLOBAL BOND FUND

INFORMATION ABOUT GLOBAL GOVERNMENT FUND

PRINCIPAL HOLDERS OF SHARES

GLOSSARY - USEFUL TERMS AND DEFINITIONS

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
FRANKLIN INVESTORS SECURITIES TRUST ON BEHALF OF FRANKLIN
GLOBAL GOVERNMENT INCOME FUND AND TEMPLETON INCOME TRUST
ON BEHALF OF TEMPLETON GLOBAL BOND FUND                            A-1

EXHIBIT B - PROSPECTUS OF TEMPLETON GLOBAL BOND FUND - CLASS A & C DATED JANUARY 1, 2001, AS SUPPLEMENTED MARCH
28, 2001 AND JUNE 1, 2001 (ENCLOSED)

EXHIBIT C - PROSPECTUS OF TEMPLETON GLOBAL BOND FUND - ADVISOR CLASS DATED JANUARY 1, 2001, AS SUPPLEMENTED MARCH 28, 2001 AND JUNE 1, 2001 (ENCLOSED)

EXHIBIT D - ANNUAL REPORT TO SHAREHOLDERS OF TEMPLETON
GLOBAL BOND FUND DATED AUGUST 31, 2000 (ENCLOSED)


                     This page intentionally left blank.

                         PROSPECTUS AND PROXY STATEMENT
                               DATED JUNE 15, 2001
                          ACQUISITION OF THE ASSETS OF
                    FRANKLIN GLOBAL GOVERNMENT INCOME FUND
              (A SERIES OF FRANKLIN INVESTORS SECURITIES TRUST)

                              ONE FRANKLIN PARKWAY
                        SAN MATEO, CALIFORNIA 94403-1906
                                 (650) 312-2000

                        BY AND IN EXCHANGE FOR SHARES OF
                           TEMPLETON GLOBAL BOND FUND
                      (A SERIES OF TEMPLETON INCOME TRUST)
                           500 EAST BROWARD BOULEVARD
                       FORT LAUDERDALE, FLORIDA 33394-3091
                                 (954) 527-7500

      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin Global Government Income Fund ("Global Government Fund," or the "Fund"), which is a series of the Franklin Investors Securities Trust ("Investors Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of Global Government Fund vote to approve the Plan, substantially all of the assets of Global Government Fund will be acquired by, and in exchange for, shares of Templeton Global Bond Fund ("Global Bond Fund"), a series of Templeton Income Trust ("Income Trust").

      The Meeting will be held at One Franklin Parkway, San Mateo, CA 94403-1906 on July 19, 2001 at 3:00 p.m. Pacific time. The Board of Trustees of the Investors Trust on behalf of Global Government Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about June 19, 2001.

      If Global Government Fund shareholders vote to approve the Plan, you will receive shares of Global Bond Fund equal in value to your investment in Global Government Fund. Global Government Fund will then be liquidated and dissolved.

      The investment goals of Global Government Fund and Global Bond Fund are similar, but not identical. Global Bond Fund's investment goal is current income with capital appreciation and growth of income. Global Government Fund's investment goal is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

      Although both Global Government Fund and Global Bond Fund invest at least 65% of their total assets in securities of at least three different countries (one of which may be the U.S.), there are differences in the strategies pursued by Global Government Fund and Global Bond Fund.

      Whereas Global Government Fund generally invests at least 65% of its total assets in government securities, Global Bond Fund focuses on investing primarily in debt securities of companies, governments and government agencies located anywhere in the world. Global Bond Fund also has greater flexibility to invest in equity securities and issuers in emerging markets.

   This Prospectus/Proxy Statement gives the information about the proposed reorganization, and Global Bond Fund, that you should know before investing. You should retain it for future reference. Additional information about Global Bond Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

o The Prospectus of Global Bond Fund - Class A & C dated January 1, 2001, as supplemented March 28, 2001 and June 1, 2001 (the "Global Bond Fund Class A & C Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

o The Prospectus of Global Bond Fund - Advisor Class dated January 1, 2001, as supplemented March 28, 2001 and June 1, 2001 (the "Global Bond Fund Advisor Class Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of Global Bond Fund dated August 31, 2000, which contains financial and performance information for Global Bond Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information dated June 15, 2001 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Global Bond Fund at P.O. Box 33030, St. Petersburg, FL, 33733-8030 or Investors Trust at P.O. Box 997151, Sacramento, CA 95899-9983.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Global Bond Fund Class A & C Prospectus (enclosed as Exhibit B), the Global Bond Fund Advisor Class Prospectus (enclosed as Exhibit C) and the Annual Report to Shareholders of Global Bond Fund (enclosed as Exhibit D).

WHAT PROPOSAL AM I VOTING ON?

      At a meeting held on March 20, 2001, the Board of Trustees of Investors Trust on behalf of Global Government Fund approved the Plan and determined to recommend that shareholders of Global Government Fund vote to approve the Plan. If shareholders of Global Government Fund vote to approve the Plan, it will result in the transfer of substantially all of Global Government Fund's assets to Global Bond Fund, in exchange for shares of Global Bond Fund of equal value. The shares of Global Bond Fund will then be distributed to Global Government Fund shareholders and Global Government Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Global Government Fund and will become a shareholder of Global Bond Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      This means that your shares of Global Government Fund will be exchanged for shares of Global Bond Fund of equal value.

      Investment Counsel, through its Global Bond Managers division, manages Global Bond Fund. It has an investment goal and policies that are similar, but not identical, to those of Global Government Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of Investors Trust, on behalf of Global Government Fund, has determined that the Transaction is in the best interests of the shareholders of Global Government Fund. The Board of Trustees of both Investors Trust and Income Trust also concluded that no dilution in value would result to the shareholders of Global Government Fund or Global Bond Fund as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders who own shares at the close of business on May 18, 2001 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the shares of Global Government Fund outstanding and entitled to vote must be voted in favor of the Plan.

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, your votes will be officially cast at the Meeting by the persons appointed as proxies.

    You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

      Global Government Fund and Global Bond Fund are each managed by the same team of portfolio managers and focus on global fixed-income investments.

    The investment goal of Global Bond Fund is current income with capital appreciation and growth of income. Global Government Fund's investment goal is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Although both Global Government Fund and Global Bond Fund (the "Funds") focus on global fixed-income investments, there are differences in the strategies pursued by each fund.

    Global Government Fund and Global Bond Fund differ primarily in the investment strategies they employ to achieve their respective goals. While Global Government Fund normally invests at least 65% of its assets in securities of governments located anywhere in the world, Global Bond Fund usually invests in the debt securities of companies, governments and government agencies located anywhere in the world. Global Government Fund selects investments to provide a favorable combination of yield, capital appreciation and/or currency appreciation. Global Bond Fund allocates its assets based upon Global Bond Managers' assessment of changing market, political and economic conditions.

    For more information about the investment goals and policies of Global Government Fund and Global Bond Fund, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      Investments in Global Bond Fund and Global Government Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either fund, or that either fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in foreign fixed income securities and being non-diversified funds.

      The risks associated with an investment in each fund are similar and include foreign securities, interest rate, income, credit and non-diversification risks. Global Government Fund may invest a greater percentage of its assets in lower-rated debt obligations. However, Global Bond Fund's ability to invest all of its assets in emerging markets may increase the risks associated with an investment in this fund.

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of Investors Trust (in the case of Global Government Fund) and the Board of Trustees of Income Trust (in the case of Global Bond Fund). Each fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Income Trust was organized as a Massachusetts business trust on June 16, 1986 and is registered with the SEC. Investors Trust was organized as a Massachusetts business trust on December 22, 1986 and also is registered with the SEC.

    Advisers is the investment manager of Global Government Fund. Under an agreement with Advisers, Investment Counsel, through Global Bond Managers, is the sub-advisor and provides Advisers with investment management advice and assistance for Global Government Fund. Investment Counsel manages the assets for Global Bond Fund. Advisers is a wholly owned subsidiary of Resources and Investment Counsel is an indirect, wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers, Investment Counsel and their respective affiliates serve as investment manager or administrator to 52 registered investment companies, with approximately 156 U.S.-based funds or series. They have over $269 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

    A team from Global Bond Managers is responsible for the day-to-day management of Global Bond Fund's portfolio.

    Global Bond Fund has a management agreement with Investment Counsel under which Investment Counsel is to receive a management fee equal to an annual rate of 0.50 of 1% of the value of its net assets up to and including $200 million;
0.45 of 1% of the value of its net assets over $200 million up to and including $1.3 billion; and 0.40 of 1% of the value of its net assets over $1.3 billion. Global Bond Fund has a separate fund administration fee equal to an annual rate of 0.15 of 1% of the value of its average daily net assets up to and including $200 million; 0.135 of 1% of the value of its average daily net assets over $200 million up to and including $700 million; 0.10 of 1% of the value of its average daily net assets over $700 million to and including $1.2 billion; and 0.075 of 1% of the value of its average daily net assets over $1.2 billion. Global Bond Fund pays the separate administration fee to FT Services. Each class of Global Bond Fund pays its proportionate share of the management and fund administration fees. Global Government Fund has a management agreement with Advisers under which Advisers is to receive a management fee equal to an annual rate of 0.625 of 1% of the value of its net assets up to and including $100 million; 0.50 of 1% of the value of its net assets over $100 million up to and including $250 million; and 0.45 of 1% of the value of its net assets over $250 million. Each class of Global Government Fund pays its proportionate share of the management fee.

WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

      The fees and expenses of each share class of Global Bond Fund are greater than those of each similar share class of Global Government Fund for the year ended August 31, 2000. Also, the fees and expenses of each share class of Global Bond Fund and Global Government Fund were higher for the year ended February 28, 2001 than for the year ended August 31, 2001. But management believes that the fees and expenses of Global Bond Fund may decrease over time.

                                  FEE TABLE FOR
                 GLOBAL GOVERNMENT FUND AND GLOBAL BOND FUND
                                        ACTUAL+                 PROJECTED++
                                    -------------------------------------------
                                                                GLOBAL BOND
                                       GLOBAL        GLOBAL     FUND-
                                       GOVERNMENT    BOND       CLASS A
                                       FUND -        FUND-      AFTER
                                       CLASS A       CLASS A    TRANSACTION
                                    -------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
(as a percentage of Offering Price)     4.25%        4.25%       4.25%
  Paid at time of purchase/1            4.25%        4.25%       4.25%
  Paid at time of redemption/2          None         None        None
 Exchange Fee (per transaction)         None         None        None


ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                        0.60%        0.50%       0.49%
 Distribution and service (12b-1) Fees  0.13%        0.25%       0.25%
 Other Expenses                         0.32%        0.48%       0.47%
                                    -------------------------------------------
 Total Annual Fund Operating Expenses   1.05%        1.23%       1.21%4
                                    -------------------------------------------


                                        ACTUAL+                  PROJECTED++
                                    -------------------------------------------
                                                                 GLOBAL BOND
                                        GLOBAL      GLOBAL BOND  FUND-
                                        GOVERNMENT  BOND         CLASS C
                                        FUND -      FUND-        AFTER
                                        CLASS C     CLASS C      TRANSACTION
                                    -------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
 (as a percentage of Offering Price)    1.99%        1.99%       1.99%
   Paid at time of purchase             1.00%        1.00%       1.00%
   Paid at time of redemption/3         0.99%        0.99%       0.99%
Exchange Fee (per transaction)          None         None        None


ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                        0.60%        0.50%       0.49%
 Distribution and service (12b-1) Fees  0.64%        0.64%       0.65%
 Other Expenses                         0.32%        0.48%       0.47%
                                    -------------------------------------------
 Total Annual Fund Operating Expenses   1.56%        1.62%       1.61%/4
                                    -------------------------------------------
                                    -------------------------------------------

+Information for Global Government Fund is provided for the 12 month period ended August 31, 2000. Information for Global Bond Fund is provided for the fiscal year ended August 31, 2000.
++Projected expenses based on current and anticipated Global Bond Fund expenses. *If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. There is no front-end sales charge if you invest $1 million or more in Class A shares of Global Bond Fund or Global Government Fund.
2. A Contingent Deferred Sales Charge ("CDSC") of 1% may apply to Class A purchases of $1 million or more with respect to each of the Funds if you sell the shares within one year . See "Your Account - Contingent Deferred Sales Charge" in the Global Bond Fund Prospectus for details.
3. This is equivalent to a charge of 1% based on the net asset value.
4. Projected expenses for the 12 month period ended February 28, 2001 were 1.27% for Class A and 1.66% for Class C.

Fee Table (continued)
                                     ACTUAL+                     PROJECTED++
                                  ----------------------------------------------
                                                                 GLOBAL
                                     GLOBAL         GLOBAL        BOND
                                   GOVERNMENT        BOND         FUND -
                                     FUND -         FUND -     ADVISOR CLASS
                                    ADVISOR         ADVISOR       AFTER
                                     CLASS          CLASS      TRANSACTION
                                  ----------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge
 as a percentage of Offering Price)  None            None         None
  Paid at time of purchase           None            None         None
  Paid at time of redemption         None            None         None
Exchange Fee (per transaction)       None            None         None


ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                     0.60%           0.50%        0.49%
 Distribution and service (12b-1)    None            None         None
 Fees
 Other Expenses                      0.32%           0.48%        0.47%
                                    -------------------------------------------
 Total Annual Fund Operating         0.92%           0.98%        0.96%1
 Expenses                           -------------------------------------------
                                    -------------------------------------------

+Information for Global Government Fund is provided for the 12 month period ended August 31, 2000. Information for Global Bond Fund is provided for the fiscal year ended August 31, 2000.
++Projected expenses based on current and anticipated Global Bond Fund expenses. *If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. Projected expenses for the 12 month period ended February 28, 2001 were 1.02% for Advisor Class.

EXAMPLE

      Assumes the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in one of the Funds.

CLASS A                      1 YEAR*      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Global Government Fund        $528        $745        $980        $1,653
Global Bond Fund              $545        $799        $1,072      $1,850
Projected Global Bond Fund
(after Transaction)           $543        $793        $1,062      $1,829
*Assumes a CDSC will not apply.

CLASS C                      1 YEAR**     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Global Government Fund        $356        $588        $941        $1,938
Global Bond Fund              $362        $606        $972        $2,003
Projected Global Bond Fund
(after Transaction)           $361        $603        $967        $1,992
**For the same Class C investment, you would pay projected expenses of $257 for Global Government Fund, $263 for Global Bond Fund, and $262 for Global Bond Fund after the Transaction if you did not sell your shares at the end of the first year. The expenses for the remaining periods would be the same.

ADVISOR CLASS                1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Global Government Fund        $94         $293        $509        $1,131
Global Bond Fund              $100        $312        $542        $1,201
Projected Global Bond Fund
(after Transaction)           $98         $306        $531        $1,178

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The Global Bond Fund Class A & C Prospectus and Global Bond Fund Advisor Class Prospectus (enclosed as Exhibits B and C) as well as the current Annual Report to Shareholders (enclosed as Exhibit D) contain additional financial information about Global Bond Fund. The Annual Report to Shareholders of Global Bond Fund also has discussions of Global Bond Fund's performance during the fiscal year ended August 31, 2000.

      The Investors Trust Class A & C Prospectus and Investors Trust Advisor Class Prospectus, as well as the Annual Report to Shareholders for Investors Trust, contain more financial information about Global Government Fund. These documents are available free of charge upon request (see the section "Information About Global Government Fund").

    The financial highlights have been audited by PricewaterhouseCoopers LLP for each of the periods in the five years ended August 31, 2000.

                              Financial Highlights
                           TEMPLETON GLOBAL BOND FUND

                                SIX MONTHS
                                ENDED
                                FEBRUARY
                                28, 2001               YEAR ENDED AUGUST 31,
                                      ----------------------------------------------------------------------------------
CLASS A                         (UNAUDITED)       2000           1999            1998           1997            1996
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE1 (for a share outstanding throughout the period)
Net asset value,
beginning of period             $ 8.05            $ 8.81         $ 9.49          $ 9.82         $ 9.76           $ 9.32
                                ----------------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income            .28               .65            .58             .60            .63              .69
  Net realized and
unrealized gains
 (losses)                          .10              (.80)          (.66)           (.32)           .03              .35
                                ----------------------------------------------------------------------------------------
Total from investment
operations                         .38              (.15)          (.08)            .28            .66             1.04
                                ----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.30)             (.60)          (.55)           (.55)          (.60)           (.58)
  Net realized gains               --               (.01)          (.05)           (.06)            --              --
  Tax return of capital            --                 --             --              --             --            (.02)
                                ----------------------------------------------------------------------------------------
Total distributions               (.30)             (.61)          (.60)           (.61)          (.60)           (.60)
                                ----------------------------------------------------------------------------------------
Net asset value, end of
period                          $ 8.13            $ 8.05         $ 8.81          $ 9.49         $ 9.82          $ 9.76
                                ----------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------

Total return/2                    4.90%            (1.80)%        (1.02)%          2.82%          6.87%          11.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (000's)                  $ 107,791         $ 114,247      $ 146,753       $ 189,899      $ 198,131      $ 185,596
Ratios to average net
assets:
  Expenses                        1.32%/3           1.23%          1.22%           1.17%          1.15%           1.13%
  Net investment income           7.04%/3           7.19%          6.20%           6.12%          6.41%           7.09%
Portfolio turnover rate          71.45%           179.84%         74.60%          75.95%        166.69%


1. Based on average weighted shares outstanding effective year ended August 31, 1999.
2. Total return does not include sales commissions and is not annualized.
3. Annualized.

Financial Highlights (continued)


                               SIX MONTHS
                               ENDED
                               FEBRUARY
                               28, 2001                     YEAR ENDED AUGUST 31,
                                      -----------------------------------------------------------------------------
CLASS C                        (UNAUDITED)        2000          1999         1998           1997             1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE1 (for a share outstanding throughout the period)
Net asset value,
beginning of period             $ 8.05          $ 8.82        $ 9.50         $ 9.83         $ 9.77          $ 9.31
                               ------------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income            .26             .58           .54            .56            .57             .61
  Net realized and
unrealized gains (losses)
                                   .11            (.78)         (.66)          (.32)           .05             .41
                               ------------------------------------------------------------------------------------
Total from investment
operations                         .37            (.20)         (.12)           .24            .62            1.02
                               ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.28)           (.56)         (.51)          (.51)          (.56)           (.54)
  Net realized gains                --            (.01)         (.05)          (.06)            --             --
  Tax return of capital             --              --            --             --             --            (.02)
                               ------------------------------------------------------------------------------------
Total distributions               (.28)           (.57)         (.56)          (.57)          (.56)           (.56)
                               ------------------------------------------------------------------------------------
Net asset value, end of
period                          $ 8.14          $ 8.05        $ 8.82         $ 9.50         $ 9.83          $ 9.77
                               ------------------------------------------------------------------------------------

Total return/2                    4.81%          (2.34)%       (1.41)%         2.46%          6.44%          11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
period (000's)                  $ 11,142        $ 11,966      $ 17,386       $ 20,404       $ 16,629        $ 6,563

Ratios to average net
assets:
  Expenses                        1.71%/3         1.62%         1.62%          1.56%          1.54%           1.56%
  Net investment income           6.65%/3         6.78%         5.80%          5.73%          5.96%           6.69%
Portfolio turnover rate          71.45%         179.84%        74.60%         75.95%        166.69%         109.40%



1. Based on average weighted shares outstanding effective year ended August 31, 1999.
2. Total return does not include sales commissions or the contingent deferred sales charge and is not annualized.
3. Annualized.

Financial Highlights (continued)

                                   SIX MONTHS
                                   ENDED
                                   FEBRUARY
                                   28, 2001            YEAR ENDED AUGUST 31,
                                              ------------------------------------------------------------------------
CLASS C                            (UNAUDITED)         2000            1999               1998                 1997/1
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE/2
(for a share outstanding
throughout the period)
Net asset value, beginning of
period                              $ 8.04             $ 8.81          $ 9.49             $9.82               $ 10.16
                                   -----------------------------------------------------------------------------------
Income from investment
operations:
  Net investment incomea               .29                .63             .61               .62                    .42
  Net realized and unrealized
gains (losses)                         .10               (.77)           (.67)             (.32)                  (.34)
                                   -----------------------------------------------------------------------------------
Total from investment operations       .39               (.14)           (.06)              .30                    .08
                                   -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.31)              (.62)           (.57)             (.57)                  (.42)
  Net realized gains                    --               (.01)           (.05)             (.06)                   --
                                   -----------------------------------------------------------------------------------
Total distributions                   (.31)              (.63)           (.62)             (.63)                  (.42)
                                   ------------------------------------------------------------------------------------
Net asset value, end of period      $ 8.12             $ 8.04          $ 8.81            $ 9.49                  $9.82
                                   ------------------------------------------------------------------------------------

Total return/3                        5.04%             (1.65)%          (.77)%            3.08%                   .80%

Ratios/supplemental data
Net assets, end of period (000's)
                                     $ 159             $ 413           $ 1,261            $ 11,330               $12,742
Ratios to average net assets:
  Expenses                            1.07%/4             .98%            .97%              .91%                   .88%4
  Net investment income               7.34%/4            7.28%           6.42%             6.38%                  6.76%4
Portfolio turnover rate              71.45%            179.84%          74.60%            75.95%                166.69%


1. For the period January 1, 1997 (effective date) to August 31, 1997.
2. Based on average weighted shares outstanding effective year ended August 31, 1999.
3. Total return is not annualized.
4. Annualized.


WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      CUSTODY SERVICES.
      ----------------- The Chase Manhattan Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of Global Bond Fund. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of Global Government Fund.

The Funds use the same service providers for the following services:

      TRANSFER AGENCY SERVICES.
      ------------------------ Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for Global Government Fund and Global Bond Fund.

      ADMINISTRATIVE SERVICES.
      ----------------------- FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Global Bond Fund and Global Government Fund under the same terms and conditions.

      DISTRIBUTION SERVICES.
      --------------------- Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      DISTRIBUTION AND SERV ICE (12B-1) FEES.
      ---------------------------------------  Each fund's Class A and Class C shares have distribution or "Rule 12b-1" plans. Under each plan, the fund may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

      Global Bond Fund under its Class A plan may pay up to 0.25% per year of Class A's average daily net assets while payments by Global Government Fund under its Class A plan are limited to 0.15% per year of Class A's average daily net assets.

      Under its Class C plan, each fund may pay up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be used for service fees.

      For more information regarding Global Bond Fund's Rule 12b-1 plans, please see "The Underwriter - Distribution and Service (12b-1) fees" in its current SAI dated January 1, 2001.

      Advisor Class shares of Global Government Fund and Global Bond Fund do not have Rule 12b-1 plans.

    PURCHASES AND REDEMPTIONS.
    --------------------------- The maximum front-end sales charge imposed on purchases of Class A shares of Global Government Fund and Global Bond Fund is 4.25% with reduced charges for purchases of $100,000 or more and no front-end sales charges for purchases of $1 million or more. The maximum front-end sales charge imposed on purchases of Class C shares of Global Government Fund and Global Bond Fund is 1.00%. Each fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50. Advisor Class shares of Global Government and Global Bond Funds do not impose sales charges, but restrict purchases to certain qualified investors.

    You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Shares of each fund may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of each fund which were purchased in amounts of $1,000,000 or more generally are subject to a 1% CDSC on shares you sell within 12 months of purchase. Also, a 1% CDSC will apply if you sell your Class C shares within 18 months of purchase. Shares acquired by Global Government Fund shareholders as a result of this Transaction are subject to a CDSC to the same extent that Global Government Fund shares were subject to a CDSC.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of Global Bond Fund and Global Government Fund are outlined in the Global Bond Fund Class A & C Prospectus and Global Bond Fund Advisor Class Prospectus, and Investors Trust Class A & C Prospectus and Investors Trust Advisor Class Prospectus, respectively, under the heading "Your Account." The accompanying Global Bond Fund Prospectuses also list phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each fund.

    DIVIDENDS AND DISTRIBUTIONS.
    ---------------------------- Each fund intends to pay an income dividend monthly from its net investment income. Capital gains for Global Government Fund and Global Bond Fund, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions. Neither Global Government Fund nor Global Bond Fund pays "interest" or guarantees any amount of dividends or return on an investment in its shares.

    The tax implications of an investment in each fund are generally the same. For more information about the tax implications of investments in the Global Bond Fund, see the attached Global Bond Fund Prospectuses under the heading "Distributions and Taxes." For more information about the tax implications of investments in Global Government Fund, see the Investors Trust Class A &C Prospectus and the Investors Trust Advisor Class Prospectus under the heading "Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

      The Board of Trustees of Investors Trust on behalf of Global Government Fund has recommended the acquisition of substantially all of the assets of Global Government Fund by Global Bond Fund in exchange for shares of Global Bond Fund and the distribution of such shares to the shareholders of Global Government Fund in complete liquidation and dissolution of Global Government Fund (the "Transaction") in order to combine Global Government Fund with a larger fund that has similar goals and investment policies. A larger fund may be expected to have a lower expense ratio because certain costs may be spread over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Transaction.

      At the meeting held on March 20, 2001, the Board of Trustees of Investors Trust reviewed the potential benefits and costs of the Transaction to shareholders of Global Government Fund; the expense ratios of Global Bond Fund and Global Government Fund; the comparative investment performance of Global Bond Fund and Global Government Fund; the compatibility of the investment goals, policies, restrictions and investments of Global Government Fund with those of Global Bond Fund; and the tax consequences of the Transaction. During the course of its deliberations, the Board of Trustees of Investors Trust noted that the expenses of the Transaction will be shared one-quarter by Global Government Fund, one-quarter by Global Bond Fund, one-quarter by Advisers, and one-quarter by Investment Counsel.

      The Board of Trustees of Investors Trust, including a majority of the trustees who are not interested persons of Global Government Fund, concluded that the Transaction is in the best interests of the shareholders of Global Government Fund and that no dilution of value would result to the shareholders of Global Government Fund from the Transaction. It approved the Plan on April 17, 2001 and recommended that shareholders of Global Government Fund vote to approve the Transaction.

    The Board of Trustees of Income Trust concluded that the Transaction is in the best interests of the shareholders of Global Bond Fund and that no dilution of value would result to the shareholders of Global Bond Fund from the Transaction.

    FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Global Government Fund approve the Plan, the Transaction will take place after various conditions are satisfied by Investors Trust, on behalf of Global Government Fund, and by Income Trust, on behalf of Global Bond Fund, including the preparation of certain documents. Investors Trust and Income Trust will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of Global Government Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of Global Government Fund approve the Plan at the Meeting, shares of Global Government Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of Global Government Fund approve the Plan, Global Government Fund will deliver to Global Bond Fund substantially all of its assets on the closing date, which is scheduled for August 2, 2001 or such other later date as the Global Trust and Income Trust may agree. In exchange, shareholders of Global Government will receive shares of Global Bond Fund that have a value equal to the dollar value of the assets delivered to Global Bond Fund. The stock transfer books of Global Government Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Global Government Fund will only accept requests for redemptions received in proper form before 1:00 p.m. Pacific time on the closing date. Requests received after that time will be considered requests to redeem shares of Global Bond Fund.

      To the extent permitted by law, Investors Trust and Income Trust may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon any Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Global Government Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction, including the cost of the proxy solicitation, will be paid one-quarter by Global Government Fund, one-quarter by Global Bond Fund, and one-quarter by Advisers, the investment manager for Global Government Fund, and one-quarter by Investment Counsel, the investment manager for Global Bond Fund.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Investors Trust, on behalf of Global Government Fund, and Income Trust, on behalf of Global Bond Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Funds, that shareholders of Global Government Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Global Government Fund for shares of Global Bond Fund and that neither Global Bond Fund nor its shareholders will recognize any gain or loss upon Global Bond Fund's receipt of the assets of Global Government Fund.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.


WHAT SHOULD I KNOW ABOUT THE SHARES OF GLOBAL BOND FUND?

Shares of Global Bond Fund will be distributed to shareholders of the corresponding class of Global Government Fund and generally will have the same legal characteristics as the shares of Global Government Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Global Bond Fund is a series of Income Trust and Global Government Fund is a series of Investors Trust. Both Global Trust and Income Trust are organized as Massachusetts business trusts. As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations, but the Declaration of Trust for Income Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of Global Bond Fund. Former shareholders of Global Government Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Global Bond Fund until Global Government Fund certificates have been returned.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

The following table sets forth, as of April 16, 2001, the capitalization of Global Government Fund and Global Bond Fund. The table also shows the projected capitalization of Global Bond Fund as adjusted to give effect to the proposed Transaction. The capitalization of Global Bond Fund and its classes is likely to be different when the Transaction is consummated.


                                                                              GLOBAL BOND
                                       GLOBAL               GLOBAL           FUND - PROJECTED
                                   GOVERNMENT FUND         BOND FUND         AFTER TRANSACTION
                                     (UNAUDITED)          (UNAUDITED)          (UNAUDITED)
-----------------------------------------------------------------------------------------------
Net assets (all classes)
(thousands)                                $74,046          $114,704             $188,750
Total shares outstanding (all
classes)                                10,587,288        14,537,820           23,920,443
Class A net assets (thousands)
                                           $69,844          $104,429             $174,273
Class A shares outstanding
                                         9,987,265        13,236,905           22,087,833
Class A net asset value per
share                                        $6.99             $7.89                $7.89
Class C net assets (thousands)
                                            $4,112           $10,119              $14,231
Class C shares outstanding
                                           587,115         1,281,176            1,801,392
Class C net asset value per
share                                        $7.00             $7.90                $7.90
Advisor Class net assets
(thousands)                                    $90              $156                 $246
Advisor Class shares
outstanding                                 12,908            19,739               31,218
Advisor Class net asset value
per share                                    $7.00             $7.88                $7.88


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment policies of Global Government Fund and Global Bond Fund, and certain noteworthy differences between the investment goals and policies of these Funds. For a complete description of Global Bond Fund's investment policies and risks, you should read the Global Bond Fund Prospectuses, which are attached to this Prospectus/Proxy Statement as Exhibits B and C.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

    There are several important differences between the Funds.

    The investment goal of Global Bond Fund is current income with capital appreciation and growth of income. Global Government Fund's investment goal is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Although each of these Funds focuses on global fixed-income investments, there are differences in the strategies pursued by Global Government Fund and Global Bond Fund.

    Global Bond Fund seeks to achieve its investment goal by investing primarily in debt securities of companies, governments and government agencies located anywhere in the world. Under normal circumstances, Global Bond Fund will invest at least 65% of its total assets in issuers located in at least three countries, one of which may be the U.S. Up to 100% of Global Bond Fund's net assets may be invested in securities of less developed and developing countries. While Global Bond Fund may buy securities rated in any category, it focuses on "investment grade" debt securities. Global Bond Fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Global Bond Fund may also invest in equity securities and American, European and Global Depositary Receipts.

    Global Government Fund seeks to achieve its investment objective by generally investing at least 65% of its total assets in government securities of at least three different countries, one of which may be the U.S. The Fund normally invests at least 65% of its total assets in fixed-income securities, such as bonds, notes and debentures. Global Government Fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with its objective. Global Government Fund may invest up to 30% of its net assets in securities of less developed and developing countries. Global Government Fund may invest up to 35% of its total assets in debt securities that are below investment grade. Global Government Fund also may invest up to 35% of its assets in debt securities of supranational entities and in semi-governmental securities, which are securities that are not backed by the full faith and credit and general taxing powers of the government, or that have only its implied backing.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

      Policies or restrictions that are deemed fundamental may not be changed by Global Government Fund or Global Bond Fund without the approval of the lesser of
(i) a majority of the outstanding shares of the fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

      AS DESCRIBED BELOW, THE FUNDS HAVE ADOPTED SEVERAL DIFFERENT RESTRICTIONS AS FUNDAMENTAL POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY VOTE:

      Global Bond Fund may not invest in real estate or mortgages on real estate (although Global Bond Fund may invest in marketable securities secured by real estate or interests therein). Global Government Fund may not acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices).

      Each fund may borrow up to 30% of the value of its total assets. However, Global Government Fund may not make additional investments where borrowings exceed 5% of its assets. Global Bond Fund is not similarly restricted.

      Global Government Fund may pledge up to 30% of the value of its total assets to secure borrowings for temporary or emergency purposes. Global Bond Fund may pledge up to 15% of the value of its total assets, but may do so to secure all borrowings.

      Global Government Fund may not underwrite the securities of other issuers. Global Bond Fund may not act as underwriter to any securities.

      Both Funds may not purchase or retain securities of any company in which its trustees or officers of the trust or of its manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company. However, Global Government Fund is further restricted from purchasing from or selling any portfolio securities to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, except that the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission.

      Each fund may not invest more than 25% of its assets in the securities of issuers in any one industry. However, Global Government Fund may invest in foreign governments without regards to such 25% limitation.

      Global Bond Fund may not buy securities on margin, except that it may make margin deposits in connection with futures, options and currency transactions. Global Government Fund may not buy any securities on margin, except that Global Government Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin deposits in connection with futures contracts and options on futures contracts.

      Global Bond Fund may not make short sales of securities. Global Government Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issuer as, and equal in amount to, the securities sold short. Global Government Fund may not commit more than 10% of its net assets (taken at market value) as collateral for such sales at any one time.

      THE FOLLOWING INVESTMENT RESTRICTIONS ARE FUNDAMENTAL INVESTMENT POLICIES FOR GLOBAL BOND FUND ONLY, BUT GLOBAL GOVERNMENT FUND HAS ADOPTED SIMILAR RESTRICTIONS THAT ARE NOT FUNDAMENTAL INVESTMENT POLICIES AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

      Global Bond Fund may not invest in other open-end investment companies. Global Government Fund presently restricts purchases of shares of all other investment companies.

      Global Bond Fund may not issue senior securities. Global Government Fund presently has the same restriction.

      Global Bond Fund may not invest more than 5% of the value of its total assets in securities of issuers that have been in continuous operation less than three years. Global Government Fund restricts all purchases of securities of issuers that have been in continuous operation less than three years.

      Global Bond Fund may not invest more than 5% of its net assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction. Global Government Fund limits its investments in warrants, valued at the lower of cost or market, to 5% of its net assets or to warrants attached to securities.

      THE FOLLOWING INVESTMENT RESTRICTION IS A FUNDAMENTAL INVESTMENT POLICY FOR GLOBAL GOVERNMENT FUND ONLY, BUT GLOBAL BOND FUND HAS ADOPTED A SIMILAR RESTRICTION THAT IS NOT A FUNDAMENTAL INVESTMENT POLICY AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

      Global Government Fund may lend certain of its portfolio securities. The aggregate of such loans may not exceed 30% of the value of Global Government Fund's assets. Global Bond Fund may lend its portfolio securities, provided that the aggregate value of such loans does not exceed 33% of the value of the fund's assets.

      THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS APPLY ONLY TO THE GLOBAL BOND FUND:

      Global Bond Fund may not invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities that are not restricted but which are not readily marketable.

      Global Bond Fund may not buy or sell commodity contracts, except for futures contracts.

      Global Bond Fund may not participate in joint trading accounts.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      INTEREST RATE RISK. When interest rates rise, the price of debt
      -------------------
securities may fall. The opposite is also true: the price of these securities may rise when interest rates fall. In general, instruments with longer maturities are more sensitive to these price changes. Increased interest rates in the U.S. or abroad can also affect the economies of the countries in which each fund invests.

    FOREIGN SECURITIES RISK. Investing in foreign securities, including
    ------------------------
securities of foreign governments, typically involve more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Funds and affect their share prices.

    POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for a fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

    TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, bond markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transaction and custody (holding of a fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

    AVAILABILITY OF INFORMATION. Global Bond Fund may invest in securities issued by foreign companies to a greater extent than Global Government Fund. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

    LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means each fund may at times be unable to sell foreign securities at favorable prices.

    EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

    Global Bond Fund may be more susceptible to the risks of investing in emerging markets since it is permitted to invest up to 100% of its assets in these markets.

    CURRENCY EXCHANGE RATE RISK. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less in U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

    EURO. Global Government Fund and Global Bond Fund may have significant investments in euro-denominated securities. The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities each fund may hold, or the impact, if any, on the Funds' performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

    INCOME RISK. Since each fund can only distribute what it earns, a fund's distributions to shareholders may decline when interest rates fall.

    CREDIT RISK. An issuer of debt securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, affect fund performance.

    LOWER-RATED SECURITIES. Global Bond Fund may invest up to 25% of its assets in debt securities rated below investment grade, sometimes called "junk bonds." Global Government Fund may invest up to 35% of its assets in these securities. Junk bonds generally have more credit risk than higher-rated securities.

    Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

    The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

    High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

    DIVERSIFICATION RISK. Each fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. As a result, each fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. Each fund, however, intends to meet certain tax diversification requirements.

DERIVATIVE SECURITIES RISK. Beginning July 2001, Global Bond Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Global Bond Fund may invest up to 5% of its total assets in swap agreements, put and call options and collars. The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

    Forward currency contracts also are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. To the extent Global Government Fund enters into these contracts, their success will depend on the manager's ability to predict market movements.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      The affirmative vote of a majority of the total number of shares of Global Government Fund outstanding and entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Global Government Fund held at the close of business on May 18, 2001 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and Investors Trust's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.


HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

            o By mail, with the enclosed proxy card.

            o In person at the Meeting.

            o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to Investors Trust expressly revoking your proxy, by signing and forwarding to Investors Trust a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of Investors Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Global Government Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 9,978,833.070 outstanding shares of Global Government Fund-Class A, 588,808.228 outstanding shares of Global Government Fund-Class C and 13,096.652 outstanding shares of Global Government Fund-Advisor Class, respectively.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      Global Government Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Investors Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Investors Trust without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. Investors Trust on behalf of Global Government Fund has engaged Georgeson Shareholder Communications Inc. to solicit proxies from brokers, banks, other institutional holders, and individual shareholders for a fee, including out-of-pocket expenses ranging between $12,631 and $17,319. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Global Government Fund, one-quarter by Global Bond Fund, one-quarter by Advisers, and one-quarter by Investment Counsel.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of Global Government Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Global Bond Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                       INFORMATION ABOUT GLOBAL BOND FUND

      Information about Global Bond Fund is included in the Global Bond Fund Class A & C Prospectus and Advisor Class Prospectus, which are attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Global Bond Fund is included in its Class A & C and Advisor Class SAIs dated January 1, 2001, which are incorporated into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. The Global Bond Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, is attached to and considered a part of this Prospectus/Proxy Statement. You may request a free copy of either SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to the Global Bond Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

      Global Bond Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.

      INFORMATION ABOUT GLOBAL GOVERNMENT FUND

      Information about Global Government Fund is included in the current Investors Trust Class A & C and Investors Trust Advisor Class Prospectuses, as well as the Investors Trust Class A & C and Investors Trust Advisor Class SAIs dated March 1, 2001, and in Investors Trust's Annual Report to Shareholders dated October 31, 2000. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to Global Government Fund by calling 1-800/DIAL BEN(R) or by writing to Investors Trust at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by Global Government Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at HTTP://WWW.SEC.GOV.

                           PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of Investors Trust, as a group, owned of record and beneficially 1.34% of Global Government Fund - Advisor Class and less than 1% of the outstanding voting shares of Global Government Fund's other classes. In addition, as of the Record Date, the officers and trustees of Income Trust, as a group, owned of record and beneficially 11.37% of Global Bond Fund - Advisor Class and less than 1% of the outstanding voting shares of Global Bond Fund's other classes. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of Global Bond Fund or Global Government Fund.


NAME AND ADDRESS                          SHARE CLASS        PERCENTAGE (%)
--------------------------------------------------------------------------------
GLOBAL GOVERNMENT FUND
Charles Schwab & Co. Inc.                 Class A                  11.78
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA  94104-4122

FTB&T Cust. for the IRA of                Advisor Class            25.84
Frank J. Isola
11555 Arroyo Oaks Dr.
Los Altos Hills, CA  94024-6551


NAME AND ADDRESS                          SHARE CLASS         PERCENTAGE (%)
--------------------------------------------------------------------------------
GLOBAL GOVERNMENT FUND (CONTINUED)
FTB&T Cust. for the IRA of                Advisor Class             25.84
Margo Mynderse-Isola
11555 Arroyo Oaks Dr.
Los Altos Hills, CA  94024-6551

FTB&T Cust. for the Rollover IRA of       Advisor Class             24.98
Margo Mynderse-Isola
11555 Arroyo Oaks Dr.
Los Altos Hills, CA  94024-6551

FTB&T Cust. for the SEP-IRA of            Advisor Class             13.16
Margo Mynderse-Isola
11555 Arroyo Oaks Dr.
Los Altos Hills, CA  94024-6551

FTB&T Cust. for the IRA of                Advisor Class              8.84
Deborah Gatzek Kratter
1600 Marlborough Rd.
Hillsborough, CA  94010

GLOBAL BOND FUND
Charles Schwab & Co. Inc.                 Class A                   15.89
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA  94104-4122

Betty Pease Krahmer, Johannes             Advisor Class              5.27
R. Krahmer, Elizabeth M. Krahmer &
Andrea C.
Krahmer TTEES
Betty P. Krahmer Trust
2201 Kentmere Parkway
Wilmington, DE 19806-2017

FTB&T Cust. for the 403B of               Advisor Class             16.58
Zelma D. Tate FBO Zelma D. Tate
833 Parkhaven
Mesquite, TX  75149

FTB&T Cust. for the IRA of                Advisor Class             25.41
Dieter E. Bronner
9144 Highland Ridge Way
Tampa, FL  33647-2277

Larry L. Greene                           Advisor Class             15.21
7106 Fort Hunt Rd.
Alexandria, VA  22307

FTB&T Trust Services FBO                  Advisor Class              6.10
Charles B. Johnson
P.O. Box 5086
San Mateo, CA  94402-0086

Donaldson Lufkin Jenrette Securities      Advisor Class              5.43
Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-9998


                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the investment manager for Global Government Fund

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that will apply if you sell your Class C shares within 18 months of purchase, and a similar charge may apply if you sell your Class A shares within 12 months of purchase

DISTRIBUTORS - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the administrator for Global Government Fund and Global Bond Fund

INVESTMENT COUNSEL - Templeton Investment Counsel, LLC, 500 Broward Blvd., Fort Lauderdale, FL 33394, the investment manager for Global Bond Fund

INVESTOR SERVICES - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to Global Government Fund and Global Bond Fund

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.25% for Class A shares of Global Bond Fund and 4.25% for Class A shares of Global Government Fund. The maximum front-end sales charge is 1.99% for Class C shares of Global Bond Fund and 1.99% for Class C shares of Global Government Fund. We calculate the offering price to two decimal places using standard rounding criteria

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States


                  EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
Exhibit
------------------------------------------------------------------------------

      A     Agreement and Plan of Reorganization by Franklin Investors
Securities Trust on behalf of Franklin Global Government Income Fund and Templeton Income Trust on behalf of Templeton Global Bond Fund (attached)

      B Prospectus of Templeton Global Bond Fund - Class A & C dated January 1, 2001, as supplemented March 28, 2001 and June 1, 2001 (enclosed)

      C Prospectus of Templeton Global Bond Fund - Advisor Class dated January 1, 2001, as supplemented March 28, 2001 and June 1, 2001 (enclosed)

      D     Annual Report to Shareholders of Templeton Global Bond Fund dated
August 31, 2000 (enclosed)




                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 15th day of June, 2001, by and between Franklin Investors Securities Trust ("Investors Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1986 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, Franklin Global Government Income Fund ("Global Government Fund"), and Templeton Income Trust ("Income Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1986 with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, on beha1f of its series, Templeton Global Bond Fund ("Global Bond Fund").

                             PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Income Trust on behalf of Global Bond Fund, of substantially all of the property, assets and goodwill of Global Government Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 per share, of Global Bond Fund - Class A ("Global Bond Fund Class A Shares"), full and fractional shares of beneficial interest, par value $0.01 per share, of Global Bond Fund - Class C ("Global Bond Fund Class C Shares") and full and fractional shares of beneficial interest, par value $0.01 per share, of Global Bond Fund - Advisor Class ("Global Bond Fund Advisor Class Shares") (collectively, " Global Bond Fund Shares"); (ii) the distribution of (a) Global Bond Fund Class A Shares to the shareholders of Global Government Fund - Class A shares ("Global Government Fund Class A Shares"); (b) Global Bond Fund Class C Shares to the shareholders of Global Government Fund - Class C shares ("Global Government Fund Class C Shares"); and
(c) Global Bond Fund Advisor Class Shares to the shareholders of Global Government Fund - Advisor Class shares ("Global Government Fund Advisor Class Shares") (collectively, " Global Government Fund Shares"), according to their respective interests in complete liquidation of Global Government Fund; and
(iii) the dissolution of Global Government Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                     AGREEMENT
   In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF GLOBAL
-------------------------------------------------------------------------
   GOVERNMENT FUND.
   ---------------
      (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Income Trust on behalf of Global Bond Fund herein contained, and in consideration of the delivery by Income Trust of the number of Global Bond Fund Class A Shares, Global Bond Fund Class C Shares and Global Bond Fund Advisor Class Shares hereinafter provided, Investors Trust on behalf of Global Government Fund agrees that it will convey, transfer and deliver to Income Trust at the Closing all of Global Government Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Global Government Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of Income Trust shall reasonably deem to exist against Global Government Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Global Government Fund's books (hereinafter "Net Assets"). Global Government Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.
    (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Investors Trust on behalf of Global Government Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Income Trust agrees at the Closing to deliver to Investors Trust:
(i) the number of Global Bond Fund Class A Shares, determined by dividing the net asset value per share of the Global Government Fund Shares by the net asset value per share of Global Bond Fund Class A Shares, and multiplying the result thereof by the number of outstanding Global Government Fund Class A Shares, as of 1:00 p.m. Pacific time on the Closing Date; (ii) the number of Global Bond Fund Class C Shares, determined by dividing the net asset value per share of the Global Government Fund Class C Shares by the net asset value per share of Global Bond Fund Class C Shares, and multiplying the result thereof by the number of outstanding Global Government Fund Class C Shares, as of 1:00 p.m. Pacific time on the Closing Date; and, (iii) the number of Global Bond Fund Advisor Class Shares, determined by dividing the net asset value per share of the Global Government Fund Advisor Class Shares by the net asset value per share of Global Bond Fund Advisor Class Shares, and multiplying the result thereof by the number of outstanding Global Government Fund Advisor Class Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.
    (c) Immediately following the Closing, Investors Trust shall dissolve Global Government Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Global Bond Fund Shares received by Global Government Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Global Government Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Global Bond Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Global Government Fund shall be entitled to surrender the same to the transfer agent for Global Bond Fund in exchange for the number of Global Bond Fund Shares into which the Global Government Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Global Bond Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Global Government Fund shall be deemed for all Global Bond Fund's purposes to evidence ownership of the number of Global Bond Fund Shares into which the Global Government Fund Shares (which prior to the Closing were represented thereby) have been converted.

2. VALUATION.
   ----------

      (a) The value of Global Government Fund's Net Assets to be acquired by Global Bond Fund, hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Global Government Fund's currently effective prospectus.
      (b) The net asset value of a share of beneficial interest of Global Government Fund Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Global Government Fund's currently effective prospectus. (c) The net asset value of a share of beneficial interest of Global Bond Fund Shares shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Global Bond Fund's currently effective prospectus.

3. CLOSING AND CLOSING DATE.
   ------------------------- The Closing Date shall be August 2, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Investors Trust at 2:00 p.m., Pacific time, on the Closing Date. Investors Trust on behalf of Global Government Fund shall have provided for delivery as of the Closing those Net Assets of Global Government Fund to be transferred to the account of Global Bond Fund's Custodian, The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245. Also, Investors Trust on behalf of Global Government Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of its Global Government Fund Class A Shares, Global Government Fund Class C Shares and Global Government Fund Advisor Class Shares and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Income Trust on behalf of Global Bond Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Global Bond Fund to be delivered to the account of Global Government Fund at said transfer agent registered in such manner as the officers of Investors Trust on behalf of Global Government Fund may request, or provide evidence satisfactory to Investors Trust that such Global Bond Fund Shares have been registered in an account on the books of Global Bond Fund in such manner as the officers of Investors Trust on behalf of Global Government Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY INCOME TRUST ON BEHALF OF GLOBAL BOND
      ------------------------------------------------------------------------
FUND.
------
      Income Trust, on behalf of Global Bond Fund, represents and warrants to Investors Trust that:
      (a) Global Bond Fund is a series of Income Trust, a business trust created under the laws of The Commonwealth of Massachusetts on June 16, 1986, and is validly existing under the laws of that Commonwealth. Income Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Global Bond Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.
      (b) Income Trust is authorized to issue an unlimited number of shares of beneficial interest of Global Bond Fund Shares, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Global Bond Fund is further divided into three classes of shares consisting of Global Bond Fund Class A Shares, Global Bond Fund Class C Shares and Global Bond Fund Advisor Class Shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to each Class of Global Bond Fund.
      (c) The financial statements appearing in the Global Bond Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2000, audited by PricewaterhouseCoopers, LLP, copies of which have been delivered to Investors Trust, fairly present the financial position of Global Bond Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.
      (d) The books and records of Global Bond Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Global Bond Fund.
      (e) Income Trust has the necessary power and authority to conduct Global Bond Fund's business as such business is now being conducted.
      (f) Income Trust, on behalf of Global Bond Fund, is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.
      (g) Income Trust has elected to treat Global Bond Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Global Bond Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
      (h) Global Bond Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code. (i) Global Bond Fund does not have any unamortized or unpaid organizational fees or expenses.

5.    REPRESENTATIONS AND WARRANTIES BY INVESTORS TRUST ON BEHALF OF GLOBAL
      ----------------------------------------------------------------------
GOVERNMENT FUND.
----------------
      Investors Trust, on behalf of Global Government Fund, represents and warrants to Income Trust that:
      (a) Global Government Fund is a series of Investors Trust, a business trust created under the laws of The Commonwealth of Massachusetts on December 22, 1986, and is validly existing under the laws of that Commonwealth. Investors Trust is duly registered under the 1940 Act as an open-end, management investment company and all of Investors Trust's Global Government Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.
      (b) Investors Trust is authorized to issue an unlimited number of shares of beneficial interest of Global Government Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights and currently issues shares of seven
(7) series, including Global Government Fund. Global Government Fund is further divided into three classes of shares consisting of Global Government Fund Class A Shares, Global Government Fund Class C Shares and Global Government Fund Advisor Class Shares, and an unlimited number of shares of beneficial interest of Investors Trust, par value $0.01 per share, have been allocated and designated to each Class of Global Government Fund.
      (c) The financial statements appearing in the Investors Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2000, audited by PricewaterhouseCoopers, LLP, copies of which have been delivered to Income Trust, fairly present the financial position of Global Government Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.
      (d) The books and records of Global Government Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Global Government Fund.
      (e) Investors Trust has the necessary power and authority to conduct Global Government Fund's business as such business is now being conducted.
      (f) Investors Trust on behalf of Global Government Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.
      (g) Investors Trust has elected to treat Global Government Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, Global Government Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.
(h) Global Government Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(i) Global Government Fund does not have any unamortized or unpaid organization fees or expenses.

6.    REPRESENTATIONS AND WARRANTIES BY INVESTORS TRUST AND INCOME TRUST.
      -------------------------------------------------------------------
      Investors Trust, on behalf of Global Government Fund, and Income Trust, on behalf of Global Bond Fund, each represents and warrants to the other that:
      (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Global Bond Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.
      (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.
      (c) Except as disclosed in its currently effective prospectuses relating to Global Government Fund, in the case of Investors Trust, and Global Bond Fund, in the case of Income Trust, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.
      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.
      (e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of its Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.
      (f) It anticipates that consummation of this Plan will not cause Global Government Fund, in the case of Investors Trust, and Global Bond Fund, in the case of Income Trust, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.
(g) It has the necessary power and authority to conduct the business of its Fund, as such business is now being conducted.

7.    COVENANTS OF INVESTORS TRUST AND INCOME TRUST.
      ----------------------------------------------
      (a) Investors Trust, on behalf of Global Government Fund, and Income Trust, on behalf of Global Bond Fund, each covenant to operate their respective businesses, as presently conducted between the date hereof and the Closing.
      (b) Investors Trust, on behalf of Global Government Fund, undertakes that it will not acquire Global Bond Fund Shares for the purpose of making distributions thereof to anyone other than Global Government Fund's shareholders.
      (c) Investors Trust, on behalf of Global Government Fund, undertakes that, if this Plan is consummated, it will liquidate and dissolve Global Government Fund.
      (d) Investors Trust, on behalf of Global Government Fund, and Income Trust, on behalf of Global Bond Fund, each agree that, by the Closing, all of the their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.
      (e) At the Closing, Investors Trust, on behalf of Global Government Fund, will provide Global Bond Fund a copy of the shareholder ledger accounts, certified by Global Government Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Global Government Fund Shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Global Bond Fund as a result of the transfer of assets that is the subject of this Plan.
      (f) Investors Trust agrees to mail to each shareholder of record of Global Government Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.
(g) Income Trust will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Global Bond Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Global Government Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY INVESTORS TRUST AND INCOME
      -------------------------------------------------------------------
TRUST.
------
      The consummation of this Plan hereunder shall be subject to the following respective conditions:
      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.
      (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.
      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.
      (d) That this Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Global Government Fund at an annual or special meeting or any adjournment thereof.
      (e) That a distribution or distributions shall have been declared for Global Government Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(a) of the Code.
    (f) That there shall be delivered to Investors Trust, on behalf of Global Government Fund, and Income Trust, on behalf of Global Bond Fund an opinion, from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Investors Trust and Income Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of Investors Trust and Income Trust with regard to matters of fact:
      (1) The acquisition by Global Bond Fund of substantially all the assets of Global Government Fund as provided for herein in exchange for Global Bond Fund Shares followed by the distribution by Global Government Fund to its shareholders of Global Bond Fund Shares in complete liquidation of Global Government Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Global Government Fund and Global Bond Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;
      (2) No gain or loss will be recognized by Global Government Fund upon the transfer of substantially all of its assets to Global Bond Fund in exchange solely for voting shares of Global Bond Fund (Sections 361(a) and 357(a) of the Code). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
Section 1276 of the Code;
      (3) No gain or loss will be recognized by Global Bond Fund upon the receipt of substantially all of the assets of Global Government Fund in exchange solely for voting shares of Global Bond Fund (Section 1032(a) of the Code);
      (4) No gain or loss will be recognized by Global Government Fund upon the distribution of Global Bond Fund Shares to its shareholders in liquidation of Global Government Fund (in pursuance of the Plan) (Section 361(c)(1) of the
Code);
      (5) The basis of the assets of Global Government Fund received by Global Bond Fund will be the same as the basis of such assets to Global Government Fund immediately prior to the reorganization (Section 362(b) of the Code);
      (6) The holding period of the assets of Global Government Fund received by Global Bond Fund will include the period during which such assets were held by Global Government Fund (Section 1223(2) of the Code);
      (7) No gain or loss will be recognized to the shareholders of Global Government Fund upon the exchange of their shares in Global Government Fund for voting shares of Global Bond Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);
      (8) The basis of Global Bond Fund Shares received by the shareholders of Global Government Fund shall be the same as the basis of the Global Government Fund Shares exchanged therefor (Section 358(a)(1) of the Code);
      (9) The holding period of Global Bond Fund Shares received by shareholders of Global Government Fund (including fractional shares to which they may be entitled) will include the holding period of the Global Government Fund Shares surrendered in exchange therefor, provided that the Global Government Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and
      (10) Global Bond Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations") the items of Global Government Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.
   (g) That there shall be delivered to Income Trust on behalf of Global Bond Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Investors Trust on behalf of Global Government Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:
      (1) Global Government Fund is a series of Investors Trust, a business trust organized under the laws of The Commonwealth of Massachusetts on December 22, 1986, and is a validly existing business trust and in good standing under the laws of that Commonwealth;
      (2) Investors Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share of Global Government Fund. Three classes of shares of Global Government Fund have been designated as Global Government Fund Class A Shares, Global Government Fund Class C Shares and Global Government Fund Advisor Class Shares, and an unlimited number of shares of beneficial interest of Investors Trust has been allocated to each Class of Global Government Fund. Assuming that the initial shares of beneficial interest of Global Government Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-laws of Investors Trust, and that all other outstanding shares of Global Government Fund were sold, issued and paid for in accordance with the terms of Global Government Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;
      (3) Global Government Fund is an open-end investment company of the management type registered as such under the 1940 Act;
      (4) Except as disclosed in Global Government Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Global Government Fund, the unfavorable outcome of which would materially and adversely affect Investors Trust or Global Government Fund;
      (5) All actions required to be taken by Investors Trust on behalf of Global Government Fund to authorize this Plan and to effect the Plan contemplated hereby have been duly authorized by all necessary action on the part of Investors Trust on behalf of Global Government Fund; and
      (6) Neither the execution, delivery, nor performance of this Plan by Investors Trust on behalf of Global Government Fund violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Investors Trust is a party or by which Investors Trust is otherwise bound; this Plan is the legal, valid and binding obligation of Investors Trust on behalf of Global Government Fund and is enforceable against Investors Trust on behalf of Global Government Fund in accordance with its terms.
      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Investors Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Investors Trust.
      (h) That there shall be delivered to Investors Trust on behalf of Global Government Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Income Trust on behalf of Global Bond Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:
      (1) Global Bond Fund is a series of Income Trust, a business trust organized under the laws of The Commonwealth of Massachusetts on June 16, 1986 and is a validly existing business trust and in good standing under the laws of that Commonwealth;
      (2) Income Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share of Global Bond Fund. Global Bond Fund is further divided into three classes of shares consisting of Global Bond Fund Class A Shares, Global Bond Fund Class C Shares and Global Bond Fund Advisor Class Shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to each of those Classes of Global Bond Fund. Assuming that the initial shares of beneficial interest of Global Bond Fund were issued in accordance with the 1940 Act, and the Declaration of Trust and By-laws of Income Trust, and that all other outstanding shares of Global Bond Fund were sold, issued and paid for in accordance with the terms of Global Bond Fund's prospectus in effect at the time of such sales, each such outstanding share of Global Bond Fund is fully paid, non-assessable, freely transferable and has full voting rights;
      (3) Global Bond Fund is an open-end investment company of the management type registered as such under the 1940 Act;
      (4) Except as disclosed in Global Bond Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Global Bond Fund, the unfavorable outcome of which would materially and adversely affect Income Trust or Global Bond Fund;
      (5) Global Bond Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Income Trust on behalf of Global Bond Fund;
      (6) All actions required to be taken by Income Trust on behalf of Global Bond Fund to authorize this Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Income Trust on behalf of Global Bond Fund;
      (7) Neither the execution, delivery, nor performance of this Plan by Income Trust on behalf of Global Bond Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Income Trust is a party or by which Income Trust is otherwise bound; this Plan is the legal, valid and binding obligation of Income Trust on behalf of Global Bond Fund and is enforceable against Income Trust on behalf of Global Bond Fund in accordance with its terms; and
      (8) The registration statement of Income Trust, of which the prospectus dated January 1, 2001 of Global Bond Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Income Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Income Trust.
    (i) That Global Government Fund shall have received a certificate from the President and Secretary of Income Trust on behalf of Global Bond Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
    (j) That Income Trust's Registration Statement with respect to Global Bond Fund Shares to be delivered to Global Government Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.
    (k) That Global Bond Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Global Bond Fund Shares lawfully to be delivered to each holder of Global Government Fund Shares.
    (l) That, at the Closing, there shall be transferred to Income Trust on behalf of Global Bond Fund, aggregate Net Assets of Global Government Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Global Government Fund on the Closing Date.
    (m) That there be delivered to Income Trust on behalf of Global Bond Fund information concerning the tax basis of Global Government Fund in all securities transferred to Global Bond Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of Global Government Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Global Government Fund respect to each shareholder.

9. BROKERAGE FEES AND EXPENSES.
   ----------------------------
( a) Investors Trust on behalf of Global Government Fund and Income Trust on behalf of Global Bond Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.
      b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by Global Bond Fund, one-quarter by Global Government Fund, and one-quarter by Franklin Advisers, Inc. and one-quarter by Templeton Investment Counsel, LLC.
10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.
    -----------------------------------------
      (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Global Government Fund) prior to the Closing, or the Closing may be postponed as follows:
      (1) by mutual consent of Investors Trust on behalf of Global Government Fund and Income Trust on behalf of Global Bond Fund;
      (2) by Income Trust on behalf of Global Bond Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or
      (3) by Investors Trust on behalf of Global Government Fund if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived.

    An election by Income Trust or Investors Trust to terminate this Plan and to abandon the Plan of Reorganization shall be exercised respectively, by the Board of Trustees of either Income Trust or Investors Trust.
    (b) If the transactions contemplated by this Plan have not been consummated by October 31, 2001, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Income Trust and Investors Trust.
    (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Investors Trust, Income Trust, Global Government Fund nor Global Bond Fund, nor their trustees, officers, or agents or the shareholders of Global Government Fund or Global Bond Fund shall have any liability in respect of this Plan.
    (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.
    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan, and neither Investors Trust nor Income Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Investors Trust or Income Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.
(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Investors Trust, on behalf of Global Government Fund, or Income Trust, on behalf of Global Bond Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Global Government Fund, unless such terms and conditions shall result in a change in the method of computing the number of Global Bond Fund Shares to be issued to Global Government Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Global Government Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless Investors Trust shall promptly call a special meeting of the shareholders of Global Government Fund at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.
      --------------------------------
      This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.
      -------------
      This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.
      --------
      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Investors Securities Trust, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, or Templeton Income Trust, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention: Secretary, as the case may be.

14.   GOVERNING LAW.
      --------------
      This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, Investors Trust, on behalf of Global Government Fund, and Income Trust, on behalf of Global Bond Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                              FRANKLIN INVESTORS SECURITIES TRUST, ON BEHALF OF FRANKLIN GLOBAL GOVERNMENT INCOME FUND
Attest:

/S/ MURRAY L. SIMPSON                     By:  /S/DAVID P. GOSS
---------------------                          -----------------
Murray L. Simpson                              David P. Goss
Secretary                                      Vice President

                                    TEMPLETON INCOME TRUST, ON
                                    BEHALF OF TEMPLETON GLOBAL BOND FUND
Attest:

/S/ BARBARA J. GREEN                By:  /S/DAVID P. GOSS
--------------------                     -----------------
Barbara J. Green                          David P. Goss
Secretary                                 Vice President






GOF STKP-1
                        SUPPLEMENT DATED MARCH 28, 2001
                TO THE PROSPECTUSES OF FRANKLIN TEMPLETON FUNDS

     Franklin California Tax-Free Income Fund, Inc., dated August 1, 2000/1
          Franklin California Tax-Free Trust, dated November 1, 2000/1
            Franklin Custodian Funds, Inc., dated February 1, 2001
                Franklin Global Trust, dated December 29, 2000
        Franklin Gold and Precious Metals Fund, dated December 1, 2000/1
           Franklin Growth and Income Fund, dated November 1, 2000/1
             Franklin Federal Money Fund, dated November 1, 2000/1
        Franklin Federal Tax-Free Income Fund, dated September 1, 2000/1
           Franklin Floating Rate Trust, dated December 1, 2000/1, /2
              Franklin High Income Trust, dated October 1, 2000/1
           Franklin Investors Securities Trust, dated March 1, 2001
                Franklin Managed Trust, dated February 1, 2001
                 Franklin Money Fund, dated November 1, 2000/1
          Franklin Municipal Securities Trust, dated October 1, 2000/1
             Franklin Mutual Series Fund Inc., dated May 1, 2000,
                      as supplemented September 1, 2000/1
         Franklin New York Tax-Free Income Fund, dated October 1, 2000/1
             Franklin New York Tax-Free Trust, dated May 1, 2000, as
                      supplemented September 1, 2000/1
        Franklin Real Estate Securities Trust, dated September 1, 2000/1
         Franklin Strategic Mortgage Portfolio, dated February 1, 2001
              Franklin Strategic Series, dated September 1, 2000, as supplemented October 31, 2000, January 8 and 31, 2001/1
            Franklin Tax-Exempt Money Fund, dated December 1, 2000/1
                  Franklin Tax-Free Trust, dated July 1, 2000,
                      as supplemented November 14, 2000/1
       Franklin Templeton Fund Allocator Series, dated December 1, 2000/1
             Franklin Templeton Global Trust, dated March 1, 2001 as
                         supplemented March 1, 2001
         Franklin Templeton International Trust, dated March 1, 2001,
              Franklin Value Investors Trust, dated March 1, 2001
         Franklin Templeton Money Fund Trust, dated November 1, 2000/1
                 Templeton Funds, Inc., dated January 1, 2001
           Templeton Global Investment Trust, dated August 1, 2000, as supplemented November 8, 2000, February 28, 2001/1
           Templeton Global Opportunities Trust, dated May 1, 2000, as supplemented September 1, 2000/1
                Templeton Global Smaller Companies Fund, Inc.,
                             dated January 1, 2001
            Templeton Developing Markets Trust, dated May 1, 2000,
                      as supplemented September 1, 2000/1
              Templeton Growth Fund, Inc., dated January 1, 2001
                 Templeton Income Trust, dated January 1, 2001

       (Each as may be further supplemented or amended from time-to-time)

Franklin Templeton is adding an electronic delivery program for most Funds' prospectuses, annual/semiannual reports to shareholders and proxy statements, as well as your account(s) statements and trade confirmations. The sections under YOUR ACCOUNT are amended as follows:

------------------------------------------------------------------------------

        INVESTOR SERVICES


I. Add as the last sentences to FRANKLIN TEMPLETON ONLINE:

You may also register online for Franklin Templeton's convenient electronic delivery of your important shareholder documents. This service should be available on our Web site in June 2001.

II. Replace the first paragraph of TELEPHONE/ONLINE PRIVILEGES with the following:

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans). In addition, you may elect to receive your important shareholder documents online and discontinue receiving paper copies.

III. Add as the third sentence to the second paragraph of TELEPHONE/ONLINE
PRIVILEGES:

If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our Web site) of most Funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail.

IV. Delete paragraphs three and four of TELEPHONE/ONLINE PRIVILEGES.

V. Replace the seventh sentence of the fifth paragraph of TELEPHONE/ONLINE PRIVILEGES with the following:

Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges.

ACCOUNT POLICIES

VI. Replace the last sentence under STATEMENTS AND REPORTS with the following:

You can also review these documents on our Web site if you have registered to view your account information online. If you are registered for online services, you may also enroll online in Franklin Templeton's electronic delivery program for your important shareholder documents. This will allow you to receive electronic delivery (through our Web site) of most Funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Visit us online at franklintempleton.com for more information.

VII. Add the following section after Joint Accounts:

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES. You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow each Fund to accept online registration for online services (including electronic delivery of important shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:
  o Exchange shares from a jointly registered fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;
  o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  o Purchase Fund shares by debiting a bank account that may be owned by you;
    and
  o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

1. As supplemented January 2, 2001
2. For provisions for exchanging and selling shares, please see the Fund's prospectus.

               Please keep this supplement for future reference





                          SUPPLEMENT DATED JUNE 1, 2001
                              TO THE PROSPECTUS OF

Templeton Capital Accumulator Fund, Inc.    Templeton Developing Markets Trust
dated January 1, 2001                       dated May 1, 2001

Templeton Global Investment Trust           Templeton Institutional Funds, Inc.
(Templeton International and Templeton      (Foreign Equity Series,
Latin America Funds)                        Emerging Markets Series and
dated August 1, 2000, as supplemented       Emerging Fixed Income Markets
November 2, 2000, February 28, 2001         Series)
and March 28, 2001                          dated May 1, 2001

Templeton Income Trust
(Templeton Global Bond Fund)
dated January 1, 2001, as supplemented
March 28, 2001

I. The section "Goal and Strategies" is supplemented to include the following:
 Beginning July 2001, the Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements, put and call options and collars. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

II. The section "Main Risks" is supplemented to include the following:
 DERIVATIVE SECURITIES The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

               Please keep this supplement for future reference.





Prospectus

Templeton Global Bond Fund

Templeton Income Trust

CLASS A & C

INVESTMENT STRATEGY

Global Growth & Income

JANUARY 1, 2001

[Insert Franklin Templeton Ben Head]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2  Goal and Strategies

 3  Main Risks

 6  Performance

 7  Fees and Expenses

 9  Management

10  Distributions and Taxes

11  Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

13 Choosing a Share Class

16 Buying Shares

19 Investor Services

22 Selling Shares

24 Account Policies

27 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is current income with capital appreciation and growth of income.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the debt securities of companies, governments and government agencies located anywhere in the world. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

[Begin callout]
The Fund invests primarily in debt securities of companies and governments located around the world.

[End callout]

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. While the Fund may buy securities rated in any category, it focuses on "investment grade" debt securities. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the Fund's manager to be comparable. The Fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

PORTFOLIO SELECTION The manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, and bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the Fund's debt securities will fall and so too will the Fund's share price. This means you could lose money.

[End callout]

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

CREDIT An issuer of debt securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER The manager's attempt to keep the Fund's portfolio of debt securities at an optimum level of interest rate sensitivity, may cause the Fund's portfolio turnover rate to be high. High turnover will increase the Fund's transaction costs and may increase your tax liability.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

[End callout]



[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

 [Insert bar graph]

9.89%  14.91%  3.12%  10.35%  -3.58%  18.21%  11.20%  1.83%  5.40%  -4.83%
 90      91      92    93       94      95      96     97     98      99

                                   YEAR

 [Begin callout]
BEST QUARTER:

Q2 '92  7.23%

WORST QUARTER:

Q1 '94  -3.51%
[End callout]

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was -2.59% for Class A.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                   1 YEAR       5 YEARS      10 YEARS
---------------------------------------------------------------------------
Templeton Global Bond Fund -       -8.87%       5.16%        5.94%
Class A/2
Salomon Smith Barney Brothers      -4.27%       6.42%        8.03%
WBGI Index/3


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR       5 YEARS       (5/1/95)
---------------------------------------------------------------------------
Templeton Global Bond Fund -       -7.06%       4.76%        4.76%
Class C/2
Salomon Smith Barney Brothers      -4.27%       4.13%        4.13%
WBGI Index/3

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's Micropal. The unmanaged Salomon Smith Barney Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 18 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A        CLASS C1
---------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               4.25%          1.99%
  Load imposed on purchases                4.25%          1.00%
  Maximum deferred sales charge (load)     None/1         0.99%/2

Please see "Choosing a Share Class" on page 12 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                CLASS A  CLASS C
--------------------------------------------------------------------
Management fees                                 0.50%    0.50%
Distribution and service
(12b-1) fees                                    0.25%    0.65%
Other expenses                                  0.48%    0.47%
                                                --------------------
Total annual Fund operating expenses            1.23%    1.62%
                                                --------------------


1. Except for investments of $1 million or more (see page 12) and purchases by certain retirement plans without an initial sales charge.
2. This is equivalent to a charge of 1% based on net asset value.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; and o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
If you sell your shares at the end of the period:

CLASS A                             $545/1     $799        $1,072     $1,850
CLASS C                             $362       $606        $972       $2,003
If you do not sell your shares:
CLASS C                             $263       $606        $972       $2,003

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the Fund's investment manager. Together, Templeton Investment Counsel, Inc. and its affiliates manage over $229 billion in assets.

A team from Global Bond managers is responsible for the day-to-day management of the Fund.

The Fund pays Global Bond managers a fee for managing the Fund's assets. For the fiscal year ended August 31, 2000, the Fund paid 0.50% of its average net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
Backup Withholding
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

 o provide your correct social security or taxpayer identification number,
 o certify that this number is correct, and
 o certify that you are not subject to backup withholding. The Fund must also withhold if the IRS instructs it to do so.

[End callout]

When you sell your shares of the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.



[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 1999 and 2000, and by other auditors for the fiscal years before August 31, 1999.

CLASS A                                         YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                    2000      1999     1998      1997      1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PER SHARE DATA ($)/1
Net asset value, beginning of year
                                    8.81      9.49     9.82      9.76     9.32
                                 -----------------------------------------------
  Net investment income              .65       .58      .60       .63      .69
  Net realized and unrealized
  gains (losses)                    (.80)     (.66)    (.32)      .03      .35
                                 -----------------------------------------------
Total from investment operations
                                    (.15)     (.08)     .28       .66     1.04
                                 -----------------------------------------------
  Dividends from net
  investment income                 (.60)     (.55)    (.55)     (.60)     .58)
  Distributions from net
  realized gains                    (.01)     (.05)    (.06)      --       --
Tax return of capital                --          --     --        --      (.02)
                                 -----------------------------------------------
Total distributions                 (.61)     (.60)    (.61)     (.60)    (.60)
                                 -----------------------------------------------
Net asset value, end of year        8.05      8.81     9.49      9.82     9.76
                                 -----------------------------------------------

Total return (%/2                  (1.80)    (1.02)    2.82      6.87   11.44

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       114,247   146,753  189,898   198,131  185,596
Ratios to average net
assets: (%)
  Expenses                          1.23      1.22     1.17      1.15     1.13
  Net investment income             7.19      6.20     6.12      6.41     7.09
Portfolio turnover rate (%)       179.84     74.60    75.95    166.69   109.40

CLASS C

--------------------------------------------------------------------------------

PER SHARE DATA ($)1
Net asset value,
beginning of year                   8.82     9.50     9.83      9.77     9.31
                                 -----------------------------------------------
  Net investment income              .58     .54      .56       .57       .61
  Net realized and unrealized
  gains (losses)                    (.78 )  (.66)    (.32)      .05       .41
                                 -----------------------------------------------
Total from investment operations
                                    (.20)   (.12)    .24        .62      1.02
  Dividends from net

  investment income                 (.56)   (.51)   (.51)      (.56)     (.54)
  Distributions from net

  realized gains                    (.01)   (.05)   (.06)       --        --
  Tax basis return of capital        --      --      --         --       (.02)
                                 -----------------------------------------------
Total distributions                 (.57)   (.56)   (.57)      (.56)     (.56)
Net asset value, end of year     -----------------------------------------------
                                    8.05    8.82    9.50       9.83      9.77
                                 -----------------------------------------------

Total return (%/)2                 (2.34)  (1.41)   2.46       6.44     11.20

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                        11,966  17,386  20,404    16,629      6,563
Ratios to average net assets:
(%)
  Expenses                          1.62    1.62    1.56      1.54       1.56
  Net investment income             6.78    5.80    5.73      5.96       6.69
Portfolio turnover rate (%)       179.84   74.60   75.95    166.69     109.40

1.Based on average weighted shares outstanding effective year ended
  August 31, 1999.
2.Total return does not include sales charges.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                       CLASS C

------------------------------------------------------------
o Initial sales                 o Initial sales charge of 1%
  charge of 4.25% or less


o Deferred sales                o Deferred sales
  charge of 1% on                 charge of 1% on shares you
  purchases of $1                 sell within 18 months
  million or more sold
  within 12 months

o Lower annual                  o Higher annual
  expenses than Class              expenses than Class
  C due to lower                   A due to higher
  distribution fees                distribution fees


SALES CHARGES - CLASS A

                                    THE SALES CHARGE
                                    MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT        THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $100,000                            4.25                  4.44
$100,000 but under $250,000               3.50                  3.63
$250,000 but under $500,000               2.50                  2.56
$500,000 but under $1 million             2.00                  2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 14), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 14).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                  THE SALES CHARGE
                                  MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                  1.00                  1.01

 WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
     IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 20 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

 [End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
             SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.



[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------



MINIMUM INVESTMENTS

-----------------------------------------------------------------------------
                                              INITIAL        ADDITIONAL

-----------------------------------------------------------------------------
Regular accounts                              $1,000         $50
-----------------------------------------------------------------------------
Automatic investment plans                    $50 ($25 for   $50 ($25 for
                                              an Education   an Education
                                              IRA)           IRA)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
UGMA/UTMA accounts                            $100           $50
-----------------------------------------------------------------------------
Retirement accounts

(other than IRAs, IRA rollovers, Education
IRAs or Roth IRAs)                            no minimum     no minimum
-----------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth

IRAs                                          $250           $50
-----------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs
                                              $250           $50
-----------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of Franklin Templeton entities, and their immediate family members

                                              $100           $50
-----------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 19). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.



BUYING SHARES

--------------------------------------------------------------------------------
                      OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment       Contact your investment
THROUGH YOUR          representative                representative
INVESTMENT
REPRESENTATIVE

--------------------------------------------------------------------------------
[Insert graphic of    If you have another Franklin   Before requesting a
phone and computer]   Templeton fund account with    Telephone or online
                      your bank account information  purchase into an existing
                      on file, you may open a new    account, please make sure
BY PHONE/ONLINE       account by phone.  At this     we have your bank account
                      time, a new account may not    information on file.  If we
(Up to $100,000 per   be opened online.              do not have this
shareholder per day)                                 information, you will need
                                                     to send written
1-800/632-2301        To make a same day             instructions with your
                      investment, your phone order   bank's name and address, a
                      must be received and           voided check or savings
franklintemple.com    accepted by us by 1:00 p.m.    account deposit slip, and
                      Pacific time or the close of   a signature guarantee if
                      the New York Stock Exchange,   the bank and Fund accounts
Note: certain         whichever is earlier.          do not have at least one
accounts are not                                     common owner.
available for online
account access                                      To make a same day
                                                    investment, your phone or
                                                    online order must be
                                                    received and accepted by us
                                                    by 1:00 p.m. Pacific time or
                                                    the close of the New York
                                                    Stock Exchange, whichever is
                                                    earlier.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Make your check payable to    Make your check payable to
[Insert graphic of    Templeton Global Bond Fund.   Templeton Global Bond Fund.
envelope]                                           Include your account number
                      Mail the check and your       on the check.
BY MAIL               signed application to
                      Investor Services.            Fill out the deposit slip
                                                    from your account statement.
                                                    If you do not have a slip,
                                                    include a note with your
                                                    name, the Fund name, and
                                                    your  account number.

                                                    Mail the check and deposit
                                                    slip or note to Investor
                                                    Services.

--------------------------------------------------------------------------------
[Insert graphic of    Call  to receive a wire       Call to receive a wire
three lightning       control number and wire       control number and wire
bolts]                instructions.                 instructions.

                      Wire the funds and mail your  To make a same day wire
                      signed application to         investment, please call us
BY WIRE               Investor Services. Please     by 1:00 p.m. Pacific time
                      include the wire control      and make sure your wire
1-800/632-2301        number or your new account    arrives by 3:00 p.m.
(or 1-650/312-2000    number on the application.
collect)
                      To make a same day wire investment, please call us by 1:00
                      p.m. Pacific time and make sure your wire arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Insert graphic of    Call Shareholder Services at  Call Shareholder Services at
two arrows pointing   the number below, or send     the number below or our
in opposite           signed written instructions.  automated TeleFACTS system,
directions]           Your also may place an        or send signed written
                      online exchange order.  The   instructions.  You also may
BY EXCHANGE           TeleFACTS system cannot be    place an online exchange
                      used to open a new account.   order.

TeleFACTS(R)          (Please see page 20 for
1-800/247-1753        information on exchanges.)    (Please see page 20 for
(around-the-clock                                   information on exchanges.)
access)

Our Website
franklintemple.com

--------------------------------------------------------------------------------

                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                 P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)





[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

 [Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.

[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintemple.com around-the-clock viewing of information about most Franklin Templeton funds or to register to view you accounts online. You may also register for online transactions that will allow you to buy, sell, or exchange you shares and make certain changes to your account. Some account types accounts may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Fund to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Because excessive trading can hurt Fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 25).

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft, or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES

-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES

-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE

-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone and computer]      less, you do not hold share certificates and
                         you have not changed your address by phone or
BY PHONE/ONLINE          online within the last 15 days, you can
                         sell your shares by phone or online.

1-800/632-2301
                         A check will be mailed to the name(s) and
franklintemple.com       address on the account. Written instructions, with a
                         signature guarantee, are required to send the check to another address or to make it payable to another person.

                         (Please see page 20 for more information.)

--------------------------------------------------------------------------
[Insert graphic of three  You can call, write, or visit us online to have
lightening bolts]         redemption proceeds sent to a bank account. See the
                          policies above for selling shares by mail, phone, or online.

                          Before requesting to have redemption proceeds
BY ELECTRONIC FUNDS       sent to a bank account, please make sure we
TRANSFER (ACH)            have your bank account information on file. If
                          we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                          If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

--------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you are
arrows pointing in       considerding.  Prospecutses are available online at
opposite directions]     franklintemple.com.

BY EXCHANGE              Call Shareholder Services at the number below
                         or our automated TeleFACTS system, or send
TeleFACTS(R)             signed written instructions. You also may
1-800/247-1753           place an exchange order online.  See the
(around-the-clock        policies above for selling shares by mail,
access)                  phone, or online.

                         If you hold share certificates, you will need to return them to the Fund before your exchange can be processed. (Please see page 20 for information on exchanges.)

-------------------------------------------------------------------------

                      FRANKLIN TEMPLETON INVESTOR SERVICES
                                 P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)



[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).

[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You can also review these documents online at franklintemple.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and will also receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                  CLASS A       CLASS C

----------------------------------------------------------------
COMMISSION (%)                    ---           2.00
Investment under $100,000         4.00          ---
$100,000 but under $250,000       3.25          ---
$250,000 but under $500,000       2.25          ---
$500,000 but under $1 million     1.85          ---
$1 million or more                up to 0.75/1  ---
12B-1 FEE TO DEALER               0.25          0.65/2

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2.Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER     MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                              (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)



                         FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You can also view the current annual/semiannual report online at franklintemple.com.

FRANKLIN(R)TEMPLETON(R)

1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-4706                      406 P 01/01




                           TEMPLETON GLOBAL BOND FUND
                            ADVISOR CLASS PROSPECTUS
Prospectus

Templeton Global Bond Fund

Templeton Income Trust

ADVISOR CLASS

INVESTMENT STRATEGY

Global Growth & Income

JANUARY 1, 2001

[Insert Franklin Templeton Ben Head]



The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2 Goal and Strategies

 3 Main Risks

 6 Performance

 7 Fees and Expenses

 8 Management

 9 Distributions and Taxes

10 Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

11 Qualified Investors

13 Buying Shares

15 Investor Services

18 Selling Shares

20 Account Policies

22 Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is current income with capital appreciation and growth of income.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the debt securities of companies, governments and government agencies located anywhere in the world. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

[Begin callout]
The Fund invests primarily in debt securities of companies and governments located around the world.
[End callout]

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures. While the Fund may buy securities rated in any category, it focuses on "investment grade" debt securities. These are issues rated in the top four rating categories by independent rating agencies such as Standard & Poor's Ratings Group (S&P(R)) or Moody's Investors Services, Inc. (Moody's) or, if unrated, determined by the Fund's manager to be comparable. The Fund may invest up to 25% of its total assets in debt securities that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

PORTFOLIO SELECTION The manager allocates the Fund's assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, short-term bank time deposits, and bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Changes in global interest rates affect the prices of the Fund's debt securities. If rates rise, the value of the Fund's debt securities will fall and so too will the Fund's share price. This means you could lose money.
[End callout]

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

CREDIT An issuer of debt securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

LOWER-RATED SECURITIES. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

DIVERSIFICATION The Fund is a non-diversified fund. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. The Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. The Fund, however, intends to meet certain tax diversification requirements.

PORTFOLIO TURNOVER The manager's attempt to keep the Fund's portfolio of debt securities at an optimum level of interest rate sensitivity, may cause the Fund's portfolio turnover rate to be high. High turnover will increase the Fund's transaction costs and may increase your tax liability.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]



[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,/2

 [Insert bar graph]

9.89%   14.91%   3.12%  10.35% -3.58%  18.21%  11.20% 2.09% 5.68% -4.70%
 90       91      92      93     94      95      96    97    98     99
                        YEAR

 [Begin callout]
BEST QUARTER:
Q2 '92  7.23%

WORST QUARTER:
Q1 '94  -3.51%
[End callout]

1. As of September 30, 2000, the Fund's year-to-date return was -2.28%.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                             1 YEAR      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Templeton Global Bond Fund -  Advisor        -4.70%       6.33%       6.53%
Class/2

Salomon Smith Barney Brothers WBGI Index/3   -4.27%       6.42%       8.03%

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.
3. Source: Standard & Poor's
Micropal. The unmanaged Salomon Smith Barney Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 18 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 ADVISOR CLASS

-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases     None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                 ADVISOR CLASS

-------------------------------------------------------------------------------
Management fees                                      0.50%
Distribution and service (12b-1) fees                None
Other expenses                                       0.48%
                                                     --------------------------
Total annual Fund operating expenses                 0.98%

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown; o Your investment has a 5% return each year; o The Fund's operating expenses remain the same; and o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
   $100        $312       $542      $1,201

[Insert graphic of briefcase] MANAGEMENT

 Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the Fund's investment manager. Together, Templeton Investment Counsel, Inc. and its affiliates manage over $229 billion in assets.

A team from Global Bond managers is responsible for the day-to-day management of the Fund.

The Fund pays Global Bond Managers a fee for managing the Fund's assets. For the fiscal year ended August 31, 2000, the Fund paid 0.50% of its average net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

[Begin callout]
Backup Withholding
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds unless you:

 o provide your correct social security or taxpayer identification number,
 o certify that this number is correct, and
 o certify that you are not subject to backup withholding. The Fund must also withhold if the IRS instructs it to do so.
[End callout]

When you sell your shares of the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal years ended August 31, 1999 and 2000, and by other auditors for the fiscal years before August 31, 1999.

                                              AUGUST 31,

-----------------------------------------------------------------------
                                     2000      1999     1998     1997/1
-----------------------------------------------------------------------
PER SHARE DATA ($)/2
Net asset value,

beginning of year                    8.81      9.49     9.82     10.16
                                 --------------------------------------
   Net investment income              .63       .61      .62       .42
   Net realized and unrealized
   gains (losses)                    (.77)     (.67)    (.32)     (.34)
                                 --------------------------------------
Total from investment operations
                                     (.14)     (.06)     .30       .08
                                 --------------------------------------
Less distributions from net
investment income                    (.62)     (.57)    (.57)     (.42)
                                 --------------------------------------
 Distributions from net
 realized gains                      (.01)     (.05)    (.06)
                                 --------------------------------------
                                 --------------------------------------
Total distributions                  (.63)     (.62)    (.63)     (.42)
                                 --------------------------------------
                                 --------------------------------------
Net asset value, end of year         8.04      8.81     9.49       9.82
                                 --------------------------------------
Total return (%)/3                  (1.65)     (.77)    3.08        .80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x
1,000)                                413     1,261   11,330    12,742
Ratios to average net assets:
(%)
   Expenses                           .98       .97      .91       .88/4
   Net investment income             7.28      6.42     6.38      6.76/4
Portfolio turnover rate (%)        179.84     74.60    75.95    166.69

1.For the period January 1, 1997 (effective date) to August 31, 1997. 2.Based on average weighted shares outstanding effective year ended August 31, 1999.

3. Total return is not annualized.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"]QUALIFIED INVESTORS
                                         -------------------

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments:
   $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

 [Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
 [End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.



[Insert graphic of a paper with lines and someone writing] BUYING SHARES
                                                           -------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 15). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES

--------------------------------------------------------------------------------
                       OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your investment       Contact your investment
THROUGH YOUR           representative                representative
INVESTMENT
REPRESENTATIVE

--------------------------------------------------------------------------------
[Insert graphic of computer]
                       If you have another Franklin  Before requesting a
                       Templeton fund account with   telephone or online
BY PHONE/ONLINE        your bank account information purchase into an existing
                       on file, you may open a new   account, please make sure
(Up to $100,000 per    account by phone.  At this    we have your bank account
shareholder per day)   time, a new account may not   information on file.  If
                       be opened online.             we do not have this
1-800/632-2301                                       information, you will need
                       To make a same day            to send written
franklintempleton.com  investment, your phone order  instructions with your
                       must be received and          bank's name and address, a
                       accepted by us by 1:00p.m.    voided check or savings
Note: certain          Pacific time or the close of  account deposit slip, and
accounts are not       the New York Stock Exchange,  a signature guarantee if
available for online   whichever is earlier.         the bank and Fund accounts
account access                                       do not have at least one
                                                     common owner.

                                                     To make a same day
                                                     investment, your phone or
                                                     online order must be
                                                     received and accepted by us
                                                     by 1:00p.m. Pacific time or
                                                     the close of the New York
                                                     Stock Exchange, whichever
                                                     is earlier.

--------------------------------------------------------------------------------
                       Make your check payable to    Make your check payable
[Insert graphic of     Templeton Global Bond Fund.   to Templeton Global Bond
envelope]                                            Fund. Include your
                       Mail the check and your       account number on the
BY MAIL                signed application to         check.
                       Investor Services.
                                                     Fill out the deposit slip
                                                     from your account
                                                     statement. If you do not
                                                     have a slip, include a note
                                                     with your name, the Fund
                                                     name, and your account
                                                     number.

                                                     Mail the check and deposit
                                                     slip or note to Investor
                                                     Services.

--------------------------------------------------------------------------------
[Insert graphic of     Call  to receive a wire       Call to receive a wire
three lightning bolts] control number and wire       control number and wire
                       instructions.                 instructions.

                       Wire the funds and mail your  To make a same day wire
BY WIRE                signed application to         investment, please call
                       Investor Services. Please     us by 1:00 p.m. Pacific
1-800/632-2301         include the wire control      time and make sure your
(or 1-650/312-2000     number or your new account    wire arrives by 3:00 p.m.
collect)               number on the application.

                       To make a same day wire
                       investment, please call us
                       by 1:00 p.m. Pacific time
                       and make sure your wire
                       arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Insert graphic of     Call Shareholder Services at  Call Shareholder Services
two arrows pointing    the number below, or send     at the number below, or
in opposite            signed written                send signed written
directions]            instructions.  You also may   instructions. You also
                       place an online exchange      may place an online
BY EXCHANGE            order.                        exchange order.

Our Website            (Please see page 16 for       (Please see page 16 for
franklintempleton.com  information on exchanges.)    information on exchanges.)


--------------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

 [Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

FRANKLIN TEMPLETON ONLINE You can visit us online at franklintempleton.com for around-the-clock viewing of information about most Franklin Templeton funds or to register to view your accounts online. You may also register for online transactions that will allow you to buy, sell, or exchange your shares and make certain changes to your account. Some account types accounts may not be able to process any or all transactions online.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct the following transactions by phone or online: buy, sell, or exchange shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals, automatic investment plans, money fund check orders).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

For accounts with more than one registered owner, telephone/online privileges allow the Fund to accept online registration or telephone/online instructions for transactions from only one owner. As long as you have telephone/online exchange privileges on your account, you may exchange shares by phone or online from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions.

Additionally, if you have telephone privileges on an account with more than one owner, the Fund will accept written instructions signed by only ONE OWNER for transactions that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and may also record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

 NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund,you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt Fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 21).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check, draft, or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age
59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.



SELLING SHARES

-------------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES

-------------------------------------------------------------------
[Insert graphic of
hands shaking]
                       Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

-------------------------------------------------------------------
[Insert graphic  of    Send written instructions and endorsed
envelope]              share certificates (if you hold share
                       certificates) to Investor Services.
BY                     MAIL Corporate, partnership or trust accounts may need to
                       send additional documents.

                       Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                       A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

-------------------------------------------------------------------
[Insert graphic of     As long as your transaction is for
phone and computer]    $100,000 or less, you do not hold share
                       certificates and you have not changed your
BY PHONE/ONLINE        address by phone or online within the last
                       15 days, you can sell your shares by phone
1-800/632-2301         or online.

franklintempleton.com  A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

                       (Please see page 16 for more information.)

-------------------------------------------------------------------
[Insert graphic of     You can call, write, or visit us online to
three                  have redemption proceeds sent to a bank
lightning bolts]       account. See the policies above for
                       selling shares by mail, phone, or online.
BY ELECTRONIC FUNDS

TRANSFER (ACH)         Before requesting to have redemption
                       proceeds sent to a bank account, please
                       make sure we have your bank account
                       information on file. If we do not have
                       this information, you will need to send
                       written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                       If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

-------------------------------------------------------------------



[Insert graphic of two Obtain a current prospectus for the fund
arrows pointing in     you are considering.  Prospectuses are
opposite directions]   available online at franklintempleton.com.

BY EXCHANGE

                       Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies above for selling shares by mail, phone, or online.

                       If you hold share certificates, you will need to return them to the Fund before your exchange can be processed. (Please see page 16 for information on exchanges.)

-------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts)because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN. You can also review these documents online at www.franklintempleton.com.

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and will also receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                              HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER     THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You can also view the current annual/semiannual report online at www.franklintempleton.com.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-4706                             406 PA 01/01


ANNUAL REPORT

TEMPLETON GLOBAL BOND FUND

AUGUST 31, 2000

[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

WE'RE ON THE WEB --

Now you can access online information about your Fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for Fund literature, prices and performance, investor information and around-the-clock account services.

SHAREHOLDER LETTER

Your Fund's Goal: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world, including emerging markets.

This report of Templeton Global Bond Fund covers the fiscal year ended August 31, 2000. During the first half of the reporting period, upward revisions in global economic growth forecasts, and inflationary fears stemming from higher oil prices led many investors to be cautious about the possibility of rising interest rates. Continuing U.S. economic growth, European economic recovery, better-than-expected growth in Japan, and the possibility of a tighter monetary policy stance by central banks all appeared to justify this cautious approach. Most European countries experienced rising interest rates, the U.S. Federal Reserve Board increased interest rates by 125 basis points, and many analysts believed

CONTENTS
Shareholder Letter .....         1

Performance Summary ....         6

Financial Highlights &
Statement of Investments        10

Financial Statements ...        16

Notes to Financial
Statements .............        19

Report of Independent
Accountants ............        24

FUND CATEGORY

[PYRAMID GRAPHIC]

Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/00

[PIE CHART]

Europe 50.4%
Latin America 20.7%
United States 10.0%
Canada 6.3%
Australia & New Zealand 6.2%
Asia 3.8%
Short Term Investments & Other Net Assets 2.6%



that with the possible exception of Japan, industrial economies had reached the bottom of their interest rate cycles.

However, during the second half of the period, a bond buyback program implemented by the U.S. Treasury reduced the supply of U.S. bonds, and concerns about inflation seemed to diminish due to the release of economic data showing growth rates converging toward more sustainable levels. Bonds began to appear more attractive to many investors who put money back into the global fixed income markets.

European bond markets offered positive returns in local currency terms. The U.K. and EMU bond indexes rose 4.33% and 2.45%, respectively. Although the Swedish bond market outperformed the EMU countries, Denmark did not do as well. The Japanese debt market performed well despite a 25 basis point increase in short-term interest rates by the Bank of Japan in August 2000. And Australia/Canada/New Zealand dollar-bloc bond markets, where rising commodity prices supported the local currency and helped contain inflation, outperformed the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)

Due largely to higher commodity prices, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) increased 30.23% during the 12-month period.(2) These higher commodity prices contributed to improved export revenues of emerging



1. Source: J.P. Morgan Securities, Inc.

2. Sources for all indexes: J.P. Morgan Securities, Inc. The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. The J.P. Morgan U.S. Government Bond Index measures and tracks U.S. Treasury securities. Indexes are measured in U.S. dollars (unless otherwise specified) and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

market countries, and coupled with continued strength in the U.S. equity market, helped to increase investor appetite for emerging market bonds. Most countries covered by the index experienced rising bond prices, with the exceptions of Nigeria and Cote d'Ivoire (the "Ivory Coast"). Russian bonds were among the best performers, increasing 127.20%, followed by those of Ecuador, Algeria and Brazil, up 55.45%, 42.70% and 38.86%, respectively.

Within this environment, Templeton Global Bond Fund - Class A posted a -1.80% cumulative total return (in U.S. dollar terms) for the 12 months ended August 31, 2000, as shown in the Performance Summary beginning on page 6. The Fund's benchmark, the Salomon Brothers World Government Bond Index, delivered a 4.10% return in local currency terms for the same 12-month period. However, a stronger dollar versus the euro and the Japanese yen resulted in a lower return of -2.21% in U.S. dollar terms for the index. The J.P. Morgan Global Government Bond Index, which measures and tracks bonds from around the world, posted returns of 4.40% and -2.04%, in local currency and U.S. dollar terms, respectively, for the same period. The J.P. Morgan U.S. Government Bond Index, which measures and tracks U.S. Treasury securities, was up 8.28%.(2)

  PORTFOLIO BREAKDOWN
  Based on Total Net Assets
  8/31/00
  Government Bonds                90.9%

  Corporate Bonds                  6.2%

  Warrants                         0.3%

  Short-Term Investments &
  Other Net Assets                 2.6%

Throughout the reporting period, we attempted to meet the Fund's objective by allocating approximately 70%-75% of total net assets to intermediate- and long-term bonds in developed markets, with the remaining assets invested in what we believed were the highest-quality and most-liquid bonds in emerging markets. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. Because emerging market bonds generally outperformed higher-quality industrial market debt during this period, our allocation to emerging market debt added positively to the Fund's performance.

The Fund's geographic allocation changed slightly during the period. Our allocation to North America decreased from 36.4% to 16.3% of total net assets, with U.S. and Canadian exposure decreasing by 17.6% and 2.5%, respectively. We increased our European allocation slightly from 43.0% to 50.4%, adjusting the underlying country mix to reduce our exposure to Germany and Spain, add to positions in Italy, the U.K. and the Netherlands, and initiate new positions in Belgium and France. The Fund's New Zealand allocation decreased by 2.1%, while we added to our positions in Turkey and South Korea. We also increased our holdings in Latin America by approximately 12.9%, leaving our exposure to that region at 20.7% on August 31, 2000.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Bond Fund. In our opinion, global economic growth should remain strong in the short term, and inflation could be relatively tame. This could prove to be an attractive environment for high-quality bonds and contributes to our positive outlook for the Fund. We also believe that the Fund's emerging market positions may continue to offer attractive return opportunities for its portfolio.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

We look forward to serving your future investment needs, and welcome your comments or suggestions.

Portfolio Management Team
Templeton Global Bond Fund

This discussion reflects our views, opinions and portfolio holdings as of August 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

ONE-YEAR PERFORMANCE
AS OF 8/31/00

One-year cumulative total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Cumulative Total Return        -1.80%
Net Asset Value (NAV)                   $8.05 (8/31/00)            $8.81 (8/31/99)
Change in NAV                          -$0.76

Distributions (9/1/99 - 8/31/00)        Dividend Income            $0.6000
                                        Long-Term Capital Gain     $0.0090
                                        ========================================
                                        TOTAL                      $0.6090

CLASS C
One-Year Cumulative Total Return         -2.34%
Net Asset Value (NAV)                     $8.05 (8/31/00)          $8.82 (8/31/99)
Change in NAV                            -$0.77
Distributions (9/1/99 - 8/31/00)        Dividend Income            $0.5631
                                        Long-Term Capital Gain     $0.0090
                                        =========================================
                                        TOTAL                      $0.5721

ADVISOR CLASS
One-Year Cumulative Total Return        -1.65%
Net Asset Value (NAV)                   $8.04 (8/31/00)          $8.81 (8/31/99)
Change in NAV                          -$0.77
Distributions (9/1/99 - 8/31/00)       Dividend Income           $0.6233
                                       Long-Term Capital Gain    $0.0090
                                       =========================================
                                       TOTAL                     $0.6323

Templeton Global Bond Fund paid distributions derived from long-term capital gains of 0.90 cents ($0.0090) per share in December 1999. The Fund hereby designates such distributions as capital gain dividends in accordance with Internal Revenue Code Section 852(b)(3).

Please see standardized SEC performance as of 8/31/00 and index comparison on pages 8-9.

Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

CLASS A                            1-YEAR    5-YEAR     10-YEAR      INCEPTION
                                                                     (9/18/86)
------------------------------------------------------------------------------
Cumulative Total Return(1)         - 3.37%     16.20%     70.28%       135.70%
Average Annual Total Return(2)     - 7.45%      2.16%      5.01%         5.97%
Value of $10,000 Investment(3)     $9,255    $11,125    $16,302       $22,577

                                                                 INCEPTION
CLASS C                               1-YEAR       5-YEAR        (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)            - 3.77%        14.01%        21.88%
Average Annual Total Return(2)        - 5.63%         2.44%         3.53%
Value of $10,000 Investment(3)        $9,437       $11,282       $12,068

                                                                            INCEPTION
ADVISOR CLASS(4)                   1-YEAR       5-YEAR      10-YEAR         (9/18/86)
-------------------------------------------------------------------------------------
Cumulative Total Return(1)         - 3.01%       18.01%       72.94%           39.38%
Average Annual Total Return(2)     - 3.01%        3.37%        5.63%            6.42%
Value of $10,000 Investment(3)     $9,699      $11,801      $17,294          $23,938


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods 1/1/97 and after, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 1.06% and 0.28%.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.

Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS A
1-Year                      -5.96%

5-Year                       2.66%

10-Year                      5.07%

Since Inception (9/18/86)    6.05%

AVERAGE ANNUAL TOTAL RETURN
8/31/00

CLASS C
1-Year                         -4.23%

5-Year                          2.95%

Since Inception (5/1/95)        3.66%

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Average annual total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.


                           Class A (9/1/90 -8/31/00)

                              [CLASS A LINE GRAPH]

                              CLASS A PLOT POINTS

The following line graph compares the performance of Templeton Global Bond Fund's Class A shares to that of the Salomon Brothers World Gov't Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/1/90 to 8/31/00.


                                               SALOMON       CPI
                    TEMPLETON GLOBAL BOND    WORLD GOV'T
                        FUND-CLASS A         BOND INDEX
                    -----------------------------------------------
     09/01/1990               $9,577            $10,000      $10,000
     09/30/1990               $9,581            $10,111      $10,084
     10/31/1990               $9,722            $10,563      $10,145
     11/30/1990               $9,805            $10,738      $10,167
     12/31/1990               $9,894            $10,845      $10,167
     01/31/1991              $10,080            $11,116      $10,228
     02/28/1991              $10,154            $11,119      $10,243
     03/31/1991               $9,926            $10,715      $10,258
     04/30/1991              $10,110            $10,880      $10,273
     05/31/1991              $10,182            $10,866      $10,303
     06/30/1991              $10,079            $10,753      $10,334
     07/31/1991              $10,173            $10,983      $10,349
     08/31/1991              $10,384            $11,197      $10,379
     09/30/1991              $10,765            $11,634      $10,426
     10/31/1991              $10,915            $11,756      $10,441
     11/30/1991              $10,915            $11,941      $10,471
     12/31/1991              $11,369            $12,561      $10,479
     01/31/1992              $11,162            $12,336      $10,494
     02/29/1992              $11,097            $12,267      $10,532
     03/31/1992              $11,031            $12,137      $10,585
     04/30/1992              $11,164            $12,223      $10,600
     05/31/1992              $11,489            $12,598      $10,615
     06/30/1992              $11,828            $12,951      $10,653
     07/31/1992              $12,112            $13,253      $10,676
     08/31/1992              $12,134            $13,624      $10,706
     09/30/1992              $11,663            $13,760      $10,736
     10/31/1992              $11,779            $13,386      $10,774
     11/30/1992              $11,662            $13,173      $10,789
     12/31/1992              $11,724            $13,252      $10,783
     01/31/1993              $11,809            $13,482      $10,836
     02/28/1993              $12,030            $13,747      $10,874
     03/31/1993              $12,252            $13,958      $10,912
     04/30/1993              $12,475            $14,253      $10,942
     05/31/1993              $12,550            $14,396      $10,957
     06/30/1993              $12,462            $14,365      $10,972
     07/31/1993              $12,539            $14,406      $10,972
     08/31/1993              $12,742            $14,839      $11,003
     09/30/1993              $12,704            $15,015      $11,025
     10/31/1993              $12,897            $14,990      $11,072
     11/30/1993              $12,651            $14,882      $11,079
     12/31/1993              $12,937            $15,009      $11,078
     01/31/1994              $13,291            $15,130      $11,109
     02/28/1994              $12,961            $15,031      $11,148
     03/31/1994              $12,483            $15,009      $11,186
     04/30/1994              $12,443            $15,027      $11,201
     05/31/1994              $12,375            $14,895      $11,208
     06/30/1994              $12,186            $15,110      $11,246
     07/31/1994              $12,336            $15,230      $11,276
     08/31/1994              $12,459            $15,177      $11,322
     09/30/1994              $12,418            $15,287      $11,352
     10/31/1994              $12,557            $15,532      $11,361
     11/30/1994              $12,473            $15,319      $11,376
     12/31/1994              $12,473            $15,361      $11,376
     01/31/1995              $12,502            $15,683      $11,420
     02/28/1995              $12,701            $16,085      $11,466
     03/31/1995              $12,802            $17,040      $11,504
     04/30/1995              $13,104            $17,356      $11,542
     05/31/1995              $13,525            $17,844      $11,565
     06/30/1995              $13,554            $17,949      $11,587
     07/31/1995              $13,700            $17,991      $11,587
     08/31/1995              $13,774            $17,373      $11,619
     09/30/1995              $14,041            $17,761      $11,640
     10/31/1995              $14,294            $17,893      $11,679
     11/30/1995              $14,428            $18,096      $11,670
     12/31/1995              $14,744            $18,285      $11,663
     01/31/1996              $14,805            $18,059      $11,731
     02/29/1996              $14,698            $17,967      $11,769
     03/31/1996              $14,729            $17,942      $11,830
     04/30/1996              $14,805            $17,871      $11,875
     05/31/1996              $14,898            $17,875      $11,898
     06/30/1996              $15,100            $18,015      $11,906
     07/31/1996              $15,146            $18,361      $11,928
     08/31/1996              $15,350            $18,432      $11,951
     09/30/1996              $15,586            $18,507      $11,989
     10/31/1996              $15,950            $18,853      $12,027
     11/30/1996              $16,364            $19,102      $12,050
     12/31/1996              $16,396            $18,947      $12,050
     01/31/1997              $16,187            $18,441      $12,088
     02/28/1997              $16,138            $18,302      $12,124
     03/31/1997              $15,993            $18,163      $12,154
     04/30/1997              $16,025            $18,004      $12,169
     05/31/1997              $16,140            $18,493      $12,162
     06/30/1997              $16,354            $18,714      $12,176
     07/31/1997              $16,420            $18,568      $12,191
     08/31/1997              $16,404            $18,557      $12,214
     09/30/1997              $16,671            $18,952      $12,244
     10/31/1997              $16,739            $19,346      $12,275
     11/30/1997              $16,705            $19,049      $12,268
     12/31/1997              $16,696            $18,991      $12,253
     01/31/1998              $16,714            $19,176      $12,275
     02/28/1998              $16,799            $19,332      $12,300
     03/31/1998              $16,799            $19,140      $12,324
     04/30/1998              $16,903            $19,446      $12,346
     05/31/1998              $16,938            $19,492      $12,369
     06/30/1998              $16,956            $19,520      $12,383
     07/31/1998              $16,938            $19,546      $12,398
     08/31/1998              $16,867            $20,079      $12,413
     09/30/1998              $17,419            $21,146      $12,428
     10/31/1998              $17,490            $21,773      $12,458
     11/30/1998              $17,436            $21,466      $12,458
     12/31/1998              $17,599            $21,898      $12,450
     01/31/1999              $17,581            $21,697      $12,481
     02/28/1999              $16,922            $21,004      $12,493
     03/31/1999              $17,032            $21,053      $12,531
     04/30/1999              $17,197            $21,044      $12,622
     05/31/1999              $16,826            $20,690      $12,622
     06/30/1999              $16,658            $20,327      $12,622
     07/31/1999              $16,789            $20,825      $12,655
     08/31/1999              $16,695            $20,922      $12,693
     09/30/1999              $16,885            $21,248      $12,749
     10/31/1999              $16,847            $21,238      $12,774
     11/30/1999              $16,635            $21,015      $12,780
     12/31/1999              $16,749            $20,964      $12,780
     01/31/2000              $16,535            $20,963      $12,815
     02/29/2000              $16,671            $20,516      $12,889
     03/31/2000              $16,829            $21,000      $12,992
     04/30/2000              $16,373            $20,315      $13,003
     05/31/2000              $16,176            $20,473      $13,013
     06/30/2000              $16,716            $20,970      $13,084
     07/31/2000              $16,536            $20,615      $13,112
     08/31/2000              $16,394            $20,459      $13,112

                            CLASS C (5/1/95-8/31/00)

                              [CLASS C LINE GRAPH]

                              CLASS C PLOT POINTS

The following line graph compares the performance of Templeton Global Bond Fund's Class C shares to that of the Salomon Brothers World Gov't Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 8/31/00.


                                           SALOMON
                       TEMPLETON            WORLD
                      GLOBAL BOND         GOV'T BOND
                      FUND-CLASS C          INDEX             CPI
                    -----------------------------------------------
   05/01/1995           $9,902             $10,000          $10,000
   05/31/1995          $10,209             $10,281          $10,020
   06/30/1995          $10,229             $10,342          $10,040
   07/31/1995          $10,337             $10,366          $10,040
   08/31/1995          $10,377             $10,010          $10,067
   09/30/1995          $10,585             $10,234          $10,086
   10/31/1995          $10,772             $10,310          $10,119
   11/30/1995          $10,869             $10,426          $10,112
   12/31/1995          $11,103             $10,536          $10,105
   01/31/1996          $11,156             $10,405          $10,164
   02/29/1996          $11,084             $10,352          $10,197
   03/31/1996          $11,103             $10,338          $10,250
   04/30/1996          $11,145             $10,297          $10,289
   05/31/1996          $11,199             $10,299          $10,309
   06/30/1996          $11,347             $10,380          $10,316
   07/31/1996          $11,379             $10,579          $10,335
   08/31/1996          $11,539             $10,620          $10,355
   09/30/1996          $11,700             $10,663          $10,388
   10/31/1996          $11,982             $10,863          $10,421
   11/30/1996          $12,288             $11,006          $10,441
   12/31/1996          $12,308             $10,917          $10,441
   01/31/1997          $12,147             $10,625          $10,473
   02/28/1997          $12,094             $10,546          $10,505
   03/31/1997          $11,981             $10,465          $10,531
   04/30/1997          $12,014             $10,374          $10,544
   05/31/1997          $12,095             $10,656          $10,537
   06/30/1997          $12,239             $10,783          $10,550
   07/31/1997          $12,285             $10,699          $10,563
   08/31/1997          $12,282             $10,692          $10,583
   09/30/1997          $12,478             $10,920          $10,609
   10/31/1997          $12,512             $11,147          $10,636
   11/30/1997          $12,489             $10,976          $10,629
   12/31/1997          $12,485             $10,942          $10,617
   01/31/1998          $12,481             $11,049          $10,636
   02/28/1998          $12,541             $11,139          $10,657
   03/31/1998          $12,549             $11,028          $10,678
   04/30/1998          $12,610             $11,204          $10,697
   05/31/1998          $12,632             $11,231          $10,717
   06/30/1998          $12,654             $11,247          $10,730
   07/31/1998          $12,636             $11,262          $10,742
   08/31/1998          $12,584             $11,569          $10,755
   09/30/1998          $12,977             $12,184          $10,768
   10/31/1998          $13,025             $12,545          $10,794
   11/30/1998          $12,993             $12,368          $10,794
   12/31/1998          $13,109             $12,617          $10,788
   01/31/1999          $13,090             $12,501          $10,814
   02/28/1999          $12,595             $12,102          $10,825
   03/31/1999          $12,672             $12,130          $10,858
   04/30/1999          $12,792             $12,125          $10,937
   05/31/1999          $12,511             $11,921          $10,937
   06/30/1999          $12,383             $11,712          $10,937
   07/31/1999          $12,476             $11,999          $10,965
   08/31/1999          $12,406             $12,055          $10,998
   09/30/1999          $12,541             $12,243          $11,046
   10/31/1999          $12,508             $12,237          $11,068
   11/30/1999          $12,344             $12,108          $11,073
   12/31/1999          $12,425             $12,079          $11,073
   01/31/2000          $12,262             $12,079          $11,104
   02/29/2000          $12,359             $11,821          $11,167
   03/31/2000          $12,472             $12,100          $11,257
   04/30/2000          $12,131             $11,705          $11,266
   05/31/2000          $11,981             $11,796          $11,275
   06/30/2000          $12,362             $12,082          $11,336
   07/31/2000          $12,239             $11,878          $11,360
   08/31/2000          $12,115             $11,788          $11,360



Past performance does not guarantee future results.

                         ADVISOR CLASS (9/1/90-8/31/00)

                           [ADVISOR CLASS LINE GRAPH]

                           ADVISOR CLASS PLOT POINTS

The following line graph compares the performance of Templeton Global Bond Fund's Advisor Class shares to that of the Salomon Brothers World Gov't Bond Index, and to the Consumer Price Index based on a $10,000 investment from 9/1/90 to 8/31/00.


                    TEMPLETON GLOBAL     SALOMON
                      BOND FUND-        WORLD GOV'T
                     ADVISOR CLASS      BOND INDEX        CPI
                    --------------------------------------------------
     09/01/1990        $10,000            $10,000      $10,000
     09/30/1990        $10,005            $10,111      $10,084
     10/31/1990        $10,152            $10,563      $10,145
     11/30/1990        $10,238            $10,738      $10,167
     12/31/1990        $10,333            $10,845      $10,167
     01/31/1991        $10,526            $11,116      $10,228
     02/28/1991        $10,604            $11,119      $10,243
     03/31/1991        $10,365            $10,715      $10,258
     04/30/1991        $10,558            $10,880      $10,273
     05/31/1991        $10,633            $10,866      $10,303
     06/30/1991        $10,525            $10,753      $10,334
     07/31/1991        $10,624            $10,983      $10,349
     08/31/1991        $10,844            $11,197      $10,379
     09/30/1991        $11,242            $11,634      $10,426
     10/31/1991        $11,399            $11,756      $10,441
     11/30/1991        $11,399            $11,941      $10,471
     12/31/1991        $11,874            $12,561      $10,479
     01/31/1992        $11,658            $12,336      $10,494
     02/29/1992        $11,589            $12,267      $10,532
     03/31/1992        $11,521            $12,137      $10,585
     04/30/1992        $11,660            $12,223      $10,600
     05/31/1992        $11,999            $12,598      $10,615
     06/30/1992        $12,353            $12,951      $10,653
     07/31/1992        $12,650            $13,253      $10,676
     08/31/1992        $12,673            $13,624      $10,706
     09/30/1992        $12,180            $13,760      $10,736
     10/31/1992        $12,300            $13,386      $10,774
     11/30/1992        $12,178            $13,173      $10,789
     12/31/1992        $12,243            $13,252      $10,783
     01/31/1993        $12,332            $13,482      $10,836
     02/28/1993        $12,563            $13,747      $10,874
     03/31/1993        $12,795            $13,958      $10,912
     04/30/1993        $13,028            $14,253      $10,942
     05/31/1993        $13,106            $14,396      $10,957
     06/30/1993        $13,015            $14,365      $10,972
     07/31/1993        $13,094            $14,406      $10,972
     08/31/1993        $13,307            $14,839      $11,003
     09/30/1993        $13,268            $15,015      $11,025
     10/31/1993        $13,469            $14,990      $11,072
     11/30/1993        $13,212            $14,882      $11,079
     12/31/1993        $13,511            $15,009      $11,078
     01/31/1994        $13,881            $15,130      $11,109
     02/28/1994        $13,536            $15,031      $11,148
     03/31/1994        $13,037            $15,009      $11,186
     04/30/1994        $12,995            $15,027      $11,201
     05/31/1994        $12,925            $14,895      $11,208
     06/30/1994        $12,727            $15,110      $11,246
     07/31/1994        $12,884            $15,230      $11,276
     08/31/1994        $13,013            $15,177      $11,322
     09/30/1994        $12,970            $15,287      $11,352
     10/31/1994        $13,115            $15,532      $11,361
     11/30/1994        $13,027            $15,319      $11,376
     12/31/1994        $13,027            $15,361      $11,376
     01/31/1995        $13,057            $15,683      $11,420
     02/28/1995        $13,266            $16,085      $11,466
     03/31/1995        $13,371            $17,040      $11,504
     04/30/1995        $13,686            $17,356      $11,542
     05/31/1995        $14,126            $17,844      $11,565
     06/30/1995        $14,155            $17,949      $11,587
     07/31/1995        $14,308            $17,991      $11,587
     08/31/1995        $14,386            $17,373      $11,619
     09/30/1995        $14,663            $17,761      $11,640
     10/31/1995        $14,927            $17,893      $11,679
     11/30/1995        $15,067            $18,096      $11,670
     12/31/1995        $15,397            $18,285      $11,663
     01/31/1996        $15,461            $18,059      $11,731
     02/29/1996        $15,349            $17,967      $11,769
     03/31/1996        $15,381            $17,942      $11,830
     04/30/1996        $15,461            $17,871      $11,875
     05/31/1996        $15,557            $17,875      $11,898
     06/30/1996        $15,769            $18,015      $11,906
     07/31/1996        $15,818            $18,361      $11,928
     08/31/1996        $16,030            $18,432      $11,951
     09/30/1996        $16,277            $18,507      $11,989
     10/31/1996        $16,657            $18,853      $12,027
     11/30/1996        $17,089            $19,102      $12,050
     12/31/1996        $17,123            $18,947      $12,050
     01/31/1997        $17,008            $18,441      $12,088
     02/28/1997        $16,961            $18,302      $12,124
     03/31/1997        $16,810            $18,163      $12,154
     04/30/1997        $16,847            $18,004      $12,169
     05/31/1997        $16,988            $18,493      $12,162
     06/30/1997        $17,184            $18,714      $12,176
     07/31/1997        $17,256            $18,568      $12,191
     08/31/1997        $17,259            $18,557      $12,214
     09/30/1997        $17,544            $18,952      $12,244
     10/31/1997        $17,602            $19,346      $12,275
     11/30/1997        $17,577            $19,049      $12,268
     12/31/1997        $17,584            $18,991      $12,253
     01/31/1998        $17,588            $19,176      $12,275
     02/28/1998        $17,681            $19,332      $12,300
     03/31/1998        $17,702            $19,140      $12,324
     04/30/1998        $17,798            $19,446      $12,346
     05/31/1998        $17,839            $19,492      $12,369
     06/30/1998        $17,880            $19,520      $12,383
     07/31/1998        $17,846            $19,546      $12,398
     08/31/1998        $17,791            $20,079      $12,413
     09/30/1998        $18,358            $21,146      $12,428
     10/31/1998        $18,441            $21,773      $12,458
     11/30/1998        $18,387            $21,466      $12,458
     12/31/1998        $18,582            $21,898      $12,450
     01/31/1999        $18,567            $21,697      $12,481
     02/28/1999        $17,875            $21,004      $12,493
     03/31/1999        $17,994            $21,053      $12,531
     04/30/1999        $18,155            $21,044      $12,622
     05/31/1999        $17,766            $20,690      $12,622
     06/30/1999        $17,592            $20,327      $12,622
     07/31/1999        $17,734            $20,825      $12,655
     08/31/1999        $17,655            $20,922      $12,693
     09/30/1999        $17,844            $21,248      $12,749
     10/31/1999        $17,827            $21,238      $12,774
     11/30/1999        $17,606            $21,015      $12,780
     12/31/1999        $17,710            $20,964      $12,780
     01/31/2000        $17,487            $20,963      $12,815
     02/29/2000        $17,636            $20,516      $12,889
     03/31/2000        $17,807            $21,000      $12,992
     04/30/2000        $17,349            $20,315      $13,003
     05/31/2000        $17,124            $20,473      $13,013
     06/30/2000        $17,701            $20,970      $13,084
     07/31/2000        $17,513            $20,615      $13,112
     08/31/2000        $17,361            $20,459      $13,112


AVERAGE ANNUAL TOTAL RETURN
8/31/00

ADVISOR CLASS***
1-Year                      -1.65%

5-Year                       3.83%

10-Year                      5.67%

Since Inception (9/18/86)    6.48%

*Source: Salomon Brothers. The unmanaged Salomon Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 17 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

**Source: Consumer Price Index, U.S. Bureau of Labor Statistics (8/31/00). The Consumer Price Index is a commonly used measure of inflation.

*** Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods 1/1/97 and after, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.

TEMPLETON GLOBAL BOND FUND
Financial Highlights

                                                                                       CLASS A
                                                               --------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                 2000        1999        1998        1997        1996
                                                                 ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................       $8.81       $9.49       $9.82       $9.76       $9.32
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .65         .58         .60         .63         .69
 Net realized and unrealized gains (losses)................        (.80)       (.66)       (.32)        .03         .35
                                                               --------------------------------------------------------
Total from investment operations...........................        (.15)       (.08)        .28         .66        1.04
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.60)       (.55)       (.55)       (.60)       (.58)
 Net realized gains........................................        (.01)       (.05)       (.06)         --          --
 Tax return of capital.....................................          --          --          --          --        (.02)
                                                               --------------------------------------------------------
Total distributions........................................        (.61)       (.60)       (.61)       (.60)       (.60)
                                                               --------------------------------------------------------
Net asset value, end of year...............................       $8.05       $8.81       $9.49       $9.82       $9.76
                                                               ========================================================
Total Return*..............................................     (1.80)%     (1.02)%       2.82%       6.87%      11.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $114,247    $146,753    $189,898    $198,131    $185,596
Ratios to average net assets:
 Expenses..................................................       1.23%       1.22%       1.17%       1.15%       1.13%
 Net investment income.....................................       7.19%       6.20%       6.12%       6.41%       7.09%
Portfolio turnover rate....................................     179.84%      74.60%      75.95%     166.69%     109.40%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                      CLASS C
                                                                ---------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                                ---------------------------------------------------
                                                                 2000       1999       1998       1997       1996
                                                                 ------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $8.82      $9.50      $9.83      $9.77      $9.31
                                                                ---------------------------------------------------
Income from investment operations:
 Net investment income......................................        .58        .54        .56        .57        .61
 Net realized and unrealized gains (losses).................       (.78)      (.66)      (.32)       .05        .41
                                                                ---------------------------------------------------
Total from investment operations............................       (.20)      (.12)       .24        .62       1.02
                                                                ---------------------------------------------------
Less distributions from:
 Net investment income......................................       (.56)      (.51)      (.51)      (.56)      (.54)
 Net realized gains.........................................       (.01)      (.05)      (.06)        --         --
 Tax return of capital......................................         --         --         --         --       (.02)
                                                                ---------------------------------------------------
Total distributions.........................................       (.57)      (.56)      (.57)      (.56)      (.56)
                                                                ---------------------------------------------------
Net asset value, end of year................................      $8.05      $8.82      $9.50      $9.83      $9.77
                                                                ===================================================
Total Return*...............................................    (2.34)%    (1.41)%      2.46%      6.44%     11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $11,966    $17,386    $20,404    $16,629     $6,563
Ratios to average net assets:
 Expenses...................................................      1.62%      1.62%      1.56%      1.54%      1.56%
 Net investment income......................................      6.78%      5.80%      5.73%      5.96%      6.69%
Portfolio turnover rate.....................................    179.84%     74.60%     75.95%    166.69%    109.40%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                 ADVISOR CLASS
                                                                ------------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                ------------------------------------------------
                                                                 2000          1999         1998          1997+
                                                                 ----------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $8.81        $9.49         $9.82        $10.16
                                                                ------------------------------------------------
Income from investment operations:
 Net investment income......................................        .63          .61           .62           .42
 Net realized and unrealized losses.........................       (.77)        (.67)         (.32)         (.34)
                                                                ------------------------------------------------
Total from investment operations............................       (.14)        (.06)          .30           .08
                                                                ------------------------------------------------
Less distributions from:
 Net investment income......................................       (.62)        (.57)         (.57)         (.42)
 Net realized gains.........................................       (.01)        (.05)         (.06)           --
                                                                ------------------------------------------------
Total distributions.........................................       (.63)        (.62)         (.63)         (.42)
                                                                ------------------------------------------------
Net asset value, end of year................................      $8.04        $8.81         $9.49         $9.82
                                                                ================================================
Total Return*...............................................    (1.65)%       (.77)%         3.08%          .80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................       $413       $1,261       $11,330       $12,742
Ratios to average net assets:
 Expenses...................................................       .98%         .97%          .91%          .88%**
 Net investment income......................................      7.28%        6.42%         6.38%         6.76%**
Portfolio turnover rate.....................................    179.84%       74.60%        75.95%       166.69%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 12

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.4%
ARGENTINA 4.5%
Pecom Energia SA, 144A, 8.125%, 7/15/07.....................    $ 5,000,000         $  4,425,000
Republic of Argentina:
  11.00%, 10/09/06..........................................        225,000              213,750
  11.75%, 4/07/09...........................................        800,000              747,800
  11.375%, 1/30/17..........................................        200,000              176,750
  9.75%, 9/19/27............................................        150,000              115,828
                                                                                    ------------
                                                                                       5,679,128
                                                                                    ------------
AUSTRALIA 3.9%
Australian Government, 10.00%, 10/15/07.....................      2,263,000AUD         1,582,479
Queensland Treasury Corp., 6.50%, 6/14/05...................      5,796,000AUD         3,338,485
                                                                                    ------------
                                                                                       4,920,964
                                                                                    ------------
BELGIUM 2.3%
Kingdom of Belgium, 8.50%, 10/01/07.........................      2,786,000EUR         2,882,103
                                                                                    ------------
BRAZIL 3.1%
Government of Brazil:
  9.375%, 4/07/08...........................................        800,000              728,500
  14.50%, 10/15/09..........................................      1,825,000            2,027,119
  Series L, cvt., FRN, 7.4375%, 4/15/12.....................        310,000              240,058
  12.75%, 1/15/20...........................................        500,000              489,375
  10.125%, 5/15/27..........................................        600,000              477,150
                                                                                    ------------
                                                                                       3,962,202
                                                                                    ------------
CANADA 6.3%
Government of Canada:
  10.50%, 3/01/01...........................................      6,235,000CAD         4,323,487
  10.00%, 5/01/02...........................................      5,135,000CAD         3,704,868
                                                                                    ------------
                                                                                       8,028,355
                                                                                    ------------
COLOMBIA 2.0%
Republic of Colombia, 7.25%, 2/23/04........................      2,950,000            2,559,125
                                                                                    ------------
DENMARK 2.6%
Kingdom of Denmark:
  9.00%, 11/15/00...........................................      6,605,000DKK           792,069
  8.00%, 3/15/06............................................     18,589,000DKK         2,448,846
                                                                                    ------------
                                                                                       3,240,915
                                                                                    ------------
FRANCE 6.7%
Government of France:
  8.25%, 2/27/04............................................      6,748,000EUR         6,547,024
  8.50%, 10/25/08...........................................      1,832,000EUR         1,952,038
                                                                                    ------------
                                                                                       8,499,062
                                                                                    ------------
GERMANY 3.2%
Federal Republic of Germany, 8.00%, 7/22/02.................      4,399,667EUR         4,096,916
                                                                                    ------------
INDIA .1%
+*Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99............        315,000              165,375
                                                                                    ------------

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
INDONESIA .3%
*P.T. Astra International, wts., 12/31/03...................      1,880,582 IDR     $    421,520
                                                                                    ------------
ITALY 9.9%
Buoni Poliennali del Tesoro:
  6.75%, 7/01/07............................................      1,243,000 EUR        1,176,916
  8.75%, 7/01/06............................................      2,751,000 EUR          2,828,286
Government of Italy:
  10.50%, 11/01/00..........................................      1,823,090 EUR        1,632,968
  10.50%, 4/01/05...........................................      6,476,000 EUR        6,883,053
                                                                                    ------------
                                                                                      12,521,223
                                                                                    ------------
MEXICO 7.7%
Bepensa SA, 144A, 9.75%, 9/30/04............................        230,000              212,750
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....         49,349               38,245
United Mexican States:
  9.875%, 1/15/07...........................................      4,350,000            4,612,088
  8.625%, 3/12/08...........................................      2,410,000            2,401,565
  11.375%, 9/15/16..........................................      2,140,000            2,514,500
                                                                                    ------------
                                                                                       9,779,148
                                                                                    ------------
NETHERLANDS 3.2%
Astra Overseas Finance NV, Reg S, FRN:
  Series I, 6.7775%, 12/31/01...............................        300,000              270,000
  Series II, 6.7775%, 6/30/05...............................      1,044,018              678,612
  Series III, zero cpn., 6/30/06............................      1,311,000              419,520
Government of Netherlands, 7.75%, 3/01/05...................      2,779,000 EUR        2,697,468
                                                                                    ------------
                                                                                       4,065,600
                                                                                    ------------
NEW ZEALAND 2.3%
Government of New Zealand, 8.00%, 11/15/06..................      6,437,000 NZD        2,922,740
                                                                                    ------------
PANAMA
Republic of Panama, FRN, 7.93%, 5/14/02.....................         24,616               24,382
                                                                                    ------------
SOUTH KOREA 2.2%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................      1,660,000            1,703,658
Republic of Korea, 8.875%, 4/15/08..........................      1,000,000            1,055,600
                                                                                    ------------
                                                                                       2,759,258
                                                                                    ------------
SPAIN 6.9%
Bonos y Oblig del Estado, 8.80%, 4/30/06....................      2,717,000 EUR        2,788,742
Government of Spain:
  10.10%, 2/28/01...........................................      3,142,692 EUR        2,857,564
  10.15%, 1/31/06...........................................      2,849,000 EUR        3,061,130
                                                                                    ------------
                                                                                       8,707,436
                                                                                    ------------
SWEDEN 4.9%
Kingdom of Sweden, 10.25%, 5/05/03..........................     51,400,000 SEK        6,155,716
                                                                                    ------------
TRINIDAD AND TOBAGO
SEI Holdings IX Inc., 144A, 11.00%, 11/30/00................         30,000               30,000
                                                                                    ------------

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2000 (CONT.)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TURKEY 1.2%
Republic of Turkey, 12.375%, 6/15/09........................    $ 1,450,000         $  1,574,700
                                                                                    ------------
UNITED KINGDOM 10.7%
United Kingdom:
  8.00%, 12/07/00...........................................      5,825,000 GBP        8,518,716
  8.50%, 7/16/07............................................      2,976,000 GBP        5,020,114
                                                                                    ------------
                                                                                      13,538,830
                                                                                    ------------
UNITED STATES 10.0%
++*Acadia Partners LP.......................................        999,667               12,096
++*Penobscot Partners LP....................................            333                2,892
U.S. Treasury Bond:
  6.375%, 8/15/27...........................................      3,415,000            3,641,244
  5.25%, 11/15/28...........................................      3,840,000            3,535,200
U.S. Treasury Note:
  6.125%, 8/31/02...........................................      4,450,000            4,447,219
  7.875%, 11/15/04..........................................        923,000              984,149
                                                                                    ------------
                                                                                      12,622,800
                                                                                    ------------
VENEZUELA 3.4%
Republic of Venezuela:
  FRN, 7.875%, 12/18/07.....................................        178,570              153,570
  Reg S, 9.125%, 6/18/07....................................        400,000              317,000
  9.25%, 9/15/27............................................      3,425,000            2,323,648
Venezuela Front Load Interest Reduction Bond, A, FRN,
  7.4375%, 3/31/07..........................................      1,666,650            1,444,776
                                                                                    ------------
                                                                                       4,238,994
                                                                                    ------------
TOTAL LONG TERM INVESTMENTS (COST $147,930,818).............                         123,396,492
OTHER ASSETS, LESS LIABILITIES 2.6%.........................                           3,229,143
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $126,625,635
                                                                                    ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- Great British Pound
IDR  -- Indonesia Rupah
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated. +Represents defaulted bonds.
++Securities represent equity investments.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2000

Assets:
 Investments in securities, at value (cost $147,930,818)....    $123,396,492
 Cash.......................................................          85,178
 Receivables:
  Investment securities sold................................       4,581,585
  Fund shares sold..........................................         243,175
  Dividends and interest....................................       3,517,817
                                                                ------------
      Total assets..........................................     131,824,247
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       4,441,019
  Fund shares redeemed......................................         517,378
  To affiliates.............................................         111,650
 Accrued expenses...........................................         128,565
                                                                ------------
      Total liabilities.....................................       5,198,612
                                                                ------------
Net assets, at value........................................    $126,625,635
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    244,634
 Net unrealized depreciation................................     (24,636,485)
 Accumulated net realized loss..............................     (16,746,124)
 Beneficial shares..........................................     167,763,610
                                                                ------------
Net assets, at value........................................    $126,625,635
                                                                ============
CLASS A:
 Net asset value per share ($114,246,520 / 14,199,581 shares
   outstanding).............................................           $8.05
                                                                ============
 Maximum offering price per share ($8.05 / 95.75%)..........           $8.41
                                                                ============
CLASS C:
 Net asset value per share ($11,966,385 / 1,485,639 shares
  outstanding)*.............................................           $8.05
                                                                ============
 Maximum offering price per share ($8.05 / 99.00%)..........           $8.13
                                                                ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($412,730 / 51,349 shares outstanding)....................           $8.04
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2000

Investment Income:
 (net of foreign taxes of $7,171)
 Dividends..................................................    $     67,602
 Interest...................................................      12,706,076
                                                                ------------
      Total investment income...............................                    $ 12,773,678
Expenses:
 Management fees (Note 4)...................................         759,639
 Administrative fees (Note 4)...............................         227,895
 Distribution fees (Note 4)
  Class A...................................................         341,818
  Class C...................................................          94,313
 Transfer agent fees (Note 4)...............................         261,703
 Custodian fees.............................................          32,518
 Reports to shareholders....................................          68,931
 Registration and filing fees...............................          36,023
 Professional fees..........................................          65,231
 Trustees' fees and expenses................................          30,571
 Other......................................................           1,936
                                                                ------------
      Total expenses........................................                       1,920,578
                                                                                ------------
            Net investment income...........................                      10,853,100
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (15,899,139)
  Foreign currency transactions.............................        (156,500)
                                                                ------------
     Net realized loss......................................                     (16,055,639)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................       2,512,574
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (91,505)
                                                                ------------
     Net unrealized appreciation............................                       2,421,069
                                                                                ------------
Net realized and unrealized loss............................                     (13,634,570)
                                                                                ------------
Net decrease in net assets resulting from operations........                    $ (2,781,470)
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2000 AND 1999

                                                                    2000               1999
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 10,853,100       $ 12,022,661
  Net realized gain (loss) from investments and foreign
   currency transactions....................................     (16,055,639)            19,329
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................       2,421,069        (13,157,946)
                                                                -------------------------------
    Net decrease in net assets resulting from operations....      (2,781,470)        (1,115,956)
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................      (9,561,861)       (10,143,914)
   Class C..................................................        (958,385)        (1,108,554)
   Advisor Class............................................         (50,970)          (179,587)
  Net realized gains:
   Class A..................................................        (153,023)          (835,181)
   Class C..................................................         (17,062)           (98,495)
   Advisor Class............................................          (1,226)            (7,158)
                                                                -------------------------------
 Total distributions to shareholders........................     (10,742,527)       (12,372,889)
 Beneficial share transactions (Note 3):
   Class A..................................................     (20,312,928)       (31,043,022)
   Class C..................................................      (4,145,377)        (1,555,156)
   Advisor Class............................................        (792,188)       (10,144,875)
                                                                -------------------------------
 Total beneficial share transactions........................     (25,250,493)       (42,743,053)
    Net decrease in net assets..............................     (38,774,490)       (56,231,898)
Net assets:
 Beginning of year..........................................     165,400,125        221,632,023
                                                                -------------------------------
 End of year................................................    $126,625,635       $165,400,125
                                                                ===============================
Undistributed net investment income included in net assets:
 End of year................................................    $    244,634       $         --
                                                                ===============================

                       See Notes to Financial Statements.
 18

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund), is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER WITH TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

On October 21, 1999, the Fund acquired all of the net assets of the Templeton Americas Government Securities Fund pursuant to a plan of reorganization approved by the Templeton Americas Government Securities Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,947,905 Class A shares (valued at $8.78 per share) for the net assets of the Templeton Americas Government Securities Fund, which aggregated $17,102,608, including $(1,480,591) of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $176,515,833.

3. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At August 31, 2000, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED AUGUST 31,
                                                          ----------------------------------------------------------------
                                                                     2000                                 1999
                                                          ----------------------------------------------------------------
                                                            SHARES          AMOUNT              SHARES          AMOUNT
                                                          ----------------------------------------------------------------
CLASS A SHARES:
Shares sold.............................................    4,856,098    $ 41,533,584           7,334,312    $  69,058,663
Shares issued on reinvestment of distributions..........      816,148       6,892,717             859,601        8,035,267
Shares issued on merger (Note 2)........................    1,947,905      17,102,608                  --               --
Shares redeemed.........................................  (10,069,615)    (85,841,837)        (11,546,052)    (108,136,952)
                                                          ----------------------------------------------------------------
Net decrease............................................   (2,449,464)   $(20,312,928)         (3,352,139)   $ (31,043,022)
                                                          ----------------------------------------------------------------

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

3. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED AUGUST 31,
                                                          ----------------------------------------------------------------
                                                                     2000                                 1999
                                                          ----------------------------------------------------------------
                                                            SHARES          AMOUNT              SHARES          AMOUNT
                                                          ----------------------------------------------------------------
CLASS C SHARES:
Shares sold.............................................      307,863    $  2,652,496             561,727    $   5,324,535
Shares issued on reinvestment of distributions..........       95,814         810,511             111,143        1,040,014
Shares redeemed.........................................     (888,954)     (7,608,384)           (849,404)      (7,919,705)
                                                          ----------------------------------------------------------------
Net decrease............................................     (485,277)   $ (4,145,377)           (176,534)   $  (1,555,156)
                                                          ================================================================

                                                                               YEAR ENDED AUGUST 31,
                                                          ----------------------------------------------------------------
                                                                     2000                                 1999
                                                          ----------------------------------------------------------------
                                                            SHARES          AMOUNT              SHARES          AMOUNT
                                                          ----------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.............................................       13,235    $    114,687             223,677    $   2,157,693
Shares issued on reinvestment of distributions..........        3,164          27,167               8,389           78,938
Shares redeemed.........................................     (108,231)       (934,042)         (1,282,907)     (12,381,506)
                                                          ----------------------------------------------------------------
Net decrease............................................      (91,832)   $   (792,188)         (1,050,841)   $ (10,144,875)
                                                          ================================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Next $500 million
0.10%         Next $500 million
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2000, unreimbursed cost were $215,334. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the year of $6,082 and $34,061, respectively.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At August 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $152,970,226 was as follows:

Unrealized appreciation.....................................  $    323,223
Unrealized depreciation.....................................   (29,896,957)
                                                              ------------
Net unrealized depreciation.................................  $(29,573,734)
                                                              ------------

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sales of securities and foreign currencies and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 1999 of $4,373,382 and $5,974,614, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (continued)

5. INCOME TAXES (CONT.)
At August 31, 2000, the Fund had tax basis capital losses of $1,358,720, including $855,111 from the merger of Templeton Americas Government Securities Fund described in Note 2, which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $  855,111
2008........................................................     503,609
                                                              ----------
                                                              $1,358,720
                                                              ----------

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2000 aggregated $239,133,998 and $278,240,946, respectively.

TEMPLETON GLOBAL BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Income
Trust -- Templeton Global Bond Fund (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial highlights for each of the three years ending August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 29, 2000

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Templeton Global Bond Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers L.L.P.
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Bond Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

406 A00 10/00                          [RECYCLED LOGO] Printed on recycled paper





                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------

PROXY                                                                   PROXY
                        SPECIAL SHAREHOLDERS' MEETING OF
                    FRANKLIN GLOBAL GOVERNMENT INCOME FUND
                                  JULY 19, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Global Government Income Fund ("Global Government Fund") that the undersigned is entitled to vote at the Global Government Fund's Special Shareholders' Meeting to be held at 920 Park Place, San Mateo, CA 94403-1907 at 3:00 a.m. Pacific time on July 19, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                          VOTE VIA THE INTERNET:
                                          FRANKLINTEMPLETON.COM
                                          VOTE VIA THE TELEPHONE:
                                          1-800-597-7836
                                          CONTROL NUMBER:

                                          NOTE: Please sign exactly as your name
                                          appears on the proxy. If signing for
                                          estates, trusts or corporations, your
                                          title or capacity should be stated. If
                                          shares are held jointly, each holder
                                          must sign.

                                          -----------------------------------
                                          Signature
                                          -----------------------------------
                                          Signature
                                          -----------------------------------
                                          Date

   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.

                          (Please see reverse side)

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT








                 PLEASE DETACH AT PERFORATION BEFORE MAILING.
-----------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN INVESTORS SECURITIES TRUST ON BEHALF OF THE GLOBAL GOVERNMENT FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE GLOBAL GOVERNMENT FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH TEMPLETON INCOME TRUST ON BEHALF OF TEMPLETON GLOBAL BOND FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL
1.

                                                      For    Against   Abstain

1.   To approve an Agreement and Plan of Reorganization
     between Franklin Investors Securities Trust      [ ]      [ ]       [ ]
     on behalf of the Franklin Global Government
     Income Fund ("Global Government Fund") and
     Templeton Income Trust on behalf of Templeton
     Global Bond Fund ("Global Bond Fund"), that provides for the acquisition of substantially all of the assets of Global Government Fund by Global
     Bond Fund in exchange for Class A, Class C and
     Advisor Class shares of Global Bond Fund, the distribution of such shares to the shareholders of Global Government Fund, and the dissolution of Global Government Fund (the "Reorganization").

                                                      GRANT  WITHHOLD  ABSTAIN
2.  To grant the proxyholders the authority to vote    [ ]      [ ]       [ ]
     upon any other business which may legally come before the Meeting or any adjournments thereof.




             IMPORTANT: PLEASE SIGN, AND MAIL IN YOUR PROXY...TODAY
             ---------

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE, NO POSTAGE REQUIRED IF MAILED IN THE U.S.




  YOUR PROXY VOTE IS IMPORTANT!
  AND NOW YOU CAN VOTE YOUR
  PROXY ON THE PHONE OR ON THE INTERNET.



  SAVES MONEY! Telephone and Internet voting saves postage costs.
  Savings which can help to minimize fund expenses.
  SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day. IT'S EASY! Just follow these simple steps:
   1. Read your proxy statement and have it at hand.
   2. Call toll-free 1-800/597-7836 or go to our Web site:
                     FRANKLINTEMPLETON.COM
   3. Click on the Proxy Voting link.
   4. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
   5. Follow the recorded or on-screen directions.
   6. Do NOT mail your Proxy Card when you vote by phone or Internet.

                                                                       FRK 2001





STATEMENT OF ADDITIONAL INFORMATION
FOR
TEMPLETON GLOBAL BOND FUND
Dated May 8, 2001
Acquisition of
the Assets of
FRANKLIN TEMPLETON GLOBAL CURRENCY FUND AND
FRANKLIN TEMPLETON HARD CURRENCY FUND,
each a series of Franklin Templeton Global Trust

By and in exchange for shares of the
TEMPLETON GLOBAL BOND FUND,
a series of Templeton Income Trust

This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Franklin Templeton Global Currency Fund for Class A shares of Templeton Global Bond Fund and to the proposed delivery of substantially all of the assets of Franklin Templeton Hard Currency Fund for Class A and Advisor Class shares of Templeton Global Bond Fund.
This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:
1. Statement of Additional Information of Templeton Global Bond Fund - Class A & C dated January 1, 2001.
2. Statement of Additional Information of Templeton Global Bond Fund - Advisor Class dated January 1, 2001.
3. Semi-Annual Report of Templeton Global Bond Fund for the six months ended February 28, 2001
4. Annual Report of Franklin Templeton Global Trust for the fiscal year ended October 31, 2000.
5.  Pro Forma Financial Statements.
This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 8, 2001, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Templeton Global Bond
Fund, P.O. Box 33030, St. Petersburg, FL  33733-8030.



                                  CLASS A & C
                      STATEMENT OF ADDITIONAL INFORMATION


TEMPLETON GLOBAL BOND FUND

Templeton Income Trust

CLASS A & C

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2001

[Insert Franklin Templeton Ben Head]
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
--------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated January 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, Strategies, and Risks. . . . . . . . . . . .2
Officers and Trustees. . . . . . . . . . . . . . 11
Management and Other Services. . . . . . . . . . 14
Portfolio Transactions. . . . . . . . . . . . . .15
Distributions and Taxes. . . . . . . . . . . . . 16
Organization, Voting Rights
 and Principal Holders. . . . . . . . . . . . . .18
Buying and Selling Shares. . . . . . . . . . . . 19
Pricing Shares. . . . . . . . . . . . . . . . . .25
The Underwriter. . . . . . . . . . . . . . . . . 26
Performance. . . . . . . . . . . . . . . . . . . 27
Miscellaneous Information. . . . . . . . . . . . 29
Description of Ratings. . . . . . . . . . . . . .30

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
      BANK;

o     ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
      PRINCIPAL.
------------------------------------------------------------------------------

GOAL, STRATEGIES, AND RISKS

------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain restrictions as fundamental and others as non-fundamental policies. A policy which is identified as fundamental may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is current income with capital appreciation and growth of income.

The Fund may not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

2. Purchase or retain securities of any company in which trustees or officers of the trust or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

5. Loan money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness.

6. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

7. Invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity) that are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

8. Invest more than 25% of its total assets in a single industry.

9. Borrow money, except that the Fund may borrow money in amounts up to 30% of the value of the Fund's net assets. In addition, the Fund may not pledge, mortgage or hypothecate its assets for any purpose, except that the Fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within Franklin Templeton Investments.)

11. Invest more than 5% of its net assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not invest more than 25% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

NON-FUNDAMENTAL INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund tries to achieve its goal by investing mainly in the debt securities of companies, governments and their agencies located anywhere in the world, including emerging markets.

Although the Fund's principal investments are in debt securities, it may also invest in equity securities, including preferred stock and common stocks which pay dividends; income-producing securities convertible into common stock; and American, European and Global Depositary Receipts.

The Fund may invest up to 10% of its total assets in securities that may not be resold without registration (restricted securities) and securities which are not otherwise readily marketable, with a maximum of 5% in restricted securities.

The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes". To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

In trying to achieve its investment goals, the Fund may, but is not obligated to, invest in the following types of securities or engage in the following types of transactions:

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.

COMMERCIAL PAPER Investments in commercial paper are limited to obligations rated Prime-1 by Moody's Investors Service, Inc. (Moody's) or A-1 by Standard & Poor's Ratings Group (S&P(R)) or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Because the Fund invests primarily in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. See "Fundamental investment policies and restrictions" for limitations with respect to the Fund's investments in debt securities.

The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, high risk, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, the Fund must distribute substantially all of its net income and gains to shareholders (see "Distributions and Taxes") generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. To the extent the Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

FUTURES CONTRACTS. Although the Fund has the authority to buy and sell financial futures contracts, it does not currently intend to enter into such transactions. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian). The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

OPTIONS ON SECURITIES, INDICES AND FUTURES. Although the Fund has the authority to sell covered put and call options and buy put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it does not currently intend to enter into such transactions.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also buy put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may buy call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates buying in the future. Similarly, the Fund may buy call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When buying call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Fund's limitation on investments in securities that are not readily marketable. See "Fundamental investment policies."

Some of the risks involved in stock index futures transactions relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may, but is not obligated to, enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts (forward contracts) to attempt to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward contracts an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities issued outside the U.S.) of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities maturing in 13 months or less; (2) commercial paper; (3) bank time deposits with less than seven days remaining to maturity; and (4) bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

U.S. GOVERNMENT SECURITIES are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

WHEN-ISSUED SECURITIES New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

OFFICERS AND TRUSTEES

------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Nicholas F. Brady (70)
16 North Washington Street, Easton, MD 21601
TRUSTEE

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Andrew H. Hines, Jr. (77)
One Progress Plaza, Suite 290, St. Petersburg, FL 33701
TRUSTEE

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and FORMERLY, director of various of its subsidiaries.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

Betty P. Krahmer (71)
2201 Kentmere Parkway, Wilmington, DE 19806
TRUSTEE

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Fred R. Millsaps (71)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
TRUSTEE

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Jeffrey A. Everett (36)
P.O. Box N-7759, Lyford Cay, Nassau, Bahamas
President

Executive Vice President, Portfolio Management, Templeton Global Advisors Limited; officer of some of the other investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

Samuel J. Forester, Jr. (52)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Managing Director, Templeton Worldwide, Inc.; Vice President and Director, Templeton Global Income Portfolio Ltd.; Director, Closed Joint-Stock Company Templeton and Templeton Trust Services Pvt. Ltd.; officer of 9 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., Founder and Partner, Forester, Hairston Investment Management, Inc. (1989-1990), Managing Director (Mid-East Region), Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor for Saudi Arabian Monetary Agency (1982-1987).

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

John R. Kay (60)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, Inc.; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Gregory E. McGowan (51)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
PRESIDENT

Executive Vice President and Director, Templeton Investment Counsel, Inc.; Executive Vice President-International Development, Chief International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited; officer of certain off-shore Templeton funds; officer of four of the investment companies in Franklin Templeton Investments; director of one of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, Senior Attorney, U.S. Securities and Exchange Commission.

Bruce S. Rosenberg (39)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER

Vice President, Franklin Templeton Services, Inc., and officer of 19 of the investment companies in Franklin Templeton Investments, and FORMERLY, Senior Manager-Fund Accounting, Templeton Global Investors, Inc.(1995-1996).

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members and Mr. Brady an annual retainer of $2,000 and a fee of $200 per board meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Trust and by Franklin Templeton Investments.

                       TOTAL FEES     TOTAL FEES RECEIVED  NUMBER OF BOARDS IN
                        RECEIVED         FROM FRANKLIN      FRANKLIN TEMPLETON
                     FROM THE TRUST/1       TEMPLETON          INVESTMENTS ON
      NAME                 ($)          INVESTMENTS/2 ($)    WHICH EACH SERVES/3
--------------------------------------------------------------------------------
Harris J. Ashton         3,000            363,165                    48
Nicholas F. Brady        3,000            138,700                    18
S. Joseph Fortunato      3,000            363,238                    50
John Wm. Galbraith/4     3,021            144,200                     0
Andrew H. Hines, Jr      3,016            203,700                    19
Betty P. Krahmer         3,000            138,700                    18
Gordon S. Macklin        3,000            363,165                    48
Fred R. Millsaps         3,016            201,700                    19

1. For the fiscal year ended August 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

4. Resigned December 31, 2000.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda, Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United States and Venezuela.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o  0.50% of the value of net assets up to and including $200 million;
o 0.45% of the value of net assets over $200 million and not over $1.3 billion; and
o  0.40% of the value of net assets in excess of $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Fund paid the following management fees:

                  MANAGEMENT FEES PAID ($)
-------------------------------------------------
2000                       759,639
1999                       975,877
1998                     1,139,351

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Fund pays FT Services a fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million; o 0.135% of average daily net assets over $200 million up to $700 million; o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the Fund paid FT Services the following administration fees:

                 ADMINISTRATION FEES PAID ($)
 -------------------------------------------------
 2000                       227,895
 1999                       292,763
 1998                       340,429

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

                   BROKERAGE COMMISSIONS ($)
 -------------------------------------------------
 2000                           00
 1999                        4,024
 1998                        5,681

As of August 31, 2000, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

PASS-THROUGH OF FOREIGN TAX CREDITS The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AND FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market on January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares on January 2, 2001, and to restart your holding period in the shares on this date.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

DEFERRAL OF BASIS If you redeem some or all of your shares in the Fund, and then reinvest the redemption proceeds in the Fund or in another Franklin Templeton fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss on your redemption, all or a portion of the sales charge that you paid for your original shares in the Fund is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS It is anticipated that none or only a small percentage of the Fund's income dividends will qualify for the corporate dividends-received deduction. This is because only dividends received by the Fund from its investment in certain corporations qualify for the deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary income or capital gains, or could affect the amount and timing of income distributed to you. For example, if the Fund is allowed to invest in option or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end. Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

The Fund may also invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

PFIC SECURITIES The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). The Fund intends to mark-to-market these securities, and recognize any gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Fund is a nondiversified series of Templeton Income Trust (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  Templeton Global Bond Fund -  Class A
o  Templeton Global Bond Fund -  Class C
o  Templeton Global Bond Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of December 1, 2000, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                  SHARE CLASS   PERCENTAGE (%)
----------------------------------------------------------------
Templeton Investment Counsel Inc.   Advisor         54.63
ACNA                                 Class
Attn Mike Corcoran
1850 Gateway Dr. 6th Floor
San Mateo, CA 94404

Charles Schwab & Co Inc             Class A         17.01
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA 94104-4122

FTB&T Cust for the IRA of           Advisor         10.89
Dieter E. Bronner                    Class
17940 Gulf Blvd Condo 12E
Redington Shores, FL 33708

FTB&T Cust for the 403B of          Advisor          7.10
Zelma D. Tate                        Class
FBO Zelma D. Tate
833 Parkhaven
Mesquite, TX 75149

Larry L Greene                      Advisor          6.52
7106 Fort Hunt Rd                    Class
Alexandria, VA 22307

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of December 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o   Was formed at least six months ago,

o   Has a purpose other than buying Fund shares at a discount,

o   Has more than 10 members,

o   Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                SALES CHARGE (%)
----------------------------------------------------------------------
Under $30,000                                  3.0
$30,000 but less than $100,000                 2.0
$100,000 but less than $400,000                1.0
$400,000 or more                               0
$200,000 but less than $400,000                1.0
$400,000 or more                               0


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31 :

                                                        AMOUNT RECEIVED IN
                                                          CONNECTION WITH
           TOTAL COMMISSIONS    AMOUNT RETAINED BY         REDEMPTIONS AND
              RECEIVED ($)       DISTRIBUTORS ($)          REPURCHASES ($)
 -------------------------------------------------------------------------------
 2000            76,916                6,082                   34,061
 1999           179,184               10,375                   10,964
 1998           467,836                  777                   12,258

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets.

THE CLASS A PLAN is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one quarter, however, may be reimbursed in future quarters or years. This includes expenses not reimbursed because they had exceeded the applicable limit under the plan. As of August 31, 2000, expenses under the plan that may be reimbursable in future quarters or years totaled $215,334, or 0.18848% of Class A's net assets.

For the fiscal year ended August 31, 2000, the amounts paid by the fund pursuant to the plan were:

                                                ($)
-----------------------------------------------------
Advertising                                    8,574
Printing and mailing prospectuses             11,218
  other than to current shareholders
Payments to underwriters                       5,940
Payments to broker-dealers                   294,032
Other                                         29,192
                                        -------------
Total                                        348,956
                                        =============

THE CLASS C PLANS. The Fund pays Distributors up to 0.65% per year of the class's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

THE CLASS C plans is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended August 31, 2000, were:

                                                ($)
-----------------------------------------------------
Advertising                                    1,632
Printing and mailing prospectuses
  other than to current shareholders           1,289
Payments to underwriters                         632
Payments to broker-dealers                    91,517
Other                                          2,231
                                        -------------
Total                                         97,301
                                        =============

THE CLASS A AND C PLANS. To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended August 31, 2000, were:

                 1 YEAR (%)       5 YEARS (%)               10 YEARS (%)
-----------------------------------------------------------------------------
Class A            -5.96            2.66                      5.07

                                                              SINCE
                                                            INCEPTION
                  1 YEAR (%)      5 YEARS (%)               (5/1/95)(%)
-----------------------------------------------------------------------------
Class C          -4.23              2.95                      2.95

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return
n     = number of years
ERV   = ending redeemable value of a hypothetical $1,000
        payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2000, were:

                 1 YEAR (%)       5 YEARS (%)               10 YEARS (%)
-----------------------------------------------------------------------------
Class A            -5.96            14.00                     63.94

                                                            SINCE
                                                           INCEPTION
                 1 YEAR (%)       5 YEARS (%)             (5/1/95) (%)
-----------------------------------------------------------------------------
Class C            -4.23            15.64                     15.64

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended August 31, 2000, were:

CLASS A (%)                                       CLASS C (%)
-------------------------------------------------------------------
6.98                                               6.58

The following SEC formula was used to calculate these figures:

Yield = 2 [(A-B + 1)6 - 1]
            ---
            cd

where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended August 31, 2000, were:

CLASS A (%)                   CLASS C (%)
---------------------------------------------
6.68                          6.52

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firM that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Salomon World Government Bond Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

-------------------------------------------------------------------------------
*     Sir John Templeton sold the Templeton organization to Franklin
      Resources, Inc. in October 1992 and resigned from the board on April
      16, 1995. He is no longer involved with the investment management process.



                                 ADVISOR CLASS
                      STATEMENT OF ADDITIONAL INFORMATION


TEMPLETON GLOBAL BOND FUND

Templeton Income Trust

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2001

[Insert Franklin Templeton Ben Head]
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated January 1, 2001, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goal, and Strategies, and Risks. . . . . . . . .  2
Officers and Trustees. . . . . . . . . . . . . . 11
Management and Other Services. . . . . . . . . . 14
Portfolio Transactions. . . . . . . . . . . . . .15
Distributions and Taxes. . . . . . . . . . . . . 16
Organization, Voting Rights
 and Principal Holders. . . . . . . . . . . . . .18
Buying and Selling Shares. . . . . . . . . . . . 19
Pricing Shares . . . . . . . . . . . . . . . . . 21
The Underwriter. . . . . . . . . . . . . . . . . 22
Performance. . . . . . . . . . . . . . . . . . . 22
Miscellaneous Information. . . . . . . . . . . . 25
Description of Ratings. . . . . . . . . . . . . .25


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
------------------------------------------------------------------------------


GOAL, STRATEGIES, AND RISKS
------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain restrictions as fundamental and others as non-fundamental policies. A policy which is identified as fundamental may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is current income with capital appreciation and growth of income.

The Fund may not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than publicly issued debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except futures contracts as described in the Fund's prospectus).

2. Purchase or retain securities of any company in which trustees or officers of the trust or of the manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; or purchase on margin or sell short, except that the Fund may make margin payments in connection with futures, options and currency transactions.

5. Loan money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness.

6. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

7. Invest more than 15% of its total assets in securities of foreign companies that are not listed on a recognized U.S. or foreign securities exchange, including no more than 5% of its total assets in restricted securities and no more than 10% of its total assets in restricted securities and other securities (including repurchase agreements having more than seven days remaining to maturity) that are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

8. Invest more than 25% of its total assets in a single industry.

9. Borrow money, except that the Fund may borrow money in amounts up to 30% of the value of the Fund's net assets. In addition, the Fund may not pledge, mortgage or hypothecate its assets for any purpose, except that the Fund may do so to secure such borrowings and then only to an extent not greater than 15% of its total assets. Arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets.

10. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within Franklin Templeton Investments.)

11. Invest more than 5% of its net assets in warrants whether or not listed on the New York Stock Exchange (NYSE) or American Stock Exchange, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not invest more than 25% of its total assets in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's).

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

NON-FUNDAMENTAL INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund tries to achieve its goal by investing mainly in the debt securities of companies, governments and their agencies located anywhere in the world, including emerging markets.

Although the Fund's principal investments are in debt securities, it may also invest in equity securities, including preferred stock and common stocks which pay dividends; income-producing securities convertible into common stock; and American, European and Global Depositary Receipts.

The Fund may invest up to 10% of its total assets in securities that may not be resold without registration (restricted securities) and securities which are not otherwise readily marketable, with a maximum of 5% in restricted securities.

The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities.

The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Distributions and Taxes". To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

In trying to achieve its investment goals, the Fund may, but is not obligated to, invest in the following types of securities or engage in the following types of transactions:

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) are fixed-income securities that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.

COMMERCIAL PAPER Investments in commercial paper are limited to obligations rated Prime-1 by Moody's Investors Service, Inc. (Moody's) or A-1 by Standard & Poor's Ratings Group(S&P(R)) or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Because the Fund invests primarily in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. See "Fundamental investment policies and restrictions" for limitations with respect to the Fund's investments in debt securities.

The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon the manager's judgment as to future interest rate changes.

LOWER-RATED SECURITIES. Although they may offer higher yields than do higher rated securities, high risk, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

The Fund may accrue and report interest income on high yield bonds, such as zero coupon bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of federal tax liabilities, the Fund must distribute substantially all of its net income and gains to shareholders (see "Distributions and Taxes") generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. To the extent the Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

FUTURES CONTRACTS. Although the Fund has the authority to buy and sell financial futures contracts, it does not currently intend to enter into such transactions. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including:
U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract or, in the case of a stock index futures contract, owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian). The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.

OPTIONS ON SECURITIES, INDICES AND FUTURES. Although the Fund has the authority to sell covered put and call options and buy put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets, it does not currently intend to enter into such transactions.

An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by the Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if the Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by the Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also buy put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, its loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

The Fund may buy call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates buying in the future. Similarly, the Fund may buy call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When buying call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Fund's limitation on investments in securities that are not readily marketable. See "Fundamental investment policies."

Some of the risks involved in stock index futures transactions relate to the Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the Fund for hedging purposes also depends upon the manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, the Fund may, but is not obligated to, enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts (forward contracts) to attempt to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the Fund's forward contracts an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated with obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities issued outside the U.S.) of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (1940
Act). As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities maturing in 13 months or less; (2) commercial paper; (3) bank time deposits with less than seven days remaining to maturity; and (4) bankers' acceptances. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

U.S. GOVERNMENT SECURITIES are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

WHEN-ISSUED SECURITIES New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The Trust has a board of trustees. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Nicholas F. Brady (70)
16 North Washington Street, Easton, MD 21601
TRUSTEE

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

Andrew H. Hines, Jr. (77)
One Progress Plaza, Suite 290, St. Petersburg, FL 33701
TRUSTEE

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and former director of various of its subsidiaries.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

Betty P. Krahmer (71)
2201 Kentmere Parkway, Wilmington, DE 19806
TRUSTEE

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Fred R. Millsaps (71)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
TRUSTEE

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Jeffrey A. Everett (36)
P.O. Box N-7759, Lyford Cay, Nassau, Bahamas
President

Executive Vice President, Portfolio Management, Templeton Global Advisors Limited; officer of some of the other investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

Samuel J. Forester, Jr. (52)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Managing Director, Templeton Worldwide, Inc.; Vice President and Director, Templeton Global Income Portfolio Ltd.; Director, Closed Joint-Stock Company Templeton and Templeton Trust Services Pvt. Ltd.; officer of 9 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., Founder and Partner, Forester, Hairston Investment Management, Inc. (1989-1990), Managing Director (Mid-East Region), Merrill Lynch, Pierce, Fenner & Smith Inc. (1987-1988), and Advisor for Saudi Arabian Monetary Agency (1982-1987).

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; Chairman of the Board and President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

John R. Kay (60)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, Inc.; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Gregory E. McGowan (51)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
PRESIDENT

Executive Vice President and Director, Templeton Investment Counsel, Inc.; Executive Vice President-International Development, Chief International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited; officer of certain off-shore Templeton funds; officer of four of the investment companies in Franklin Templeton Investments; director of one of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, Senior Attorney, U.S. Securities and Exchange Commission.

Bruce S. Rosenberg (39)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER

Vice President, Franklin Templeton Services, Inc., and officer of 19 of the investment companies in Franklin Templeton Investments, and FORMERLY, Senior Manager-Fund Accounting, Templeton Global Investors, Inc.(1995-1996).

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members and Mr. Brady an annual retainer of $2,000 and a fee of $200 per board meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Trust and by Franklin Templeton Investments.

                       TOTAL FEES     TOTAL FEES RECEIVED  NUMBER OF BOARDS IN
                        RECEIVED         FROM FRANKLIN      FRANKLIN TEMPLETON
                     FROM THE TRUST/1      TEMPLETON           INVESTMENTS ON
       NAME                ($)           INVESTMENT/2 ($)   WHICH EACH SERVES/3
--------------------------------------------------------------------------------
Harris J. Ashton         3,000               363,165               48
Nicholas F. Brady        3,000               138,700               18
S. Joseph Fortunato      3,000               363,238               50
John Wm. Galbraith/4     3,021               144,200                0
Andrew H. Hines, Jr      3,016               203,700               19
Betty P. Krahmer         3,000               138,700               18
Gordon S. Macklin        3,000               363,165               48
Fred R. Millsaps         3,016               201,700               19

1. For the fiscal year ended August 31, 2000.
2. For the calendar year ended December 31, 2000.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.
4. Resigned December 31, 2000

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Templeton Investment Counsel, Inc., through its Global Bond Managers division. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Bermuda Brazil, Canada, China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United States and Venezuela.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o 0.50% of the value of net assets up to and including $200 million;

o 0.45% of the value of net assets over $200 million and not over $1.3 billion; and

o 0.40% of the value of net assets in excess of $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Fund paid the following management fees:

                  MANAGEMENT FEES PAID ($)
-------------------------------------------------
2000                       759,639
1999                       975,877
1998                      1,139,351


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Fund pays FT Services a fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended August 31, the Fund paid FT Services the following administration fees:

                 ADMINISTRATION FEES PAID ($)

 -------------------------------------------------
 2000                       227,895
 1999                       292,763
 1998                       340,429

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS

------------------------------------------------------------------------------

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

                   BROKERAGE COMMISSIONS ($)
 -------------------------------------------------
 2000                            0
 1999                        4,024
 1998                        5,681

As of August 31, 2000, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from the Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

PASS-THROUGH OF FOREIGN TAX CREDITS The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts from the prior year.

The Fund intends to declare and pay these distributions in December or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AND FIVE YEAR GAINS Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the redemption of Fund shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market on January 2, 2001. If you make this election, any Fund shares that you acquired before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your Fund shares on January 2, 2001, and to restart your holding period in the shares on this date.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS It is anticipated that none or only a small percentage of the Fund's income dividends will qualify for the corporate dividends-received deduction. This is because only dividends received by the Fund from its investment in certain corporations qualify for the deduction.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could affect whether gains and losses it recognizes are treated as ordinary income or capital gains, or could affect the amount and timing of income distributed to you. For example, if the Fund is allowed to invest in option or futures contracts, it could be required to mark-to-market these contracts at its fiscal year end. Under these rules, gains or losses on these contracts would be treated as 60% long-term and 40% short-term capital gains or losses.

The Fund may also invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require it to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, the Fund may be required to sell securities in its portfolio that it otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by the Fund.

PFIC SECURITIES The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). The Fund intends to mark-to-market these securities, and recognize any gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Fund is a nondiversified series of Templeton Income Trust(the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Fund currently offers three classes of shares, Class A, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Templeton Global Bond Fund - Class A

o Templeton Global Bond Fund - Class C

o Templeton Global Bond Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of December 1, 2000, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                  SHARE CLASS   PERCENTAGE (%)
----------------------------------------------------------------
Templeton Investment Counsel Inc.   Advisor         54.63
ACNA                                 Class
Attn Mike Corcoran
1850 Gateway Dr. 6th Floor
San Mateo, CA 94404
Charles Schwab & Co Inc             Class A         17.01
FBO SPS Advantage
101 Montgomery St.
San Francisco, CA 94104-4122
FTB&T                               Advisor         10.89
Dieter E. Bronner                    Class
17940 Gulf Blvd Condo 12E
Redington Shores, FL 33708
FTB&T                               Advisor          7.10
Zelma D. Tate                        Class
FBO Zelma D. Tate
833 Parkhaven
Mesquite, TX 75149
Larry L Greene                      Advisor          6.52
7106 Fort Hunt Rd                    Class
Alexandria, VA 22307

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of December 1, 2000, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-----------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns for the indicated periods ended August 31, 2000, were:

                       1 YEAR (%)  5 YEARS (%)   10 YEARS (%)
----------------------------------------------------------------
Advisor Class          -1.64       3.83          5.67

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P     =     a hypothetical initial payment of $1,000
T     =     average annual total return
n     =     number of years
ERV   =     ending redeemable value of a hypothetical $1,000
            payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2000, were:

                       1 YEAR (%)  5 YEARS (%)   10 YEARS (%)
----------------------------------------------------------------
Advisor Class          -1.64       20.70         73.61

CURRENT YIELD Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the net asset value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended August 31, 2000, was:

                                                 YIELD (%)
-------------------------------------------------------------------
Advisor Class                                    7.24

The following SEC formula was used to calculate this figure:

Yield = 2 [(A-B + 1)6 - 1]
            ---
            cd

where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average
    daily number of shares outstanding during the period that were entitled to receive dividends

d = the net asset value per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current net asset value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended August 31, 2000, was:

                                                DISTRIBUTION RATE (%)
-------------------------------------------------------------------
Advisor Class                                    7.82

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Salomon World Government Bond Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $229 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

---------------------------------------------------------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.



SEMI ANNUAL REPORT
TEMPLETON GLOBAL BOND FUND


[SCALE GRAPHIC]

                                                               FEBRUARY 28,
2001


[FRANKLIN TEMPLETON INVESTMENTS LOGO]


PAGE

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


--------------------------------------------------------------------------------
franklintempleton.com

[MOUSE GRAPHIC]

Want your account balance? Curious about your asset allocation and recent transactions? Ready to buy, sell or exchange shares of your Fund? Take advantage of these features and more with Online Shareholder Services -- fast, convenient, online access to your accounts.
--------------------------------------------------------------------------------

PAGE


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world, including emerging markets.
--------------------------------------------------------------------------------


This semiannual report of Templeton Global Bond Fund covers the period ended February 28, 2001. During the six months under review, many bond investors grew confident that U.S. inflation and interest rates would decline as clear signs of slowing economic growth appeared. The reduction in U.S. growth was expected to have a similar impact on global economies, leading to lower commodity prices and wages, thus easing inflationary pressures and allowing for lower interest rates worldwide. The U.S. slowdown was expected to reduce Europe's, Asia's and Latin America's growth rates as export demand declined.
Of these, Europe's industrial sector, Asia's high-tech sector and Latin America as a whole are considered to be the most vulnerable to waning U.S. imports.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.



CONTENTS

Shareholder Letter
 ......................................................      1

Performance Summary
 .....................................................      8

Financial Highlights &
Statement of Investments ................................................
10

Financial Statements ....................................................
16

Notes to Financial Statements ...........................................
19


FUND CATEGORY
[PYRAMID GRAPHIC]


PAGE


The decelerating U.S. economic growth rate was generally due to the Federal Reserve Board's (the Fed's) tight monetary policy stance early in the reporting period, as well as historically high oil prices that reduced personal income and consumption. Business investment, particularly in capital goods, declined as corporate profits fell. Furthermore, yield spreads, or differences, on corporate loans widened due to deteriorating corporate financial conditions coupled with credit quality downgrades from the national credit rating agencies. Consumer spending also declined as stock market corrections further eroded wealth and resultant weak demand led to rising inventories. Manufacturing sector declines, coupled with the possibility of flagging consumption resulting from a rapid increase in household savings, created concern among investors about a potential recession. The Fed's Open Market Committee responded to these economic events by reducing the federal funds target rate 100 basis points, from 6.50% to 5.50%, in January 2001.

With the Fed's new credit-easing stance toward monetary policy, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell because investors expected the Fed to reduce the federal funds target rate further, but long-term Treasury bond yields did not fall as far despite expectations of lower inflation, due to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less of a reduction in outstanding government debt than previously expected.

2


PAGE


Consequently, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets generally offered positive returns in local currency terms. The U.K. and European Monetary Union (EMU) Bond indexes rose 5.47% and 5.58% over the six-month period despite tighter monetary policy across the European continent early in the period. German, Italian, French and Spanish bonds rose 5.33%, 5.26%, 5.49% and 5.50%, respectively. Sweden trended with the
Euroland countries, rising 5.27%, while Denmark outperformed with a 6.01% gain as investors signaled relief following the country's decision not to join the EMU at the current time.(1) The Euroland benchmark yield curve also steepened as short-term rates fell based on investor expectations of interest rate cuts by European Central Bank (ECB) monetary authorities. But unlike in the U.S., the long end of the Euroland curve remained relatively unchanged.

The Japanese debt market performed well, rising 4.52% despite the Bank of Japan's 0.25% short-term interest rate hike early in the period and subsequent 0.10% rate cut in February. The Australian and New Zealand markets, where rising commodity prices supported the local currencies and helped contain inflation, kept pace with the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)

Emerging market bonds provided generally positive returns during the period as commodity prices remained historically high, particularly for oil, and many issuer governments adhered


"Emerging Market bonds provided generally positive returns during the period...."


1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor,
2/28/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


3
PAGE

to sound economic policies. Rising commodity prices improve export revenues and, hence, the external debt repayment capacity of issuer countries. The market experienced some volatility during the fourth quarter due to investor uncertainty regarding the U.S. equity market and negative developments in Argentina and Turkey, but ended on a positive trend due in part to the Fed's interest rate reductions. Historically, emerging market bonds have rallied behind falling U.S. interest rates, and this was the case as the total return for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 20.63% in U.S.-dollar terms during the six months ended February 28, 2001. Within the J.P.
Morgan EMBIG, Nigeria was among the best performers, with a price appreciation of 43.51% in local currency terms. Other countries that generated solid price appreciation included Poland, which rose 25.92%; Ecuador, 19.83%; and Colombia, up 16.79%, in local currency terms. The only exceptions to this positive performance were Bulgaria and Ivory Coast.(2)

The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the U.S. and other countries, heightened demand for such instruments by global high yield investors as yields-to-maturity for dollar-denominated instruments reached an average of 11.34% during the reporting period. Hence, many investors reallocated their portfolios away from U.S. high yield bonds toward emerging market debt (so-called "crossover investments") to obtain more attractive yields and benefit from potential capital gains as their associated risk premium decreased. The latter occurred as


2. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



SEMI ANNUAL REPORT
TEMPLETON GLOBAL BOND FUND


[SCALE GRAPHIC]

                                                              FEBRUARY 28, 2001


[FRANKLIN TEMPLETON INVESTMENTS LOGO]


PAGE

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


--------------------------------------------------------------------------------
franklintempleton.com

[MOUSE GRAPHIC]

Want your account balance? Curious about your asset allocation and recent transactions? Ready to buy, sell or exchange shares of your Fund? Take advantage of these features and more with Online Shareholder Services -- fast, convenient, online access to your accounts.
--------------------------------------------------------------------------------

PAGE


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world, including emerging markets.
--------------------------------------------------------------------------------


This semiannual report of Templeton Global Bond Fund covers the period ended February 28, 2001. During the six months under review, many bond investors grew confident that U.S. inflation and interest rates would decline as clear signs of slowing economic growth appeared. The reduction in U.S. growth was expected to have a similar impact on global economies, leading to lower commodity prices and wages, thus easing inflationary pressures and allowing for lower interest rates worldwide. The U.S. slowdown was expected to reduce Europe's, Asia's and Latin America's growth rates as export demand declined. Of these, Europe's industrial sector, Asia's high-tech sector and Latin America as a whole are considered to be the most vulnerable to waning U.S. imports.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.



CONTENTS

Shareholder Letter ......................................................      1

Performance Summary .....................................................      8

Financial Highlights &
Statement of Investments ................................................     10

Financial Statements ....................................................     16

Notes to Financial Statements ...........................................     19


FUND CATEGORY
[PYRAMID GRAPHIC]


PAGE


The decelerating U.S. economic growth rate was generally due to the Federal Reserve Board's (the Fed's) tight monetary policy stance early in the reporting period, as well as historically high oil prices that reduced personal income and consumption. Business investment, particularly in capital goods, declined as corporate profits fell. Furthermore, yield spreads, or differences, on corporate loans widened due to deteriorating corporate financial conditions coupled with credit quality downgrades from the national credit rating agencies. Consumer spending also declined as stock market corrections further eroded wealth and resultant weak demand led to rising inventories. Manufacturing sector declines, coupled with the possibility of flagging consumption resulting from a rapid increase in household savings, created concern among investors about a potential recession. The Fed's Open Market Committee responded to these economic events by reducing the federal funds target rate 100 basis points, from 6.50% to 5.50%, in January 2001.

With the Fed's new credit-easing stance toward monetary policy, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell because investors expected the Fed to reduce the federal funds target rate further, but long-term Treasury bond yields did not fall as far despite expectations of lower inflation, due to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less of a reduction in outstanding government debt than previously expected.

2


PAGE


Consequently, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets generally offered positive returns in local currency terms. The U.K. and European Monetary Union (EMU) Bond indexes rose 5.47% and 5.58% over the six-month period despite tighter monetary policy across the European continent early in the period. German, Italian, French and Spanish bonds rose 5.33%, 5.26%, 5.49% and 5.50%, respectively. Sweden trended with the Euroland countries, rising 5.27%, while Denmark outperformed with a 6.01% gain as investors signaled relief following the country's decision not to join the EMU at the current time.(1) The Euroland benchmark yield curve also steepened as short-term rates fell based on investor expectations of interest rate cuts by European Central Bank (ECB) monetary authorities. But unlike in the U.S., the long end of the Euroland curve remained relatively unchanged.

The Japanese debt market performed well, rising 4.52% despite the Bank of Japan's 0.25% short-term interest rate hike early in the period and subsequent 0.10% rate cut in February. The Australian and New Zealand markets, where rising commodity prices supported the local currencies and helped contain inflation, kept pace with the global bond markets in general, but underperformed that of the U.S. in local currency terms.(1)

Emerging market bonds provided generally positive returns during the period as commodity prices remained historically high, particularly for oil, and many issuer governments adhered


"Emerging Market bonds provided generally positive returns during the period...."


1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor,
2/28/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               3
PAGE

to sound economic policies. Rising commodity prices improve export revenues and, hence, the external debt repayment capacity of issuer countries. The market experienced some volatility during the fourth quarter due to investor uncertainty regarding the U.S. equity market and negative developments in Argentina and Turkey, but ended on a positive trend due in part to the Fed's interest rate reductions. Historically, emerging market bonds have rallied behind falling U.S. interest rates, and this was the case as the total return for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 20.63% in U.S.-dollar terms during the six months ended February 28, 2001. Within the J.P. Morgan EMBIG, Nigeria was among the best performers, with a price appreciation of 43.51% in local currency terms. Other countries that generated solid price appreciation included Poland, which rose 25.92%; Ecuador, 19.83%; and Colombia, up 16.79%, in local currency terms. The only exceptions to this positive performance were Bulgaria and Ivory Coast.(2)

The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the U.S. and other countries, heightened demand for such instruments by global high yield investors as yields-to-maturity for dollar-denominated instruments reached an average of 11.34% during the reporting period. Hence, many investors reallocated their portfolios away from U.S. high yield bonds toward emerging market debt (so-called "crossover investments") to obtain more attractive yields and benefit from potential capital gains as their associated risk premium decreased. The latter occurred as


2. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



4


PAGE

emerging market bonds' credit ratings were upgraded, while those of other high yield bonds, particularly in the U.S., were downgraded by the leading rating agencies. U.S. high yield bonds were downgraded largely because of the Fed's previous tightening of monetary policy and the expected resultant reduction in economic growth.

Within this environment, Templeton Global Bond Fund - Class A posted a 4.90% cumulative total return (in U.S. dollar terms) for the six months ended February 28, 2001, as shown in the Performance Summary on page 8. The Fund's benchmark, the Salomon Brothers World Government Bond Index, delivered a 5.54% return in local currency terms for the same six-month period. However, a weakening dollar versus the euro resulted in the index's slightly lower return of 3.92% in U.S. dollar terms. (3)

Throughout the reporting period, we attempted to meet the Fund's goal by allocating approximately 75%-80% of total net assets to intermediate- and long-term bonds in the developed industrial markets. The remaining 20%-25% of total net assets were invested in what we believed to be the highest quality, most liquid emerging market bonds available. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. Because emerging market bonds generally outperformed high-quality industrial market debt during this reporting period, our allocation to emerging market debt added positively to the Fund's performance.


(3). Source: Salomon Brothers. The unmanaged Salomon Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 17 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               5
PAGE


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

[PIE CHART]

Europe                                                                     49.7%
Latin America                                                              18.7%
U.S.                                                                        8.4%
Australia & New Zealand                                                     6.5%
Canada                                                                      6.4%
Asia                                                                        3.8%
Short-Term Investments & Other Net Assets                                   6.5%

The Fund's geographic allocation, as a percentage of total net assets, changed slightly during the period. Exposure to European countries decreased slightly from 50.4% at the beginning of the period to 49.6% at the end, including additions from France, Germany and the Netherlands, and a reduction in our U.K. bond holdings. In North America, we reduced the U.S. allocation from 10.0% to 8.5%. We also shifted our Latin American exposure, which decreased from 20.7% to 18.7%, by significantly paring our exposure to Argentinean bonds (from 4.5% to 0.4%) and adding slightly to the Fund's Brazilian positions. Our Asian allocation remained unchanged at 3.8%, most of which was split between South Korea and Turkey. Finally, the dollar-bloc countries of Australia and New Zealand rose from 6.2% to 6.5%. At the end of the period, emerging market debt represented 22.5% of the Fund's total net assets, down from 24.5% on August 31, 2000.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Bond Fund. We believe inflation will likely decline if oil prices and wages come down with the slowing economies. We expect growth to remain positive in response to monetary stimulus, if most major central banks reduce market interest rates. Fiscal stimulus could also support economic growth in the longer term as tax cuts come into effect in the U.S. and Europe, potentially resulting in a positive environment for high quality bonds.

It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors, in addition to the heightened risks

6

PAGE

associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon. These special risks and other considerations are discussed in the Fund's prospectus.

We look forward to continuing to serve your investment needs and welcome your comments or suggestions.



Portfolio Management Team
Templeton Global Bond Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
2/28/01

--------------------------------------------------------------------------------
Government Bonds                                                           91.9%

Corporate Bonds                                                             1.4%

Warrants                                                                    0.2%

Short-Term Investments &
Other Net Assets                                                            6.5%

                                                                               7
PAGE

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 2/28/01
Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE         2/28/01   8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.08          $8.13     $8.05
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.3000

CLASS C                                         CHANGE         2/28/01   8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.09          $8.14     $8.05
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.2841

ADVISOR CLASS                                   CHANGE         2/28/01   8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.08          $8.12     $8.04
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.3100


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

8

PAGE


PERFORMANCE

CLASS A                                   6-MONTH   1-YEAR    5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return (1)                 4.90%     3.15%    17.00%     69.36%
Average Annual Total Return (2)             0.41%    -1.27%     2.29%      4.96%
Value of $10,000 Investment (3)          $10,041    $9,873   $11,200    $16,223
Avg. Ann. Total Return (3/31/01) (4)          --     -4.59%     1.74%      4.93%

                                                                       INCEPTION
CLASS C                                  6-MONTH   1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return (1)                4.81%     2.75%     14.57%     28.24%
Average Annual Total Return (2)            2.79%     0.72%      2.55%      4.18%
Value of $10,000 Investment (3)         $10,279   $10,072    $11,339    $12,698
Avg. Ann. Total Return (3/31/01) (4)         --     -2.68%      1.99%      3.67%

ADVISOR CLASS (5)                        6-MONTH   1-YEAR     5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return (1)               5.04%     3.42%     18.81%     71.97%
Average Annual Total Return (2)           5.04%     3.42%      3.51%      5.57%
Value of $10,000 Investment (3)        $10,504   $10,342    $11,881    $17,197
Avg. Ann. Total Return (3/31/01) (4)        --     -0.08%      2.95%      5.55%


Past performance does not guarantee future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 6.50% and 1.53%.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.
                                                                               9
PAGE

TEMPLETON GLOBAL BOND FUND
Financial Highlights

                                                                                 CLASS A
                                              -----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001    --------------------------------------------------------
                                                 (UNAUDITED)         2000        1999        1998        1997        1996
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $8.05            $8.81       $9.49       $9.82       $9.76       $9.32
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .28              .65         .58         .60         .63         .69
 Net realized and unrealized gains
   (losses)...............................             .10             (.80)       (.66)       (.32)        .03         .35
                                              -----------------------------------------------------------------------------
Total from investment operations..........             .38             (.15)       (.08)        .28         .66        1.04
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.30)            (.60)       (.55)       (.55)       (.60)       (.58)
 Net realized gains.......................              --             (.01)       (.05)       (.06)         --          --
 Tax return of capital....................              --               --          --          --          --        (.02)
                                              -----------------------------------------------------------------------------
Total distributions.......................            (.30)            (.61)       (.60)       (.61)       (.60)       (.60)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $8.13            $8.05       $8.81       $9.49       $9.82       $9.76
                                              =============================================================================
Total Return*.............................           4.90%          (1.80)%     (1.02)%       2.82%       6.87%      11.44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $107,791         $114,247    $146,753    $189,898    $198,131    $185,596
Ratios to average net assets:
 Expenses.................................           1.32%**          1.23%       1.22%       1.17%       1.15%       1.13%
 Net investment income....................           7.04%**          7.19%       6.20%       6.12%       6.41%       7.09%
Portfolio turnover rate...................          71.45%          179.84%      74.60%      75.95%     166.69%     109.40%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
 10


PAGE

TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                                 ------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2001    ---------------------------------------------------
                                                    (UNAUDITED)        2000       1999       1998       1997       1996
                                                 ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period.........           $8.05           $8.82      $9.50      $9.83      $9.77      $9.31
                                                 ------------------------------------------------------------------------
Income from investment operations:
 Net investment income.......................             .26             .58        .54        .56        .57        .61
 Net realized and unrealized gains
   (losses)..................................             .11            (.78)      (.66)      (.32)       .05        .41
                                                 ------------------------------------------------------------------------
Total from investment operations.............             .37            (.20)      (.12)       .24        .62       1.02
                                                 ------------------------------------------------------------------------
Less distributions from:
 Net investment income.......................            (.28)           (.56)      (.51)      (.51)      (.56)      (.54)
 Net realized gains..........................              --            (.01)      (.05)      (.06)        --         --
 Tax return of capital.......................              --              --         --         --         --       (.02)
                                                 ------------------------------------------------------------------------
Total distributions..........................            (.28)           (.57)      (.56)      (.57)      (.56)      (.56)
                                                 ------------------------------------------------------------------------
Net asset value, end of period...............           $8.14           $8.05      $8.82      $9.50      $9.83      $9.77
                                                 ========================================================================
Total Return*................................           4.81%         (2.34)%    (1.41)%      2.46%      6.44%     11.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)............         $11,142         $11,966    $17,386    $20,404    $16,629     $6,563
Ratios to average net assets:
 Expenses....................................           1.71%**         1.62%      1.62%      1.56%      1.54%      1.56%
 Net investment income.......................           6.65%**         6.78%      5.80%      5.73%      5.96%      6.69%
Portfolio turnover rate......................          71.45%         179.84%     74.60%     75.95%    166.69%    109.40%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                                                                              11
PAGE

TEMPLETON GLOBAL BOND FUND
Financial Highlights (continued)

                                                                            ADVISOR CLASS
                                              -------------------------------------------------------------------------
                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001       -------------------------------------------------
                                                 (UNAUDITED)           2000          1999          1998          1997+
                                              -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......          $8.04               $8.81        $9.49          $9.82        $10.16
                                              -------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .29                 .63          .61            .62           .42
 Net realized and unrealized gains
   (losses)...............................            .10                (.77)        (.67)          (.32)         (.34)
                                              -------------------------------------------------------------------------
Total from investment operations..........            .39                (.14)        (.06)           .30           .08
                                              -------------------------------------------------------------------------
Less distributions from:
 Net investment income....................           (.31)               (.62)        (.57)          (.57)         (.42)
 Net realized gains.......................             --                (.01)        (.05)          (.06)           --
                                              -------------------------------------------------------------------------
Total distributions.......................           (.31)               (.63)        (.62)          (.63)         (.42)
                                              -------------------------------------------------------------------------
Net asset value, end of period............          $8.12               $8.04        $8.81          $9.49         $9.82
                                              =========================================================================
Total Return*.............................          5.04%             (1.65)%       (.77)%          3.08%          .80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........           $159                $413       $1,261        $11,330       $12,742
Ratios to average net assets:
 Expenses.................................          1.07%**              .98%         .97%           .91%          .88%**
 Net investment income....................          7.34%**             7.28%        6.42%          6.38%         6.76%**
Portfolio turnover rate...................         71.45%             179.84%       74.60%         75.95%       166.69%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.5%
ARGENTINA .4%
Republic of Argentina, 11.75%, 6/15/15......................    $   460,000         $    417,795
                                                                                    ------------
AUSTRALIA 3.9%
Government of Australia, 10.00%, 10/15/07...................      2,263,000AUD         1,509,194
Queensland Treasury Corp., 6.50%, 6/14/05...................      5,796,000AUD         3,187,777
                                                                                    ------------
                                                                                       4,696,971
                                                                                    ------------
BELGIUM 4.0%
Kingdom of Belgium:
  6.50%, 3/25/02............................................      1,670,000            1,693,473
  8.50%, 10/01/07...........................................      2,786,000EUR         3,068,768
                                                                                    ------------
                                                                                       4,762,241
                                                                                    ------------
BRAZIL 4.4%
Government of Brazil:
  9.375%, 4/07/08...........................................        800,000              751,500
  14.50%, 10/15/09..........................................      1,825,000            2,050,844
  Series L, cvt., FRN, 7.6875%, 4/15/12.....................        310,000              229,400
  12.75%, 1/15/20...........................................        500,000              490,000
  10.125%, 5/15/27..........................................        600,000              475,800
  11.00%, 8/17/40...........................................      1,500,000            1,222,500
                                                                                    ------------
                                                                                       5,220,044
                                                                                    ------------
CANADA 6.4%
Government of Canada:
  10.50%, 3/01/01...........................................      6,235,000CAD         4,073,034
  10.00%, 5/01/02...........................................      5,135,000CAD         3,553,207
                                                                                    ------------
                                                                                       7,626,241
                                                                                    ------------
COLOMBIA 2.3%
Republic of Colombia, 7.25%, 2/23/04........................      2,950,000            2,784,062
                                                                                    ------------
DENMARK 2.2%
Kingdom of Denmark, 8.00%, 3/15/06..........................     18,589,000DKK         2,607,468
                                                                                    ------------
FRANCE 8.5%
Government of France:
  8.25%, 2/27/04............................................      6,748,000EUR         6,852,065
  8.50%, 10/25/08...........................................      2,901,000EUR         3,294,948
                                                                                    ------------
                                                                                      10,147,013
                                                                                    ------------
GERMANY 7.6%
Federal Republic of Germany:
  8.00%, 7/22/02............................................      4,399,667EUR         4,234,876
  6.00%, 7/04/07............................................      4,851,000EUR         4,795,550
                                                                                    ------------
                                                                                       9,030,426
                                                                                    ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.8763%, 7/31/05...............        315,000              114,975
                                                                                    ------------
INDONESIA .2%
*P.T. Astra International, wts., 12/31/03...................      1,880,582IDR           258,872
                                                                                    ------------

                                                                              13
PAGE


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 9.6%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................      2,751,000EUR      $  2,994,040
  6.75%, 7/01/07............................................      1,243,000EUR         1,257,483
Government of Italy, 10.50%, 4/01/05........................      6,476,000EUR         7,208,922
                                                                                    ------------
                                                                                      11,460,445
                                                                                    ------------
MEXICO 8.1%
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....         49,349               14,805
United Mexican States:
  9.875%, 1/15/07...........................................      4,350,000            4,657,763
  8.625%, 3/12/08...........................................      2,410,000            2,437,715
  11.375%, 9/15/16..........................................      2,140,000            2,508,615
                                                                                    ------------
                                                                                       9,618,898
                                                                                    ------------
NETHERLANDS 3.4%
Government of Netherlands:
  7.75%, 3/01/05............................................      2,779,000EUR         2,847,157
  5.75%, 2/15/07............................................      1,213,000EUR         1,177,494
                                                                                    ------------
                                                                                       4,024,651
                                                                                    ------------
NEW ZEALAND 2.6%
Government of New Zealand, 8.00%, 11/15/06..................      6,437,000NZD         3,042,985
                                                                                    ------------
PANAMA
Republic of Panama, FRN, 7.7331%, 5/14/02...................         18,462               18,512
                                                                                    ------------
SOUTH KOREA 2.2%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................      1,460,000            1,492,850
Republic of Korea, 8.875%, 4/15/08..........................      1,000,000            1,105,000
                                                                                    ------------
                                                                                       2,597,850
                                                                                    ------------
SPAIN 5.2%
Government of Spain:
  10.15%, 1/31/06...........................................      2,849,000EUR         3,229,205
  8.80%, 4/30/06............................................      2,717,000EUR         2,949,540
                                                                                    ------------
                                                                                       6,178,745
                                                                                    ------------
SWEDEN 4.9%
Kingdom of Sweden, 10.25%, 5/05/03..........................     51,400,000SEK         5,792,949
                                                                                    ------------
TURKEY 1.3%
Republic of Turkey:
  12.375%, 6/15/09..........................................      1,025,000              896,875
  11.875%, 1/15/30..........................................        845,000              683,394
                                                                                    ------------
                                                                                       1,580,269
                                                                                    ------------
UNITED KINGDOM 4.3%
United Kingdom, 8.50%, 7/16/07..............................      2,976,000GBP         5,087,477
                                                                                    ------------

 14


PAGE


TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                                 PRINCIPAL
                                                                 AMOUNT**              VALUE
------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES 8.4%
+*Acadia Partners LP........................................    $   999,667         $     12,496
+*Penobscot Partners LP.....................................            333                3,131
U.S. Treasury Bond:
  6.375%, 8/15/27...........................................      3,415,000            3,812,011
  5.25%, 11/15/28...........................................      5,420,000            5,211,650
U.S. Treasury Note: 7.875%, 11/15/04........................        923,000            1,022,223
                                                                                    ------------
                                                                                      10,061,511
                                                                                    ------------
VENEZUELA 3.5%
Republic of Venezuela:
  Reg S, 9.125%, 6/18/07....................................        400,000              334,089
  FRN, 7.375%, 12/18/07.....................................        166,665              141,457
  9.25%, 9/15/27............................................      3,425,000            2,385,727
Venezuela Front Load Interest Reduction Bond, A, FRN,
  7.625%, 3/31/07...........................................      1,547,600            1,312,558
                                                                                    ------------
                                                                                       4,173,831
                                                                                    ------------
TOTAL LONG TERM INVESTMENTS (COST $128,370,366).............                         111,304,231
                                                                                    ------------
SHORT TERM INVESTMENTS (COST $4,905,000) 4.1%...............
Den Denske Bank, 5.50%, 3/01/01, Time Deposit...............      4,905,000            4,905,000
                                                                                    ------------
TOTAL INVESTMENTS (COST $133,275,366) 97.6%.................                         116,209,231
OTHER ASSETS, LESS LIABILITIES 2.4%.........................                           2,882,311
                                                                                    ------------
TOTAL NET ASSETS 100.0%.....................................                        $119,091,542
                                                                                    ============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
CAD  -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
IDR  -- Indonesia Rupah
NZD  -- New Zealand Dollar
SEK  -- Swedish Krona

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+Securities represent equity investments.
                       See Notes to Financial Statements.
                                                                              15
PAGE



TEMPLETON GLOBAL BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $133,275,366)....    $116,209,231
 Cash.......................................................           6,240
 Receivables:
  Fund shares sold..........................................          80,561
  Dividends and interest....................................       3,709,902
                                                                ------------
      Total assets..........................................     120,005,934
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................          58,520
  Fund shares redeemed......................................         634,647
  To affiliates.............................................         119,709
 Accrued expenses...........................................         101,516
                                                                ------------
      Total liabilities.....................................         914,392
                                                                ------------
Net assets, at value........................................    $119,091,542
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $    (57,182)
 Net unrealized depreciation................................     (17,065,275)
 Accumulated net realized loss..............................     (22,894,809)
 Beneficial shares..........................................     159,108,808
                                                                ------------
Net assets, at value........................................    $119,091,542
                                                                ============
CLASS A:
 Net asset value per share ($107,791,285 / 13,257,739 shares
   outstanding).............................................           $8.13
                                                                ============
 Maximum offering price per share ($8.13 / 95.75%)..........           $8.49
                                                                ============
CLASS C:
 Net asset value per share ($11,141,319 / 1,368,555 shares
  outstanding)*.............................................           $8.14
                                                                ============
 Maximum offering price per share ($8.14 / 99.00%)..........           $8.22
                                                                ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
  ($158,938 / 19,572 shares outstanding)....................           $8.12
                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Interest income.............................................                   $ 4,994,363
Expenses:
 Management fees (Note 4)...................................    $   298,556
 Administrative fees (Note 4)...............................         89,567
 Distribution fees (Note 4)
  Class A...................................................        134,546
  Class C...................................................         36,132
 Transfer agent fees (Note 4)...............................        172,500
 Custodian fees.............................................         11,300
 Registration and filing fees...............................         37,800
 Professional fees..........................................         10,400
 Trustees' fees and expenses................................         17,900
 Other......................................................            500
                                                                -----------
      Total expenses........................................                       809,201
                                                                               -----------
            Net investment income...........................                     4,185,162
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (6,032,068)
  Foreign currency transactions.............................       (116,617)
                                                                -----------
     Net realized loss......................................                    (6,148,685)
 Net unrealized appreciation on:
  Investments...............................................      7,468,191
  Translation of assets and liabilities denominated in
    foreign currencies......................................        103,019
                                                                -----------
     Net unrealized appreciation............................                     7,571,210
                                                                               -----------
Net realized and unrealized gain............................                     1,422,525
                                                                               -----------
Net increase in net assets resulting from operations........                   $ 5,607,687
                                                                               ===========

                       See Notes to Financial Statements.
                                                                              17
PAGE

TEMPLETON GLOBAL BOND FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  4,185,162           $ 10,853,100
  Net realized loss from investments and foreign currency
   transactions.............................................        (6,148,685)           (16,055,639)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................         7,571,210              2,421,069
                                                                ---------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................         5,607,687             (2,781,470)
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (4,073,947)            (9,561,861)
   Class C..................................................          (400,987)              (958,385)
   Advisor Class............................................           (12,044)               (50,970)
  Net realized gains:
   Class A..................................................                --               (153,023)
   Class C..................................................                --                (17,062)
   Advisor Class............................................                --                 (1,226)
                                                                ---------------------------------------
 Total distributions to shareholders........................        (4,486,978)           (10,742,527)
 Beneficial share transactions (Note 3):
   Class A..................................................        (7,487,074)           (20,312,928)
   Class C..................................................          (905,271)            (4,145,377)
   Advisor Class............................................          (262,457)              (792,188)
                                                                ---------------------------------------
 Total beneficial share transactions........................        (8,654,802)           (25,250,493)
    Net decrease in net assets..............................        (7,534,093)           (38,774,490)
Net assets:
 Beginning of period........................................       126,625,635            165,400,125
                                                                ---------------------------------------
 End of period..............................................      $119,091,542           $126,625,635
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $    (57,182)          $    244,634
                                                                =======================================

                       See Notes to Financial Statements.
 18

PAGE


TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund), is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests primarily in the debt securities of companies, governments and government agencies located anywhere in the world including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

                                                                              19
PAGE


TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $4,590,423.

2. MERGER WITH TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND

On October 21, 1999, the Fund acquired all of the net assets of the Templeton Americas Government Securities Fund pursuant to a plan of reorganization approved by the Templeton Americas Government Securities Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,947,905 Class A shares (valued at $8.78 per share) for the net assets of the Templeton Americas Government Securities Fund, which aggregated $17,102,608, including $(1,480,591) of unrealized depreciation. The combined net assets of the Fund immediately after the merger were $176,515,833.

 20

PAGE

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

3. BENEFICIAL SHARES

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At February 28, 2001, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                       YEAR ENDED
                                                                FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                           ---------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS A SHARES:
Shares sold..............................................    2,805,479    $ 22,463,526           4,856,098    $ 41,533,584
Shares issued on reinvestment of distributions...........      383,757       3,024,955             816,148       6,892,717
Shares issued on merger (Note 2).........................           --              --           1,947,905      17,102,608
Shares redeemed..........................................   (4,131,078)    (32,975,555)        (10,069,615)    (85,841,837)
                                                           ---------------------------------------------------------------
Net decrease.............................................     (941,842)   $ (7,487,074)         (2,449,464)   $(20,312,928)
                                                           ===============================================================

                                                                SIX MONTHS ENDED                       YEAR ENDED
                                                                FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                           ---------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
CLASS C SHARES:
Shares sold..............................................      129,992    $  1,061,254             307,863    $  2,652,496
Shares issued on reinvestment of distributions...........       42,962         339,082              95,814         810,511
Shares redeemed..........................................     (290,038)     (2,305,607)           (888,954)     (7,608,384)
                                                           ---------------------------------------------------------------
Net decrease.............................................     (117,084)   $   (905,271)           (485,277)   $ (4,145,377)
                                                           ===============================================================

                                                                SIX MONTHS ENDED                       YEAR ENDED
                                                                FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                           ---------------------------------------------------------------
                                                             SHARES          AMOUNT              SHARES          AMOUNT
                                                           ---------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold..............................................          276    $      2,195              13,235    $    114,687
Shares issued on reinvestment of distributions...........          692           5,454               3,164          27,167
Shares redeemed..........................................      (32,745)       (270,106)           (108,231)       (934,042)
                                                           ---------------------------------------------------------------
Net decrease.............................................      (31,777)   $   (262,457)            (91,832)   $   (792,188)
                                                           ===============================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

                                                                              21
PAGE

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.50%         First $200 million
0.45%         Over $200 million, up to and including $1.3 billion
0.40%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Next $500 million
0.10%         Next $500 million
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At February 28, 2001, unreimbursed cost were $216,905. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the period of $7,631 and $903, respectively.

5. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $136,033,116 was as follows:

Unrealized appreciation.....................................  $    666,224
Unrealized depreciation.....................................   (20,490,109)
                                                              ------------
Net unrealized depreciation.................................  $(19,823,885)
                                                              ============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on the sale of securities and foreign currencies and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 1999 of $4,373,382 and $5,974,614, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

 22

PAGE

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (CONT.)
At August 31, 2000, the Fund had tax basis capital losses of $1,358,720, including $855,111 from the merger of Templeton Americas Government Securities Fund described in Note 2, which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2007........................................................  $  855,111
2008........................................................     503,609
                                                              ----------
                                                              $1,358,720
                                                              ==========

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $83,409,063 and $97,103,286, respectively.

                                                                              23
PAGE



[FRANKLIN TEMPLETON LOGO]

SEMIANNUAL REPORT

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301


This report must be preceded or accompanied by the current Templeton Global Bond Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


406 S01 04/01              [Recycled Logo] Printed on recycled paper




SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Investors Securities Trust covers the period ended October 31, 2000.

RISING RATES WEIGH ON THE U.S. ECONOMY

After powering to an annualized 8.3% increase in the fourth quarter of 1999, gross domestic product (GDP) growth eased to an annualized 2.4% in the third quarter of 2000, as the Federal Reserve Board's (the Fed's) interest-rate increases began to take hold. Economic indicators from new home and auto sales to industrial production increasingly gave evidence that the slowdown was real. Toward the end of the reporting period, the question most commonly asked was whether the economy would slow too much, leading to a "hard landing" and recession, or if the Fed had successfully engineered a "soft landing," which would lead to slower growth with less of an inflation threat.

The wild cards in this scenario were the prices of oil and natural gas, both of which rose approximately 50%, during the period. Oil at 10-year highs and natural gas at all-time highs created some opposing forces on the U.S. economy. On the one hand, sky-high energy prices caused inflation to warm up, as evidenced by the 0.5% September increase in the Consumer Price Index, a commonly used measure of inflation. On the other hand, these same energy prices exerted a downward pressure on GDP growth as higher prices put a crimp on discretionary spending, lessening future inflationary pressures and the possibility that the Fed would raise rates again.


CONTENTS

Shareholder Letter ...................................................     1

Fund Reports

  Franklin Convertible Securities Fund ...............................     4

  Franklin Equity Income Fund ........................................    11

  Franklin Global Government Income Fund .............................    22

  Franklin Short-Intermediate U.S. Government
  Securities Fund ....................................................    32

Financial Highlights & Statements of Investments .....................    40

Financial Statements .................................................    62

Notes to Financial Statements ........................................    67

Independent Auditors' Report .........................................    74

Tax Designation ......................................................    75

"In an about-face from recent history, bonds significantly outperformed equities during the period..."


Despite these economic uncertainties, the U.S. consumer remained positive during the period under review. With unemployment hovering near 3.9%, a 30-year low, at the end of the period, consumer confidence stayed historically high. The tight job market made many people more secure about their careers and confident that the U.S. economy would continue its 10-year long expansion. This upbeat public sentiment was somewhat surprising, however, given the equity markets' less-than-stellar performances for the period and their negative returns since the beginning of 2000.

BONDS SHINE; STOCKS LOSE THEIR LUSTER

In an about-face from recent history, bonds significantly outperformed equities during the period, with a bulk of those gains occurring since May, when it appeared that the Fed was prepared to stop raising rates. Although the full fiscal year paints a picture of generally positive returns for the major U.S. equity indexes as a result of strong November and December 1999 performances when the Fed was increasing the money supply due to Y2K concerns, their performances year-to-date perhaps tell a truer story. For the first 10 months of 2000, the Dow Jones(R) Industrial Average, Nasdaq(R) and Standard & Poor's 500(R) (S&P 500(R)) Indexes returned -3.58%, -16.70% and -1.81%, respectively, with growth stocks performing poorly and value stocks holding up relatively well.

For the same 10-month period, the 10-year Treasury note posted a return of 10.59% and investment-grade corporate bonds, as measured by the Lehman Brothers Credit Index, returned 5.93%. Several factors played a role in bonds' outperformance over equities. Slowing economic growth, a subdued inflation threat, heightened Middle East hostility and anticipation that the Fed will eventually cut short-term rates provided a favorable economic environment for bonds. Furthermore, the equity markets' volatility and dismal performances forced investors to look elsewhere for positive returns. However, high yield bonds suffered as investors worried that companies that issue such lower-rated debt would have a more difficult time paying the required interest and principal in a slower-growing economy.

Recent market uncertainty reinforces the importance of investing for the long term, so daily market fluctuations and short-term volatility have minimal impact on overall investment goals. We encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

As always, we appreciate your continued investment in Franklin Investors Securities Trust and look forward to serving your future investment needs.

Sincerely,

/s/ C B JOHNSON


Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FUND CATEGORY

[PYRAMID GRAPH]


FRANKLIN CONVERTIBLE
SECURITIES FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.
--------------------------------------------------------------------------------

The 12 months under review could be characterized as a period of exciting growth tempered by investor nervousness and confusion regarding the Federal Reserve Board's (the Fed's) actions. The economy continued its robust growth with low unemployment and little inflation, continuing one of the longest economic expansions in U.S. history. Much of the economy's success can be attributed to strong productivity gains garnered through the use of technology, enabling the U.S. to grow with moderate inflation.

However, the Fed was concerned that inflationary pressures might be felt due to an imbalance between aggregate supply and aggregate demand. This led the Fed to raise the key federal funds target rate by 125 basis points (1.25%) over the past year, to 6.5%. As a result, financial markets showed increased volatility including significant market corrections in March/April and September/October focused primarily on many of the leading growth sectors. There were initial signs that the Fed was achieving its goal of slightly lower economic growth to dampen inflationary pressures as gross domestic product (GDP) slowed to a 2.4% annualized rate in the third calendar quarter of 2000, the lowest pace since the second quarter of 1999. Despite the recent pullback, equity markets moved higher during the period



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 42.

led by the 14.32% gain in the Nasdaq Composite Index and the 6.09% increase in the Standard & Poor's 500 Composite Index (S&P 500). Leading the advance were energy, utilities and health care companies, because of the attractive growth prospects facing these sectors and lower anticipated risk levels when compared to Internet, technology and telecommunications companies.

For the 12-month period ended October 31, 2000, Franklin Convertible Securities Fund - Class A outperformed its benchmark, the Goldman Sachs Convertible 100 Bond Index, with a cumulative total return of +30.51% versus the 19.24% increase for the benchmark index, as shown in the Performance Summary beginning on page 8.(1) The Fund's strong performance relative to the index is mainly attributable to a combination of our sector and individual security selection. Areas of strength during the past year included energy, financials and select industries in the technology sector including electronics manufacturing services (EMS) and enterprise software.

Our overweight position relative to the benchmark index in oil and gas exploration and production companies, including Devon Energy, Newfield Exploration and EOG Resources, favorably impacted the Fund's performance. The improving supply and demand balance in domestic natural gas markets during the period led to higher gas pricing and improving profitability for these companies. A combination of factors including reduced drilling over the past several years and steadily rising demand due to strong electricity consumption and a healthy economy drove natural gas prices to all-time highs, peaking in early October. In addition, renewed emphasis on drilling activity should enable these companies to deliver better-than-expected production growth going forward.


(1.) Source: Standard & Poor's Micropal. The Goldman Sachs Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal-dollar weighted basis. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PORTFOLIO BREAKDOWN

[PIECHART]

Franklin Convertible Securities Fund
Based on Total Net Assets
10/31/00


Convertible Bonds
46.8%

Convertible
Preferred Stocks
44.0%

Common Stocks
2.5%

Short-Term
Investments &
Other Net Assets
6.7%

DIVIDEND DISTRIBUTIONS
Franklin Convertible Securities Fund
11/1/99 - 10/31/00

                                                     DIVIDEND PER SHARE
                                             ----------------------------------
MONTH                                           CLASS A                CLASS C
-------------------------------------------------------------------------------
November                                      5.00 cents             4.20 cents
December                                      6.00 cents*            5.11 cents*
January                                       5.00 cents             4.11 cents
February                                      5.00 cents             4.11 cents
March                                         5.00 cents             4.00 cents
April                                         5.00 cents             4.00 cents
May                                           5.00 cents             4.00 cents
June                                          5.00 cents             4.15 cents
July                                          5.00 cents             4.15 cents
August                                        6.25 cents             5.40 cents
September                                     6.25 cents             5.35 cents
October                                       6.25 cents             5.35 cents
-------------------------------------------------------------------------------
TOTAL                                        64.75 CENTS            53.93 CENTS

*Includes an additional 1.0 cent distribution to meet excise tax requirements.


Other areas of strength included select investments in the technology sector such as Solectron Corp. and Sanmina in the EMS industry and BEA Systems in the enterprise software industry. Solectron and Sanmina benefited from increased outsourcing of design, procurement, manufacturing and assembly services for a wide range of computing and telecommunications products. In the enterprise software industry, BEA Systems' flagship product, WebLogic, gained market share in the fast-growing application server market. Their robust and flexible e-commerce platform led to a sustainable competitive advantage over competitors in this rapidly growing field.

In our opinion, the Fund's recent outperformance is also attributable to our strategy of maintaining a balanced portfolio of convertible securities that will offer the appropriate combination of upside participation, current income and downside support. By reducing the portfolio's equity sensitivity, or delta, we were able to maintain the appropriate amount of downside protection. Similarly when positions lost delta, reducing their ability to appreciate with increases in the underlying common stock, we sought to redeploy the assets in more balanced convertible securities.

Looking forward, we remain optimistic about the prospects for U.S. financial markets given continued low unemployment, modest GDP growth and strong productivity gains. We believe the Fund is well positioned to take advantage of the favorable outlook for the domestic, convertible securities market. Ongoing increases in underlying common stock prices provide attractive upside participation, while the fixed-income nature of convertible securities offers current income and reduced volatility relative to the underlying equities, providing some downside protection.


/s/ EDWARD. B. JAMIESON

Edward. B. Jamieson


/s/ EDWARD D. PERKS

Edward D. Perks

Portfolio Management Team
Franklin Convertible Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONVERTIBLE
SECURITIES FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return                   +30.51%
Net Asset Value (NAV)                   $15.93 (10/31/00)   $12.74 (10/31/99)
Change in NAV                           +$3.19
Distributions (11/1/99-10/31/00)        Dividend Income     $0.6475

CLASS C
One-Year Total Return                   +29.54%
Net Asset Value (NAV)                   $15.86 (10/31/00)   $12.69 (10/31/99)
Change in NAV                           +$3.17
Distributions (11/1/99-10/31/00)        Dividend Income     $0.5393

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total return.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


8              Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                                1-YEAR    5-YEAR    10-YEAR    (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +35.67%  +92.48%    +347.31%   +370.43%
Average Annual Total Return(2)         +27.86%  +12.65%     +15.47%    +11.70%

                                                                       INCEPTION
CLASS C                                       1-YEAR       5-YEAR      (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   +34.67%       +86.00%      +86.00%
Average Annual Total Return(2)               +32.30%       +12.99%      +12.99%

AS OF 10/31/00

SHARE CLASS                                                 A             C
--------------------------------------------------------------------------------
Distribution Rate(3)                                      4.44%          4.01%
30-Day Standardized Yield(4)                              4.12%          3.61%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price per share on 10/31/00.

(4.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                           9

FRANKLIN CONVERTIBLE
SECURITIES FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.

CLASS A (11/1/90 - 10/31/00)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Convertible Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index from 11/1/90-10/31/00.

      Date            Franklin Convertible       Goldman Sachs Convertible 100
                    Securities Fund - Class A             Bond Index
--------------------------------------------------------------------------------
   11/01/1990                 $9,421                        $10,000
   11/30/1990                 $9,853                        $10,560
   12/31/1990                $10,298                        $10,841
   01/31/1991                $10,696                        $11,432
   02/28/1991                $11,358                        $12,119
   03/31/1991                $11,784                        $12,389
   04/30/1991                $12,059                        $12,509
   05/31/1991                $12,518                        $12,967
   06/30/1991                $12,102                        $12,562
   07/31/1991                $12,615                        $12,904
   08/31/1991                $13,068                        $13,321
   09/30/1991                $13,090                        $13,285
   10/31/1991                $13,218                        $13,548
   11/30/1991                $13,055                        $13,193
   12/31/1991                $13,761                        $13,843
   01/31/1992                $14,105                        $14,512
   02/29/1992                $14,329                        $14,846
   03/31/1992                $14,135                        $14,674
   04/30/1992                $14,186                        $14,684
   05/31/1992                $14,456                        $14,731
   06/30/1992                $14,218                        $14,850
   07/31/1992                $14,727                        $15,370
   08/31/1992                $14,542                        $15,362
   09/30/1992                $14,761                        $15,676
   10/31/1992                $14,940                        $15,706
   11/30/1992                $15,572                        $16,068
   12/31/1992                $15,996                        $16,287
   01/31/1993                $16,421                        $16,657
   02/28/1993                $16,360                        $16,850
   03/31/1993                $17,005                        $17,418
   04/30/1993                $16,972                        $17,386
   05/31/1993                $17,434                        $17,821
   06/30/1993                $17,621                        $18,090
   07/31/1993                $17,823                        $18,045
   08/31/1993                $18,470                        $18,546
   09/30/1993                $18,764                        $18,569
   10/31/1993                $19,162                        $18,853
   11/30/1993                $18,807                        $18,785
   12/31/1993                $19,281                        $19,076
   01/31/1994                $19,805                        $19,545
   02/28/1994                $19,733                        $19,457
   03/31/1994                $19,011                        $18,876
   04/30/1994                $18,723                        $18,536
   05/31/1994                $18,794                        $18,591
   06/30/1994                $18,772                        $18,383
   07/31/1994                $19,188                        $18,771
   08/31/1994                $19,654                        $19,301
   09/30/1994                $19,568                        $19,038
   10/31/1994                $19,578                        $18,949
   11/30/1994                $19,016                        $18,283
   12/31/1994                $18,966                        $18,150
   01/31/1995                $18,846                        $18,509
   02/28/1995                $19,240                        $19,122
   03/31/1995                $19,790                        $19,686
   04/30/1995                $20,325                        $20,161
   05/31/1995                $20,931                        $20,739
   06/30/1995                $21,539                        $21,434
   07/31/1995                $22,412                        $22,092
   08/31/1995                $22,623                        $22,368
   09/30/1995                $23,045                        $22,630
   10/31/1995                $22,549                        $22,136
   11/30/1995                $23,135                        $23,020
   12/31/1995                $23,554                        $23,146
   01/31/1996                $23,989                        $23,806
   02/29/1996                $24,367                        $24,213
   03/31/1996                $24,615                        $24,547
   04/30/1996                $25,208                        $24,778
   05/31/1996                $25,725                        $25,221
   06/30/1996                $25,320                        $25,047
   07/31/1996                $24,396                        $24,213
   08/31/1996                $25,267                        $24,983
   09/30/1996                $26,261                        $25,800
   10/31/1996                $26,318                        $25,658
   11/30/1996                $27,278                        $26,523
   12/31/1996                $27,400                        $26,322
   01/31/1997                $28,626                        $26,793
   02/28/1997                $28,329                        $26,884
   03/31/1997                $27,710                        $26,677
   04/30/1997                $27,775                        $27,053
   05/31/1997                $29,169                        $28,319
   06/30/1997                $30,116                        $29,157
   07/31/1997                $31,694                        $30,889
   08/31/1997                $31,933                        $30,657
   09/30/1997                $33,283                        $32,196
   10/31/1997                $32,232                        $31,424
   11/30/1997                $32,495                        $31,317
   12/31/1997                $32,955                        $31,455
   01/31/1998                $32,481                        $31,326
   02/28/1998                $33,269                        $32,961
   03/31/1998                $33,557                        $34,177
   04/30/1998                $33,966                        $34,553
   05/31/1998                $32,999                        $33,620
   06/30/1998                $32,322                        $33,819
   07/31/1998                $31,517                        $33,068
   08/31/1998                $28,068                        $29,239
   09/30/1998                $28,631                        $29,803
   10/31/1998                $29,030                        $30,977
   11/30/1998                $30,045                        $32,359
   12/31/1998                $30,654                        $33,889
   01/31/1999                $31,355                        $34,964
   02/28/1999                $29,897                        $33,880
   03/31/1999                $29,847                        $34,479
   04/30/1999                $31,141                        $36,431
   05/31/1999                $31,802                        $36,781
   06/30/1999                $32,929                        $37,343
   07/31/1999                $32,515                        $37,224
   08/31/1999                $32,800                        $37,015
   09/30/1999                $32,695                        $36,171
   10/31/1999                $33,166                        $37,144
   11/30/1999                $34,544                        $38,329
   12/31/1999                $37,139                        $40,859
   01/31/2000                $37,977                        $41,182
   02/29/2000                $40,349                        $42,249
   03/31/2000                $41,726                        $43,372
   04/30/2000                $41,071                        $42,336
   05/31/2000                $40,379                        $41,582
   06/30/2000                $42,006                        $44,031
   07/31/2000                $41,329                        $43,499
   08/31/2000                $44,726                        $47,335
   09/30/2000                $44,357                        $46,019
   10/31/2000                $43,285                        $44,289

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                  +22.98%
5-Year                                                                  +12.58%
10-Year                                                                 +15.78%
Since Inception (4/15/87)                                               +11.42%

CLASS C (10/2/95 - 10/31/00)

                                  [LINE CHART]

This graph compares the performance of Franklin Convertible Securities Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the Goldman Sachs Convertible 100 Bond Index from 10/2/95-10/31/00.

      Date            Franklin Convertible        Goldman Sachs Convertible 100
                    Securities Fund - Class C              Bond Index
-------------------------------------------------------------------------------
   10/02/1995                 $9,901                         $10,000
   10/31/1995                 $9,708                          $9,782
   11/30/1995                 $9,964                         $10,172
   12/31/1995                $10,125                         $10,228
   01/31/1996                $10,317                         $10,520
   02/29/1996                $10,468                         $10,700
   03/31/1996                $10,571                         $10,847
   04/30/1996                $10,822                         $10,949
   05/31/1996                $11,032                         $11,145
   06/30/1996                $10,854                         $11,068
   07/31/1996                $10,451                         $10,700
   08/31/1996                $10,812                         $11,040
   09/30/1996                $11,232                         $11,401
   10/31/1996                $11,245                         $11,338
   11/30/1996                $11,659                         $11,720
   12/31/1996                $11,697                         $11,631
   01/31/1997                $12,214                         $11,840
   02/28/1997                $12,079                         $11,880
   03/31/1997                $11,807                         $11,788
   04/30/1997                $11,827                         $11,955
   05/31/1997                $12,416                         $12,514
   06/30/1997                $12,803                         $12,884
   07/31/1997                $13,469                         $13,650
   08/31/1997                $13,564                         $13,547
   09/30/1997                $14,123                         $14,227
   10/31/1997                $13,667                         $13,886
   11/30/1997                $13,780                         $13,839
   12/31/1997                $13,957                         $13,900
   01/31/1998                $13,756                         $13,843
   02/28/1998                $14,071                         $14,565
   03/31/1998                $14,184                         $15,103
   04/30/1998                $14,348                         $15,269
   05/31/1998                $13,939                         $14,857
   06/30/1998                $13,643                         $14,944
   07/31/1998                $13,294                         $14,613
   08/31/1998                $11,826                         $12,920
   09/30/1998                $12,056                         $13,170
   10/31/1998                $12,217                         $13,689
   11/30/1998                $12,638                         $14,299
   12/31/1998                $12,888                         $14,976
   01/31/1999                $13,176                         $15,450
   02/28/1999                $12,554                         $14,971
   03/31/1999                $12,535                         $15,236
   04/30/1999                $13,061                         $16,099
   05/31/1999                $13,331                         $16,253
   06/30/1999                $13,798                         $16,502
   07/31/1999                $13,616                         $16,449
   08/31/1999                $13,717                         $16,357
   09/30/1999                $13,675                         $15,984
   10/31/1999                $13,864                         $16,414
   11/30/1999                $14,434                         $16,938
   12/31/1999                $15,501                         $18,055
   01/31/2000                $15,842                         $18,198
   02/29/2000                $16,837                         $18,669
   03/31/2000                $17,391                         $19,166
   04/30/2000                $17,106                         $18,708
   05/31/2000                $16,816                         $18,375
   06/30/2000                $17,476                         $19,457
   07/31/2000                $17,184                         $19,222
   08/31/2000                $18,580                         $20,917
   09/30/2000                $18,416                         $20,336
   10/31/2000                $17,959                         $19,571

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                  +27.23%
5-Year                                                                  +12.86%
Since Inception (10/2/95)                                               +12.20%

*Source: Standard & Poor's Micropal. The Goldman Sachs Convertible 100 Bond Index represents the 100 largest convertible bonds or convertible preferred stocks, of at least $100 million issue size, with the greatest liquidity. Monthly returns are calculated on an equal-dollar weighted basis.

10                          Past performance does not guarantee future results.

FRANKLIN EQUITY INCOME FUND
       FUND CATEGORY
      [PYRAMID CHART]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average dividend yields.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The stock market switched gears during the 12 months ended October 31, 2000. In the first part of the Fund's fiscal year, markets rebounded strongly, and growth stocks outperformed their value counterparts. At its peak in March, the technology-heavy Nasdaq Composite Index was up 70%, while most value indexes were down approximately 10%. Toward the end of March, however, cracks surfaced in "new economy" (technology-, Internet- and telecommunications-related) growth stocks, whose valuations are often largely based on anticipated profits rather than actual earnings. Investors began to question the valuations, growth rates and even the long-term viability of many technology and Internet companies' business models.

Many "old economy" (basic materials, industrial cyclicals, conventional retailers) sectors also performed poorly. Investors acted upon concerns that the Federal Reserve Board's (the Fed's) 125 basis points in interest rate hikes during the period, coupled with a weakening euro and higher oil prices, would cause a severe slowdown in the economy and corporate profits. Companies in deeply cyclical sectors, which are especially vulnerable to a


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 48.

TOP FIVE INVESTMENT SECTORS
Franklin Equity Income Fund
10/31/00

                                                                        % OF TOTAL
                                                                         NET ASSETS
--------------------------------------------------------------------------------
Finance                                                                   14.9%
Communications                                                            10.9%
Electronic Technology                                                      9.1%
Consumer Non-Durables                                                      8.5%
Health Technology                                                          8.3%


slower economy, suffered the most. These included basic materials (papers, chemicals and steel), capital goods and manufacturing companies. Sectors dependent on consumer spending, such as retail, also fell. Bank stocks suffered as well, amid worries about increasing credit problems of consumers and corporations in a much slower economy.

Despite recent corrections, the overall valuation disparity between growth and value issues widened to unprecedented proportions. On October 31, 2000, stocks comprising the Russell 3000(R) Value Index were selling at approximately 27.5 times earnings, compared with 29.5 two years ago. Russell 3000 Growth Index stocks, on the other hand, grew from a multiple of 48.6 times earnings two years ago to approximately 60.9 at the end of the reporting period.(1)

PORTFOLIO NOTES

For the year ended October 31, 2000, Franklin Equity Income Fund - Class A delivered a +14.05% cumulative total return, as shown in the Performance Summary beginning on page 18, while the Russell 3000 Value Index, our benchmark, increased 6.31%.(1) The Fund compared favorably with the Lipper Equity Income Fund's total return of 6.06%.(2) The Fund's excellent performance can be attributed largely to its overweight exposure to electric utilities, real estate investment trusts (REITs), health technology, consumer non-durables and insurance (finance) sectors. Many stocks in these sectors suited our highly disciplined approach to value investing, which focuses on stocks that are selling at


(1.) Source: Standard and Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index.


(2.) Source: Lipper Analytical Services, Inc. Lipper Analytical Services is a nationally recognized mutual fund research organization. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. If these factors had been considered, the Fund's performance relative to the average may have differed. Past performance does not guarantee future results.

attractive prices according to measurements such as relative dividend yield, book value, revenues and normalized earnings. In addition, such stocks' non-cyclical and defensive nature along with their emphasis on domestic operations benefited the Fund during the reporting period's volatile market environment. Our underweight allocations in technology and basic materials stocks, which did not perform well during the period, also contributed to the Fund's relative performance.

Our strategy of investing in high dividend-yielding stocks also contributed to the Fund's history of less volatile returns. As of October 31, 2000, Franklin Equity Income Fund placed in the top 8% of Lipper Equity Income Funds Objective Average's universe of 113 funds in terms of lowest volatility over the past five years, while its 2.60% distribution yield compared with 1.44% for Lipper's average equity income fund category of 190 funds for the same period.(2)

As mentioned earlier, our overweight exposure in utilities and REITs proved beneficial to the Fund's performance. Utilities stocks were among the stock market's best performers during the period after underperforming the S&P 500 since 1993. The combination of extremely attractive dividend yields, industry consolidation and earnings growth were largely responsible for their improved relative performance. REITs were selling at historically low valuations. Many were selling below our estimate of their net asset values and offered, on average, yields greater than 7%. We continue to believe that both sectors offer excellent total return potential and downside risk protection. As of October 31, 2000, utilities represented 7.1% of the Fund's total net assets, and REITs 5.9%.

The health technology and consumer non-durable sectors also generated superior returns. Many health care industry leaders including Johnson & Johnson, Merck, Abbott Laboratories, Bristol-Myers Squibb and American Home Products traded at


WHAT ARE BOOK VALUE AND NORMALIZED EARNINGS?

Book value seeks to determine the net asset value of a company's securities, using the following formula: Total net assets are derived by subtracting intangible assets and any long-term liabilities and equity issues that have a prior claim from total assets. This figure is then divided by the number of bonds, shares of preferred stock, or shares of common stock, to give the net asset value, or "book value" per bond or per share of preferred or common stock. Normalized earnings refer to a company's earnings, adjusted for cyclical ups and downs in the economy.*

*Source: Barron's Dictionary of Finance and Investment Terms, 1995.

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/00

COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Verizon Communications                                                     3.2%
Communications

SBC Communications Inc.                                                    3.2%
Communications

Abbott Laboratories                                                        2.2%
Health Technology

PerkinElmer Inc.                                                           2.1%
Electronic Technology

Bristol-Myers Squibb Co.                                                   2.0%
Health Technology

Fleet Boston Financial Corp.                                               1.8%
Finance

Conoco Inc., B                                                             1.7%
Energy Minerals

Electronic Data Systems Corp.                                              1.7%
Technology Services

Emerson Electric Co.                                                       1.6%
Producer Manufacturing

Lincoln National Corp.                                                     1.6%
Finance


substantial discounts, compared to their industry peers during the period, providing us with what we believed to be exceptional investment opportunities. We also initiated new positions in consumer non-durable names such as Procter & Gamble, Kimberly-Clark and R.J. Reynolds. These stocks have attractive valuations and high dividend yields, and we expect them to outperform in a slowing economic environment. During the period, the Fund benefited from Unilever's acquisition of Fund holding Bestfoods at a premium to its stock price. As of October 31, 2000, health technology represented 8.3% of the Fund's total net assets, and consumer non-durables 8.5%.

Believing telecommunications companies possessed exciting growth prospects and their stocks traded at reasonable valuations, we maintained a significant weighting in the sector. The Fund's two largest holdings -- Verizon Communications and SBC Communications -- are telecommunications companies. Demand for telecommunications services is accelerating in response to the Internet's growth, yet most of these companies were selling for less than 25 times estimated earnings, compared with multiples in excess of 50 times earnings for most technology companies, by the end of the year under review. In our opinion, leaders in the field will benefit from their smaller competitors' inability to raise more capital in this competitive market. As of October 31, 2000, communications represented 10.9% of the Fund's total net assets.

We took advantage of our decision last year to relax restrictive minimum dividend yield requirements and increase the Fund's exposure to convertible securities. This change gave us the latitude to invest in sectors such as technology, where companies with higher growth rates choose to pay out little or no dividends because they need to reinvest more capital back into their busi-

DIVIDEND DISTRIBUTIONS
Franklin Equity Income Fund
11/1/99 - 10/31/00

                                            DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                          CLASS A              CLASS B             CLASS C
--------------------------------------------------------------------------------
November                      4.3 cents           3.17 cents          3.12 cents
December                      4.3 cents           3.15 cents          2.96 cents
January                       4.3 cents           3.15 cents          2.96 cents
February                      4.3 cents           3.15 cents          2.96 cents
March                         4.3 cents           3.27 cents          3.14 cents
April                         4.3 cents           3.27 cents          3.14 cents
May                           4.3 cents           3.27 cents          3.14 cents
June                          4.3 cents           3.33 cents          3.27 cents
July                          4.3 cents           3.33 cents          3.27 cents
August                        4.3 cents           3.33 cents          3.27 cents
September                     4.3 cents           3.26 cents          3.18 cents
October                       4.3 cents           3.26 cents          3.18 cents
--------------------------------------------------------------------------------
TOTAL                        51.6 CENTS          38.94 CENTS         37.59 CENTS


nesses. In general, we were looking for entrenched industry leaders in rapidly growing markets that still made sense from our valuation standpoint. With these criteria in mind, we were able to uncover some attractive technology investments that met our investment parameters. We also remained diligent in adding to or selling existing technology positions depending on our assessment of their intrinsic values and long-term growth rates. During the period, we purchased stocks in LSI and Vitesse Semiconductor. We also trimmed our position and took a profit in PerkinElmer, one of our best-performing stocks. As of October 31, 2000, convertible stocks and bonds grew from 9.0% to 10.9% of the Fund's total net assets, while below market dividend-yielding stocks represented 6.2%.

Unfortunately, we made our share of mistakes during the Fund's past fiscal year as well. For example, our investment in AT&T did not meet our expectations. AT&T's long distance business, which represented approximately half of corporate profits, declined at a faster rate than we anticipated. Moreover, their foray into cable has proven to be more costly and difficult than we ever imagined. In response, we pared back our position in AT&T during the period. The basic materials sector, which was a strong performer last year, also impaired the Fund's performance this year. These notoriously cyclical stocks started to decline as investors feared that the combination of the Fed tightening, a weak euro and high oil prices would stunt earnings growth. We took a proactive role in paring down our exposure to this group by reducing our holdings in several chemical and paper companies.

Looking forward, we anticipate continued high levels of financial market volatility. Within such an environment, we expect to find numerous exciting investment opportunities, as many stocks of high-quality, dividend-paying companies will still be selling at bargain prices. Such stocks offered at depressed levels can provide substantial upside potential even in a slowing economy. In addition, if growth stocks continue to tumble and investors seek safety and better value elsewhere, high yielding stocks can be excellent performers in the years ahead. Thus, we believe the Fund's relative dividend-yield discipline positions us well to take advantage of such future market trends.

/s/ FRANK M. FELICELLI

Frank M. Felicelli


/s/ DEREK M. TANER

Derek M. Taner

Portfolio Management Team
Franklin Equity Income Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN EQUITY
INCOME FUND


PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                   +14.05%
Net Asset Value (NAV)                   $19.82 (10/31/00)         $19.20 (10/31/99)
Change in NAV                           +$0.62
Distributions (11/1/99-10/31/00)        Dividend Income           $0.5160
                                        Short-Term Capital Gain   $0.0608
                                        Long-Term Capital Gain    $1.2177
                                        ---------------------------------
                                        Total                     $1.7945
CLASS B
One-Year Total Return                   +13.17%
Net Asset Value (NAV)                   $19.76 (10/31/00)         $19.16 (10/31/99)
Change in NAV                           +$0.60
Distributions (11/1/99-10/31/00)        Dividend Income           $0.3894
                                        Short-Term Capital Gain   $0.0608
                                        Long-Term Capital Gain    $1.2177
                                        ---------------------------------
                                        Total                     $1.6679
CLASS C
One-Year Total Return                   +13.26%
Net Asset Value (NAV)                   $19.77 (10/31/00)         $19.14 (10/31/99)
Change in NAV                           +$0.63
Distributions (11/1/99-10/31/00)        Dividend Income           $0.3759
                                        Short-Term Capital Gain   $0.0608
                                        Long-Term Capital Gain    $1.2177
                                        ---------------------------------
                                        Total                     $1.6544

Franklin Equity Income Fund paid distributions derived from long-term capital gains of $1.2177 per share in December 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code
Section 852(b)(3).

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the Fund's manager increased the Fund's total returns.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


18            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                               1-YEAR    5-YEAR    10-YEAR     (3/15/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +12.53%  +82.49%    +291.81%     +351.34%
Average Annual Total Return(2)         +6.06%  +11.45%     +13.96%      +12.23%

                                                                      INCEPTION
CLASS B                                                 1-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +11.71%        +10.43%
Average Annual Total Return(2)                          +7.71%         +3.65%

                                                                     INCEPTION
CLASS C                                       1-YEAR     5-YEAR      (10/2/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +11.75%    +76.33%      +76.33%
Average Annual Total Return(2)                 +9.64%    +11.79%      +11.79%

AS OF 10/31/00

SHARE CLASS                                             A        B        C
--------------------------------------------------------------------------------
Distribution Rate(3)                                  2.45%    1.98%    1.91%
30-Day Standardized Yield(4)                          2.49%    1.94%    1.92%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value for Class B) per share on 10/31/00.

(4.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          19

FRANKLIN EQUITY
INCOME FUND


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.

CLASS A (11/1/90 - 10/31/00)
                                  [LINE CHART]

This graph compares the performance of Franklin Equity Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index, the Lipper Equity Income Funds Average and CPI from 11/1/90-10/31/00.

       Date         Franklin Equity    Russell 3000     Lipper Equity         CPI
                     Income Fund -     Value Index      Income Funds
                        Class A                            Average
-----------------------------------------------------------------------------------
    11/01/1990           $9,421          $10,000           $10,000          $10,000
    11/30/1990          $10,025          $10,689           $10,606          $10,022
    12/31/1990          $10,136          $10,964           $10,843          $10,022
    01/31/1991          $10,506          $11,479           $11,276          $10,082
    02/28/1991          $11,153          $12,266           $12,002          $10,097
    03/31/1991          $11,298          $12,482           $12,245          $10,112
    04/30/1991          $11,382          $12,575           $12,321          $10,128
    05/31/1991          $11,850          $13,050           $12,831          $10,158
    06/30/1991          $11,361          $12,497           $12,361          $10,187
    07/31/1991          $11,822          $13,007           $12,846          $10,203
    08/31/1991          $12,173          $13,254           $13,140          $10,232
    09/30/1991          $12,199          $13,164           $13,129          $10,277
    10/31/1991          $12,400          $13,377           $13,320          $10,293
    11/30/1991          $12,137          $12,700           $12,851          $10,323
    12/31/1991          $12,995          $13,749           $13,860          $10,330
    01/31/1992          $12,927          $13,844           $13,851          $10,345
    02/29/1992          $13,111          $14,205           $14,091          $10,383
    03/31/1992          $12,947          $14,003           $13,923          $10,435
    04/30/1992          $13,568          $14,550           $14,312          $10,450
    05/31/1992          $13,701          $14,644           $14,429          $10,465
    06/30/1992          $13,803          $14,527           $14,298          $10,502
    07/31/1992          $14,454          $15,086           $14,797          $10,524
    08/31/1992          $14,222          $14,638           $14,559          $10,554
    09/30/1992          $14,141          $14,846           $14,682          $10,583
    10/31/1992          $14,005          $14,886           $14,655          $10,621
    11/30/1992          $14,394          $15,409           $15,040          $10,635
    12/31/1992          $14,717          $15,799           $15,315          $10,628
    01/31/1993          $15,057          $16,288           $15,531          $10,680
    02/28/1993          $15,500          $16,819           $15,851          $10,717
    03/31/1993          $15,911          $17,327           $16,322          $10,755
    04/30/1993          $15,882          $17,090           $16,152          $10,785
    05/31/1993          $16,114          $17,449           $16,391          $10,800
    06/30/1993          $16,247          $17,815           $16,539          $10,815
    07/31/1993          $16,414          $18,024           $16,638          $10,815
    08/31/1993          $17,009          $18,680           $17,232          $10,846
    09/30/1993          $17,120          $18,747           $17,215          $10,868
    10/31/1993          $17,381          $18,775           $17,421          $10,913
    11/30/1993          $17,201          $18,379           $17,188          $10,920
    12/31/1993          $17,341          $18,746           $17,480          $10,920
    01/31/1994          $17,746          $19,451           $17,990          $10,950
    02/28/1994          $17,255          $18,844           $17,546          $10,987
    03/31/1994          $16,528          $18,130           $16,853          $11,025
    04/30/1994          $16,657          $18,462           $17,091          $11,040
    05/31/1994          $16,866          $18,652           $17,280          $11,048
    06/30/1994          $16,828          $18,203           $17,018          $11,085
    07/31/1994          $17,273          $18,745           $17,486          $11,115
    08/31/1994          $17,956          $19,304           $18,029          $11,160
    09/30/1994          $17,608          $18,709           $17,687          $11,190
    10/31/1994          $17,721          $18,906           $17,804          $11,198
    11/30/1994          $17,219          $18,142           $17,175          $11,212
    12/31/1994          $17,284          $18,385           $17,318          $11,212
    01/31/1995          $17,774          $18,881           $17,704          $11,257
    02/28/1995          $18,123          $19,623           $18,297          $11,302
    03/31/1995          $18,383          $20,020           $18,721          $11,339
    04/30/1995          $18,786          $20,648           $19,156          $11,377
    05/31/1995          $19,178          $21,476           $19,773          $11,400
    06/30/1995          $19,283          $21,811           $19,966          $11,422
    07/31/1995          $19,533          $22,575           $20,442          $11,422
    08/31/1995          $19,718          $22,929           $20,658          $11,452
    09/30/1995          $20,406          $23,709           $21,346          $11,475
    10/31/1995          $20,232          $23,403           $21,135          $11,513
    11/30/1995          $20,915          $24,564           $22,082          $11,505
    12/31/1995          $21,732          $25,195           $22,667          $11,497
    01/31/1996          $22,245          $25,921           $23,229          $11,565
    02/29/1996          $22,040          $26,136           $23,392          $11,602
    03/31/1996          $22,210          $26,591           $23,703          $11,662
    04/30/1996          $22,269          $26,750           $23,935          $11,707
    05/31/1996          $22,439          $27,117           $24,296          $11,730
    06/30/1996          $22,792          $27,106           $24,362          $11,737
    07/31/1996          $21,966          $26,038           $23,519          $11,759
    08/31/1996          $22,321          $26,821           $24,093          $11,781
    09/30/1996          $22,861          $27,851           $24,972          $11,819
    10/31/1996          $23,332          $28,849           $25,562          $11,857
    11/30/1996          $24,402          $30,885           $27,003          $11,879
    12/31/1996          $24,499          $30,632           $26,841          $11,879
    01/31/1997          $25,144          $32,010           $27,783          $11,917
    02/28/1997          $25,645          $32,465           $28,222          $11,954
    03/31/1997          $25,205          $31,329           $27,364          $11,984
    04/30/1997          $25,372          $32,557           $28,169          $11,999
    05/31/1997          $26,707          $34,452           $29,792          $11,991
    06/30/1997          $27,495          $35,957           $30,888          $12,006
    07/31/1997          $28,808          $38,542           $32,843          $12,020
    08/31/1997          $28,365          $37,359           $31,848          $12,043
    09/30/1997          $29,820          $39,638           $33,463          $12,073
    10/31/1997          $29,025          $38,532           $32,479          $12,103
    11/30/1997          $30,309          $40,108           $33,554          $12,096
    12/31/1997          $31,165          $41,299           $34,366          $12,081
    01/31/1998          $30,948          $40,700           $34,304          $12,104
    02/28/1998          $32,137          $43,411           $36,184          $12,127
    03/31/1998          $33,836          $45,981           $37,848          $12,150
    04/30/1998          $33,393          $46,280           $37,776          $12,172
    05/31/1998          $32,886          $45,502           $37,225          $12,194
    06/30/1998          $32,827          $46,008           $37,396          $12,209
    07/31/1998          $31,900          $44,945           $36,304          $12,224
    08/31/1998          $29,365          $38,226           $31,933          $12,238
    09/30/1998          $30,912          $40,416           $33,699          $12,253
    10/31/1998          $32,205          $43,386           $35,768          $12,282
    11/30/1998          $33,244          $45,339           $37,252          $12,282
    12/31/1998          $33,249          $46,871           $38,120          $12,275
    01/31/1999          $32,617          $47,134           $37,850          $12,304
    02/28/1999          $32,053          $46,271           $37,127          $12,319
    03/31/1999          $32,469          $47,132           $37,866          $12,356
    04/30/1999          $35,037          $51,529           $40,637          $12,446
    05/31/1999          $35,421          $51,112           $40,239          $12,446
    06/30/1999          $35,843          $52,625           $41,458          $12,446
    07/31/1999          $34,868          $51,104           $40,356          $12,484
    08/31/1999          $34,033          $49,213           $39,306          $12,514
    09/30/1999          $33,091          $47,545           $37,884          $12,574
    10/31/1999          $33,784          $50,012           $39,213          $12,596
    11/30/1999          $33,418          $49,662           $38,931          $12,604
    12/31/1999          $33,514          $49,985           $39,406          $12,604
    01/31/2000          $32,474          $48,376           $37,845          $12,642
    02/29/2000          $30,746          $45,221           $35,575          $12,716
    03/31/2000          $33,676          $50,336           $39,022          $12,821
    04/30/2000          $34,028          $49,807           $38,967          $12,828
    05/31/2000          $34,723          $50,246           $39,501          $12,844
    06/30/2000          $33,958          $48,206           $38,624          $12,910
    07/31/2000          $34,270          $48,876           $38,802          $12,940
    08/31/2000          $36,690          $51,559           $41,083          $12,940
    09/30/2000          $37,238          $51,982           $40,931          $13,007
    10/31/2000          $38,529          $53,162           $41,582          $13,030

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   +7.50%
5-Year                                                                  +12.41%
10-Year                                                                 +14.44%
Since Inception (3/15/88)                                               +12.45%


CLASS B (1/1/99 - 10/31/00)

This graph compares the performance of Franklin Equity Income Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index, the Lipper Equity Income Funds Average and CPI from 1/1/99-10/31/00.

                                  [LINE CHART]

       Date         Franklin Equity    Russell 3000     Lipper Equity         CPI
                     Income Fund -     Value Index      Income Funds
                        Class B                            Average
-----------------------------------------------------------------------------------
    01/01/1999          $10,000          $10,000           $10,000          $10,000
    01/31/1999           $9,805          $10,056            $9,929          $10,024
    02/28/1999           $9,629           $9,872            $9,739          $10,036
    03/31/1999           $9,748          $10,056            $9,933          $10,066
    04/30/1999          $10,513          $10,994           $10,660          $10,140
    05/31/1999          $10,617          $10,905           $10,556          $10,140
    06/30/1999          $10,732          $11,228           $10,876          $10,140
    07/31/1999          $10,435          $10,903           $10,586          $10,170
    08/31/1999          $10,179          $10,500           $10,311          $10,194
    09/30/1999          $ 9,885          $10,144           $9,938           $10,243
    10/31/1999          $10,087          $10,670           $10,287          $10,262
    11/30/1999           $9,966          $10,595           $10,213          $10,268
    12/31/1999          $10,000          $10,664           $10,337          $10,268
    01/31/2000           $9,677          $10,321            $9,928          $10,299
    02/29/2000           $9,160           $9,648            $9,332          $10,360
    03/31/2000          $10,023          $10,739           $10,236          $10,444
    04/30/2000          $10,116          $10,626           $10,222          $10,451
    05/31/2000          $10,317          $10,720           $10,362          $10,463
    06/30/2000          $10,084          $10,285           $10,132          $10,518
    07/31/2000          $10,171          $10,428           $10,179          $10,542
    08/31/2000          $10,880          $11,000           $10,777          $10,542
    09/30/2000          $11,043          $11,090           $10,737          $10,597
    10/31/2000          $11,014          $11,342           $10,908          $10,615


AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS B
--------------------------------------------------------------------------------
1-Year                                                                   +9.17%
Since Inception (1/1/99)                                                 +5.41%


20                  Past performance does not guarantee future results.

CLASS C (10/2/95-10/31/02)

                                  [LINE CHART]

This graph compares the performance of Franklin Equity Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the Russell 3000 Value Index, the Lipper Equity Income Funds Average and CPI from 10/2/95-10/31/00.

       Date         Franklin Equity    Russell 3000     Lipper Equity         CPI
                     Income Fund -     Value Index      Income Funds
                        Class C                            Average
-----------------------------------------------------------------------------------
    10/02/1995           $9,903          $10,000           $10,000          $10,000
    10/31/1995           $9,843           $9,871            $9,901          $10,033
    11/30/1995          $10,184          $10,361           $10,345          $10,026
    12/31/1995          $10,548          $10,627           $10,619          $10,019
    01/31/1996          $10,800          $10,933           $10,882          $10,078
    02/29/1996          $10,697          $11,024           $10,958          $10,110
    03/31/1996          $10,775          $11,215           $11,104          $10,163
    04/30/1996          $10,800          $11,283           $11,213          $10,203
    05/31/1996          $10,872          $11,437           $11,382          $10,222
    06/30/1996          $11,040          $11,433           $11,413          $10,228
    07/31/1996          $10,634          $10,982           $11,018          $10,247
    08/31/1996          $10,794          $11,313           $11,287          $10,267
    09/30/1996          $11,049          $11,747           $11,699          $10,300
    10/31/1996          $11,266          $12,168           $11,975          $10,333
    11/30/1996          $11,771          $13,027           $12,650          $10,352
    12/31/1996          $11,815          $12,920           $12,574          $10,352
    01/31/1997          $12,119          $13,501           $13,016          $10,386
    02/28/1997          $12,352          $13,693           $13,221          $10,418
    03/31/1997          $12,140          $13,214           $12,819          $10,444
    04/30/1997          $12,208          $13,732           $13,196          $10,456
    05/31/1997          $12,839          $14,531           $13,956          $10,450
    06/30/1997          $13,206          $15,166           $14,470          $10,463
    07/31/1997          $13,830          $16,257           $15,386          $10,475
    08/31/1997          $13,602          $15,758           $14,920          $10,495
    09/30/1997          $14,301          $16,719           $15,676          $10,521
    10/31/1997          $13,903          $16,252           $15,215          $10,548
    11/30/1997          $14,510          $16,917           $15,719          $10,541
    12/31/1997          $14,912          $17,419           $16,099          $10,529
    01/31/1998          $14,799          $17,167           $16,070          $10,549
    02/28/1998          $15,359          $18,310           $16,951          $10,569
    03/31/1998          $16,163          $19,394           $17,731          $10,589
    04/30/1998          $15,933          $19,520           $17,697          $10,608
    05/31/1998          $15,681          $19,192           $17,439          $10,627
    06/30/1998          $15,650          $19,405           $17,519          $10,640
    07/31/1998          $15,198          $18,957           $17,007          $10,652
    08/31/1998          $13,979          $16,123           $14,960          $10,665
    09/30/1998          $14,707          $17,047           $15,787          $10,678
    10/31/1998          $15,316          $18,300           $16,756          $10,704
    11/30/1998          $15,802          $19,123           $17,452          $10,704
    12/31/1998          $15,787          $19,770           $17,858          $10,697
    01/31/1999          $15,485          $19,880           $17,731          $10,723
    02/28/1999          $15,207          $19,516           $17,393          $10,736
    03/31/1999          $15,395          $19,879           $17,739          $10,768
    04/30/1999          $16,606          $21,734           $19,037          $10,847
    05/31/1999          $16,770          $21,558           $18,851          $10,847
    06/30/1999          $16,960          $22,196           $19,422          $10,847
    07/31/1999          $16,488          $21,555           $18,905          $10,879
    08/31/1999          $16,083          $20,757           $18,414          $10,905
    09/30/1999          $15,626          $20,054           $17,747          $10,958
    10/31/1999          $15,944          $21,094           $18,370          $10,977
    11/30/1999          $15,762          $20,947           $18,238          $10,984
    12/31/1999          $15,795          $21,083           $18,460          $10,984
    01/31/2000          $15,291          $20,404           $17,729          $11,017
    02/29/2000          $14,472          $19,074           $16,666          $11,082
    03/31/2000          $15,844          $21,231           $18,281          $11,173
    04/30/2000          $16,000          $21,008           $18,255          $11,179
    05/31/2000          $16,317          $21,193           $18,505          $11,193
    06/30/2000          $15,947          $20,332           $18,094          $11,251
    07/31/2000          $16,085          $20,615           $18,177          $11,277
    08/31/2000          $17,206          $21,747           $19,246          $11,277
    09/30/2000          $17,462          $21,925           $19,175          $11,335
    10/31/2000          $18,059          $22,423           $19,480          $11,355


AVERAGE ANNUAL TOTAL
RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                  +11.16%
5-Year                                                                  +12.68%
Since Inception (10/2/95)                                               +12.33%


*Source: Standard and Poor's Micropal. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

**Source: Lipper Analytical Services, Inc. The Lipper Equity Income Funds Average comprised 190 funds as of 10/31/00. Lipper calculations do not include sales charges, and past expense reductions by the Fund's manager increased the Fund's total returns. If these factors had been considered, the Fund's performance relative to the average may have differed.


Past performance does not guarantee future results.                          21

                                 FUND CATEGORY
                                [PYRAMID CHART]


FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

At the beginning of the year under review, investors continued to lose their optimism that interest rates would head lower, mostly because of upward revisions of global economic growth forecasts but also partly due to the potential negative effect of higher oil prices on inflation. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and tighter monetary policy stances by the world's central banks. Thus, the positive trend in global growth led to the consensus view that the industrial economies, except perhaps for Japan, had reached the bottom of their respective interest-rate cycles. However, during the second half of the period, inflation expectations improved as oil prices somewhat stabilized, albeit at higher levels, and economic data began to indicate growth rates were converging toward more sustainable levels going forward.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 55.

During the 12 months ended October 31, 2000, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 5.20% in local currency terms.(1) However, a stronger U.S. dollar during the period resulted in lower returns for the global index in U.S.-dollar terms, and the JPM GGBI fell 4.65% by this measure. The J.P. Morgan U.S. Government Bond Index, a benchmark index for U.S. Treasuries, posted a positive 8.40% return for the period.(2)

The U.S. Treasury yield curve became inverted with shorter-term bonds offering higher yields than longer-term bonds during the reporting period. Short-term interest rates moved upward as the Federal Reserve Board increased the federal funds target rate and long-term rates moved downward due to the U.S. Treasury's 30-year Treasury bond buyback program. The latter resulted in generally positive returns for the U.S. bond market, as mentioned earlier.

European bonds rose 4.65% in local currency terms, as all European bond markets offered positive returns. The U.K. index rose 6.29% despite the Bank of England's interest-rate increases.(3) The Euroland (the 11 countries making up the European Monetary Union or EMU) bond market also posted positive returns, but principally due to interest payments obtained from holding such bonds, which offset their price


(1.) Source: Standard and Poor's Micropal. The J.P. Morgan Global Government Bond Index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weight is determined by the total market capitalization in $US of all the bonds in that country's traded index. The index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.

(2.) Source: Standard and Poor's Micropal. The J.P. Morgan U.S. Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. As of October 31, 2000, the index included 103 issues with a market value of US$1,570 billion.

(3.) Source: J.P. Morgan, Government Bond Index Monitor.

declines. The Euroland benchmark yield curve flattened during the period, as short-term rates increased due to the European Central Bank's raising its reference interest rate and longer-term rates staying relatively unchanged. The EMU bond index rose 4.20% in euro terms, also despite monetary policy tightening, in this case by the European Central Bank, as German, Italian, French and Spanish bonds increased in value during the year under review.(3) Denmark performed in line with the Euroland countries, while Sweden outperformed all Euroland bond markets, rising 7.75% as a result of the government's commitment to buy back debt with the fiscal surpluses in excess of the annual budget expectations.(3)

Elsewhere, the Japanese index climbed 1.73% for the 12-month period, despite a 25 basis point (0.25%) increase in short-term interest rates by the Bank of Japan in August.(3) The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably as inflation concerns were less severe in these countries, partly as a result of rising commodity prices, which supported their currencies and helped contain inflation. Although they outperformed the global bond markets in general, only New Zealand outperformed the U.S. in local currency terms.

Emerging market bond prices rose during the 12-month period, mostly as a result of higher commodity prices and continued strength in the U.S. equity market. The former improved export revenues and, hence, the external debt repayment capacity of the issuing countries. The latter reduced the level of risk aversion among investors and thus increased their appetite for emerging market bonds. As a result, the J.P. Morgan Emerging

COUNTRY DISTRIBUTION
Franklin Global Government
Income Fund
Based on Total Net Assets

COUNTRY                                                 10/31/00        10/31/99
--------------------------------------------------------------------------------
U.S.                                                      18.9%           20.8%
Brazil                                                    10.3%            8.0%
Germany                                                    8.4%           12.2%
Canada                                                     7.4%            6.4%
Venezuela                                                  7.2%            5.3%
Italy                                                      4.8%            7.6%
Mexico                                                     4.4%            4.6%
U.K.                                                       4.3%            4.0%
Australia                                                  4.2%            4.1%
Netherlands                                                3.7%            0.0%
France                                                     3.6%            0.0%
South Korea                                                3.6%            0.0%
Argentina                                                  3.5%            5.5%
Sweden                                                     3.3%            3.3%
Turkey                                                     2.7%            3.9%
Spain                                                      2.6%            7.1%
Denmark                                                    2.2%            2.2%
New Zealand                                                2.1%            4.4%
Belgium                                                    2.0%            0.0%
Panama                                                     0.8%            0.6%

Market Bond Global Index increased 18.18% during the period.(4) Bond prices of all countries in the index rose, except for those of Ivory Coast, Columbia, Nigeria and the Philippines. Russian bonds were the best performers, rising 114.75%, followed by those of Ecuador, Algeria and Croatia.(3) Prices of Russian bonds recovered as a result of improved credit fundamentals and the successful restructuring of defaulted bonds as the government reached an agreement with bondholders through London Club negotiations. Ecuadorian bonds rebounded as well upon the restructuring of its defaulted debt. Brazilian bonds performed strongly as the economy continued to improve following the implementation of economic measures designed to stabilize the country's fiscal accounts.

PORTFOLIO NOTES

During the period under review, Franklin Global Government Income Fund attempted to maximize its return by allocating approximately 70%-75% of its assets to intermediate- and long-term global investment-grade bonds and approximately 25%-30% of its assets to the highest quality and most liquid, below investment-grade bonds available in the emerging markets. The Fund's managers believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. The Fund's allocation to emerging markets added positively to its performance for the period, as emerging market country bonds outperformed higher-quality industrial market bonds over the 12 months.



(4.) Source: Standard and Poor's Micropal. The J.P. Morgan Emerging Market Bond Global Index (EMBI) tracks total returns for external debt instruments in the emerging markets. Included in the index are U.S. dollar and other external currency denominated Brady bonds, loans, Eurobonds and local market instruments.

DIVIDEND DISTRIBUTIONS
Franklin Global Government Income Fund
11/1/99 - 10/31/00

                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                CLASS A         CLASS C       ADVISOR CLASS
--------------------------------------------------------------------------------
November                             5 cents        4.71 cents     5.08 cents
December                             5 cents        4.67 cents     5.08 cents
January                              5 cents        4.67 cents     5.11 cents
February                             5 cents        4.67 cents     5.07 cents
March                                5 cents        4.71 cents     5.08 cents
April                                5 cents        4.71 cents     5.07 cents
May                                  5 cents        4.71 cents     5.07 cents
June                                 5 cents        4.67 cents     5.09 cents
July                                 5 cents        4.67 cents     5.08 cents
August                               5 cents        4.67 cents     5.07 cents
September                            5 cents        4.67 cents     5.08 cents
October                              5 cents        4.67 cents     5.07 cents
--------------------------------------------------------------------------------
TOTAL                               60 CENTS       56.20 CENTS    60.95 CENTS


The Fund's overall allocation changed slightly during the period. On October 31, 2000, the Fund had 26.3% of total net assets in North America, down slightly from 27.2% at the beginning of the period, principally due to a smaller U.S. position, which declined from 20.8% on October 31, 1999, to 18.9% at end of the period. While the overall European allocation fell to 34.9% at the end of the period, from 36.4% on October 31, 1999, we made quite a few changes within Europe during the period. We initiated new positions in Belgium, France, the Netherlands, while decreasing holdings in Germany, Italy and Spain. Elsewhere, the Fund also reduced the allocation to New Zealand and added to Brazil and Venezuela. We initiated a position in South Korea, which stood at 3.6% of total net assets at period-end.

Looking forward, we believe that global inflation will likely be quite tame in the period ahead and that global economic growth should continue to be slightly higher than historical averages. This is an ideal environment for high-quality bonds, which makes the management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.

/s/ THOMAS J. DICKSON

Thomas J. Dickson


/s/ UMRAN DEMIRORS

Umran Demirors

Portfolio Management Team
Franklin Global Government Income Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                       -1.93%
Net Asset Value (NAV)                       $6.98 (10/31/00)    $7.72 (10/31/99)
Change in NAV                               -$0.74
Distributions (11/1/99-10/31/00)            Dividend Income     $0.6000

CLASS C
One-Year Total Return                       -2.43%
Net Asset Value (NAV)                       $6.99 (10/31/00)    $7.73 (10/31/99)
Change in NAV                               -$0.74
Distributions (11/1/99-10/31/00)            Dividend Income     $0.5620

ADVISOR CLASS
One-Year Total Return                       -1.94%
Net Asset Value (NAV)                       $6.98 (10/31/00)    $7.73 (10/31/99)
Change in NAV                               -$0.75
Distributions (11/1/99-10/31/00)            Dividend Income     $0.6095


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total return.

28                      Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                               1-YEAR   5-YEAR     10-YEAR     (3/15/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +0.01%   +26.17%    +81.80%     +116.65%
Average Annual Total Return(2)        -4.19%    +3.84%     +5.70%       +5.99%

                                                                      INCEPTION
CLASS C                                        1-YEAR    5-YEAR        (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     -0.49%   +23.02%        +30.68%
Average Annual Total Return(2)                 -2.42%    +4.03%         +4.87%

                                                                      INCEPTION
ADVISOR CLASS(3)                       1-YEAR    5-YEAR   10-YEAR     (3/15/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)             +0.15%    +27.76%  +84.08%     +119.38%
Average Annual Total Return(2)         +0.15%     +5.02%   +6.29%       +6.46%

AS OF 10/31/00

SHARE CLASS                                       A           C         ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)                            8.23%      7.94%        8.72%
30-Day Standardized Yield(5)                    6.74%      6.43%        7.17%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.57% and +2.47%.

(4.) Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (net asset value for Advisor Class) per share on 10/31/00.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          29

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index.

CLASS A (11/1/90 - 10/31/00)
                                  [LINE CHART]

This graph compares the performance of Franklin Global Government Income Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index from 11/1/90-10/31/00.

     Date        Franklin Global     JP Morgan Global
                Government Income  Government Bond Index
                     Fund - A
-------------------------------------------------------
   11/01/90           $9,576              $10,000
   11/30/90           $9,745              $10,176
   12/31/90           $9,821              $10,289
   01/31/91           $9,941              $10,523
   02/28/91          $10,222              $10,532
   03/31/91          $10,031              $10,202
   04/30/91          $10,187              $10,229
   05/31/91          $10,310              $10,335
   06/30/91          $10,226              $10,197
   07/31/91          $10,431              $10,412
   08/31/91          $10,492              $10,628
   09/30/91          $10,771              $11,016
   10/31/91          $10,919              $11,125
   11/30/91          $10,904              $11,306
   12/31/91          $11,219              $11,817
   01/31/92          $11,192              $11,645
   02/29/92          $11,202              $11,612
   03/31/92          $11,188              $11,504
   04/30/92          $11,295              $11,600
   05/31/92          $11,538              $11,930
   06/30/92          $11,523              $12,255
   07/31/92          $11,620              $12,526
   08/31/92          $11,539              $12,859
   09/30/92          $11,016              $12,847
   10/31/92          $11,218              $12,525
   11/30/92          $10,990              $12,304
   12/31/92          $11,191              $12,419
   01/31/93          $11,354              $12,630
   02/28/93          $11,571              $12,834
   03/31/93          $11,989              $13,031
   04/30/93          $12,342              $13,269
   05/31/93          $12,537              $13,358
   06/30/93          $12,487              $13,364
   07/31/93          $12,451              $13,370
   08/31/93          $12,759              $13,765
   09/30/93          $12,738              $13,911
   10/31/93          $13,106              $13,904
   11/30/93          $12,802              $13,803
   12/31/93          $13,276              $13,944
   01/31/94          $13,539              $14,075
   02/28/94          $13,127              $13,920
   03/31/94          $12,581              $13,856
   04/30/94          $12,574              $13,843
   05/31/94          $12,667              $13,730
   06/30/94          $12,037              $13,893
   07/31/94          $12,206              $14,024
   08/31/94          $12,333              $13,987
   09/30/94          $12,310              $14,056
   10/31/94          $12,371              $14,267
   11/30/94          $12,356              $14,087
   12/31/94          $12,246              $14,119
   01/31/95          $12,169              $14,405
   02/28/95          $12,342              $14,776
   03/31/95          $12,597              $15,528
   04/30/95          $12,901              $15,775
   05/31/95          $13,239              $16,215
   06/30/95          $13,288              $16,317
   07/31/95          $13,402              $16,394
   08/31/95          $13,436              $15,938
   09/30/95          $13,735              $16,297
   10/31/95          $13,935              $16,457
   11/30/95          $14,154              $16,641
   12/31/95          $14,459              $16,847
   01/31/96          $14,493              $16,674
   02/29/96          $14,252              $16,577
   03/31/96          $14,305              $16,552
   04/30/96          $14,461              $16,491
   05/31/96          $14,565              $16,508
   06/30/96          $14,776              $16,651
   07/31/96          $14,794              $16,958
   08/31/96          $15,025              $17,029
   09/30/96          $15,293              $17,122
   10/31/96          $15,580              $17,461
   11/30/96          $15,977              $17,711
   12/31/96          $16,015              $17,587
   01/31/97          $15,813              $17,147
   02/28/97          $15,738              $17,029
   03/31/97          $15,664              $16,900
   04/30/97          $15,702              $16,805
   05/31/97          $15,833              $17,202
   06/30/97          $16,021              $17,398
   07/31/97          $16,097              $17,333
   08/31/97          $16,059              $17,313
   09/30/97          $16,386              $17,697
   10/31/97          $16,288              $18,072
   11/30/97          $16,347              $17,855
   12/31/97          $16,464              $17,836
   01/31/98          $16,622              $18,014
   02/28/98          $16,820              $18,147
   03/31/98          $16,899              $18,011
   04/30/98          $16,918              $18,289
   05/31/98          $16,878              $18,367
   06/30/98          $16,838              $18,419
   07/31/98          $16,879              $18,468
   08/31/98          $15,933              $18,978
   09/30/98          $16,760              $19,969
   10/31/98          $17,195              $20,416
   11/30/98          $17,383              $20,185
   12/31/98          $17,425              $20,565
   01/31/99          $17,320              $20,396
   02/28/99          $16,872              $19,715
   03/31/99          $17,214              $19,764
   04/30/99          $17,645              $19,758
   05/31/99          $17,145              $19,411
   06/30/99          $17,080              $19,086
   07/31/99          $17,147              $19,506
   08/31/99          $17,037              $19,557
   09/30/99          $17,327              $19,839
   10/31/99          $17,349              $19,815
   11/30/99          $17,190              $19,579
   12/31/99          $17,439              $19,522
   01/31/00          $17,073              $19,138
   02/29/00          $17,279              $19,042
   03/31/00          $17,441              $19,596
   04/30/00          $16,998              $19,000
   05/31/00          $16,906              $19,139
   06/30/00          $17,495              $19,604
   07/31/00          $17,472              $19,296
   08/31/00          $17,399              $19,157
   09/30/00          $17,329              $19,119
   10/31/00          $17,014              $18,892

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   -6.07%
5-Year                                                                   +3.17%
10-Year                                                                  +5.46%
Since Inception (3/15/88)                                                +5.80%

CLASS C (5/1/95 - 10/31/00)
                                  [LINE CHART]

This graph compares the performance of Franklin Global Government Income Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index from 5/1/95-10/31/00.

     Date          Franklin Global       JP Morgan Global
                  Government Income    Government Bond Index
                       Fund - C
-------------------------------------------------------------
       05/01/95         $9,901                $10,000
       05/31/95        $10,171                $10,279
       06/30/95        $10,204                $10,344
       07/31/95        $10,273                $10,392
       08/31/95        $10,294                $10,103
       09/30/95        $10,518                $10,331
       10/31/95        $10,670                $10,432
       11/30/95        $10,834                $10,549
       12/31/95        $11,063                $10,680
       01/31/96        $11,084                $10,570
       02/29/96        $10,894                $10,508
       03/31/96        $10,929                $10,493
       04/30/96        $11,029                $10,454
       05/31/96        $11,117                $10,464
       06/30/96        $11,272                $10,555
       07/31/96        $11,280                $10,749
       08/31/96        $11,451                $10,795
       09/30/96        $11,650                $10,854
       10/31/96        $11,864                $11,069
       11/30/96        $12,163                $11,227
       12/31/96        $12,187                $11,149
       01/31/97        $12,027                $10,870
       02/28/97        $11,979                $10,795
       03/31/97        $11,903                $10,713
       04/30/97        $11,925                $10,653
       05/31/97        $12,033                $10,904
       06/30/97        $12,170                $11,029
       07/31/97        $12,222                $10,988
       08/31/97        $12,188                $10,975
       09/30/97        $12,415                $11,218
       10/31/97        $12,336                $11,456
       11/30/97        $12,390                $11,319
       12/31/97        $12,474                $11,306
       01/31/98        $12,587                $11,419
       02/28/98        $12,716                $11,504
       03/31/98        $12,769                $11,417
       04/30/98        $12,779                $11,593
       05/31/98        $12,743                $11,643
       06/30/98        $12,706                $11,676
       07/31/98        $12,731                $11,707
       08/31/98        $12,013                $12,030
       09/30/98        $12,630                $12,658
       10/31/98        $12,968                $12,942
       11/30/98        $13,104                $12,796
       12/31/98        $13,130                $13,036
       01/31/99        $13,030                $12,929
       02/28/99        $12,703                $12,497
       03/31/99        $12,955                $12,529
       04/30/99        $13,272                $12,525
       05/31/99        $12,875                $12,305
       06/30/99        $12,836                $12,099
       07/31/99        $12,880                $12,365
       08/31/99        $12,790                $12,397
       09/30/99        $13,003                $12,576
       10/31/99        $13,015                $12,561
       11/30/99        $12,874                $12,411
       12/31/99        $13,055                $12,375
       01/31/00        $12,793                $12,132
       02/29/00        $12,941                $12,071
       03/31/00        $13,057                $12,422
       04/30/00        $12,721                $12,044
       05/31/00        $12,629                $12,132
       06/30/00        $13,081                $12,427
       07/31/00        $13,058                $12,232
       08/31/00        $12,998                $12,144
       09/30/00        $12,939                $12,120
       10/31/00        $12,699                $11,976

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS C
--------------------------------------------------------------------------------
1-Year                                                                   -4.33%
5-Year                                                                   +3.34%
Since Inception (5/1/95)                                                 +4.44%

30              Past performance does not guarantee future results.

ADVISOR CLASS (11/1/90 - 10/31/00)**

                                  [LINE CHART]

This graph compares the performance of Franklin Global Government Income Fund-Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index from 11/1/90-10/31/00.

     Date           Franklin Global      JP Morgan Global
                Government Income Fund    Government Bond
                       - Advisor               Index
------------------------------------------------------------
   11/01/90             $10,000               $10,000
   11/30/90             $10,176               $10,176
   12/31/90             $10,256               $10,289
   01/31/91             $10,381               $10,523
   02/28/91             $10,674               $10,532
   03/31/91             $10,475               $10,202
   04/30/91             $10,637               $10,229
   05/31/91             $10,767               $10,335
   06/30/91             $10,678               $10,197
   07/31/91             $10,892               $10,412
   08/31/91             $10,956               $10,628
   09/30/91             $11,247               $11,016
   10/31/91             $11,402               $11,125
   11/30/91             $11,386               $11,306
   12/31/91             $11,715               $11,817
   01/31/92             $11,687               $11,645
   02/29/92             $11,698               $11,612
   03/31/92             $11,683               $11,504
   04/30/92             $11,795               $11,600
   05/31/92             $12,048               $11,930
   06/30/92             $12,033               $12,255
   07/31/92             $12,134               $12,526
   08/31/92             $12,050               $12,859
   09/30/92             $11,504               $12,847
   10/31/92             $11,714               $12,525
   11/30/92             $11,477               $12,304
   12/31/92             $11,686               $12,419
   01/31/93             $11,856               $12,630
   02/28/93             $12,082               $12,834
   03/31/93             $12,519               $13,031
   04/30/93             $12,888               $13,269
   05/31/93             $13,091               $13,358
   06/30/93             $13,040               $13,364
   07/31/93             $13,002               $13,370
   08/31/93             $13,324               $13,765
   09/30/93             $13,301               $13,911
   10/31/93             $13,686               $13,904
   11/30/93             $13,368               $13,803
   12/31/93             $13,863               $13,944
   01/31/94             $14,138               $14,075
   02/28/94             $13,708               $13,920
   03/31/94             $13,138               $13,856
   04/30/94             $13,130               $13,843
   05/31/94             $13,227               $13,730
   06/30/94             $12,569               $13,893
   07/31/94             $12,746               $14,024
   08/31/94             $12,879               $13,987
   09/30/94             $12,854               $14,056
   10/31/94             $12,918               $14,267
   11/30/94             $12,902               $14,087
   12/31/94             $12,788               $14,119
   01/31/95             $12,707               $14,405
   02/28/95             $12,888               $14,776
   03/31/95             $13,154               $15,528
   04/30/95             $13,471               $15,775
   05/31/95             $13,825               $16,215
   06/30/95             $13,876               $16,317
   07/31/95             $13,994               $16,394
   08/31/95             $14,030               $15,938
   09/30/95             $14,342               $16,297
   10/31/95             $14,551               $16,457
   11/30/95             $14,780               $16,641
   12/31/95             $15,099               $16,847
   01/31/96             $15,134               $16,674
   02/29/96             $14,883               $16,577
   03/31/96             $14,938               $16,552
   04/30/96             $15,101               $16,491
   05/31/96             $15,210               $16,508
   06/30/96             $15,430               $16,651
   07/31/96             $15,448               $16,958
   08/31/96             $15,689               $17,029
   09/30/96             $15,969               $17,122
   10/31/96             $16,269               $17,461
   11/30/96             $16,684               $17,711
   12/31/96             $16,723               $17,587
   01/31/97             $16,628               $17,147
   02/28/97             $16,569               $17,029
   03/31/97             $16,473               $16,900
   04/30/97             $16,534               $16,805
   05/31/97             $16,673               $17,202
   06/30/97             $16,873               $17,398
   07/31/97             $16,954               $17,333
   08/31/97             $16,915               $17,313
   09/30/97             $17,240               $17,697
   10/31/97             $17,140               $18,072
   11/30/97             $17,224               $17,855
   12/31/97             $17,350               $17,836
   01/31/98             $17,518               $18,014
   02/28/98             $17,707               $18,147
   03/31/98             $17,814               $18,011
   04/30/98             $17,837               $18,289
   05/31/98             $17,774               $18,367
   06/30/98             $17,756               $18,419
   07/31/98             $17,801               $18,468
   08/31/98             $16,808               $18,978
   09/30/98             $17,658               $19,969
   10/31/98             $18,140               $20,416
   11/30/98             $18,318               $20,185
   12/31/98             $18,364               $20,565
   01/31/99             $18,254               $20,396
   02/28/99             $17,804               $19,715
   03/31/99             $18,168               $19,764
   04/30/99             $18,624               $19,758
   05/31/99             $18,076               $19,411
   06/30/99             $18,031               $19,086
   07/31/99             $18,103               $19,506
   08/31/99             $17,965               $19,557
   09/30/99             $18,296               $19,839
   10/31/99             $18,324               $19,815
   11/30/99             $18,133               $19,579
   12/31/99             $18,398               $19,522
   01/31/00             $18,015               $19,138
   02/29/00             $18,258               $19,042
   03/31/00             $18,432               $19,596
   04/30/00             $17,965               $19,000
   05/31/00             $17,845               $19,139
   06/30/00             $18,495               $19,604
   07/31/00             $18,472               $19,296
   08/31/00             $18,398               $19,157
   09/30/00             $18,327               $19,119
   10/31/00             $17,967               $18,892


AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                                   -1.94%
5-Year                                                                   +4.31%
10-Year                                                                  +6.03%
Since Inception (3/15/88)                                                +6.25%


*Source: Standard and Poor's Micropal. The index comprises 13 markets, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the U.K. and the U.S. Each country's weight is determined by the total market capitalization in $US of all the bonds in that country's traded index. The J.P. Morgan Global Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. The index is unhedged and expressed in terms of $US.


**Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable that class.


Past performance does not guarantee future results.                          31

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

FUND CATEGORY
[PYRAMID GRAPH]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------

During the 12 months under review, the U.S. economy showed signs of moderating, principally due to the Federal Reserve Board's (the Fed's) raising the federal funds target rate to 6.5%. Third quarter 2000 gross domestic product (GDP) registered an annualized 2.4% pace, much slower than the 8.3% growth rate reported in the fourth quarter of 1999. Inflation remained relatively subdued, although perking up a little, as increasing productivity offset higher energy prices and other inflationary pressures.

In general, interest rates fell during the period, especially since May, when investors felt the Fed was no longer raising short-term rates. The Treasury bond yield curve became inverted in January, when short-term securities started to offer higher rates than long-term bonds, suggesting that an economic slowdown might be forthcoming. Toward the end of the period, it began to dis-invert, as yields on 30-year Treasury bonds rose above those of 10-year Treasury notes. However, on October 31, 2000, the 6-month Treasury bill had the highest yield, 6.40%.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 60.

Toward the end of the reporting period, investors reached for the yields offered by non- Treasury securities, reflecting an increased likelihood that the Fed would remain on hold, leading to strong performances for mortgages and agency debentures. Fifteen-year Fannie Mae (FNMA or Federal National Mortgage Association) and Ginnie Mae (GNMA or Government National Mortgage Association) pass-throughs outperformed comparable Treasuries during the period. A contributing factor to the overall strong performance of agency debentures and mortgages was the decline in interest in the political debate surrounding Government Sponsored Enterprises (GSEs), such as Fannie Mae and Freddie Mac (FHLMC or Federal Home Loan Mortgage Corporation). Congress had been discussing whether to alter the government's future relationship with these GSEs. However, time has pretty well run out for Congress to make any changes in Fannie Mae and Freddie Mac's GSE status this year, and we expect little news along these lines in the near future, although at some point it will most likely be revisited.

Franklin Short-Intermediate U.S. Government Securities Fund continued to emphasize shorter-term mortgage pass-throughs backed by government agencies during the period. In our opinion, 15-year pass-throughs and 7-year balloon pass-throughs provided strong yields, with relatively short average lives, to help us control the portfolio's interest-rate sensitivity. Short- and intermediate-term agency debentures provided the portfolio with diversification and additional liquidity, while also offering higher yields than similar Treasuries. We believe that, over time, this yield advantage will lead to superior performance. In the fixed income universe, long-term total return is highly dependent on income and yield accrual, as opposed to price appreciation.


PORTFOLIO BREAKDOWN

[PIE CHART]

Franklin Short-Intermediate U.S.
Government Securities Fund
Based on Total Net Assets
10/31/00

Mortgage-Backed Securities      57.0%
Agency Notes                    40.9%
Short-Term Investments &
  Other Net Assets               2.1%

Looking forward, we are optimistic about the future of Franklin Short-Intermediate U.S. Government Securities Fund. With the Fed holding rates steady and possibly lowering them sometime in 2001, the environment is supportive for mortgage-backed securities and agency bonds. We will continue to favor an overweight position in agency mortgages. In our opinion, these bonds offer much of the yield advantage of lower-rated securities, but they also provide superior credit quality and liquidity.


/s/ ROGER A. BAYSTON

Roger A. Bayston
Portfolio Manager
Franklin Short-Intermediate
U.S. Government Securities Fund

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------
34

DIVIDEND DISTRIBUTIONS*
Franklin Short-Intermediate U.S. Government Securities Fund
11/1/99 - 10/31/00

                                                     DIVIDEND PER SHARE
                                           ------------------------------------
MONTH                                         CLASS A                 ADVISOR
-------------------------------------------------------------------------------
November                                    4.30 cents              4.40 cents
December                                    7.31 cents**            7.39 cents**
January                                     4.70 cents              4.76 cents
February                                    4.70 cents              4.77 cents
March                                       4.70 cents              4.79 cents
April                                       4.70 cents              4.79 cents
May                                         4.70 cents              4.78 cents
June                                        4.70 cents              4.77 cents
July                                        4.70 cents              4.77 cents
August                                      4.80 cents              4.88 cents
September                                   4.85 cents              4.94 cents
October                                     4.85 cents              4.94 cents
-------------------------------------------------------------------------------
TOTAL                                      59.01 CENTS             59.98 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

**Includes an additional 3.01 cent distribution to meet excise tax requirements.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE SUMMARY AS OF 10/31/00

One-year total return represents the change in value of an investment for the period indicated and does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
One-Year Total Return               +5.86%
Net Asset Value (NAV)               $10.09 (10/31/00)     $10.11 (10/31/99)
Change in NAV                       -$0.02
Distributions (11/1/99-10/31/00)    Dividend Income       $0.5901

ADVISOR CLASS
One-Year Total Return               +5.97%
Net Asset Value (NAV)               $10.08 (10/31/00)     $10.10 (10/31/99)
Change in NAV                       -$0.02
Distributions (11/1/99-10/31/00)    Dividend Income       $0.5998


CLASS A: Subject to the maximum 2.25% initial sales charge. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total return.

36                 Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 9/30/00

                                                                      INCEPTION
CLASS A                               1-YEAR   5-YEAR     10-YEAR     (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.70%   +28.72%    +81.77%     +134.04%
Average Annual Total Return(2)        +3.35%    +4.70%     +5.92%       +6.34%

                                                                      INCEPTION
ADVISOR CLASS(3)                      1-YEAR   5-YEAR     10-YEAR     (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)            +5.70%   +29.01%    +82.19%     +134.58%
Average Annual Total Return(2)        +5.70%    +5.23%     +6.18%       +6.54%

AS OF 10/31/00

SHARE CLASS                                                   A         ADVISOR
--------------------------------------------------------------------------------
Distribution Rate(4)                                        5.64%        5.88%
30-Day Standardized Yield(5)                                5.82%        6.05%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +21.10% and +5.24%.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (net asset value for Advisor Class) per share on 10/31/00.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/00.


Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.                          37

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested interest. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of inflation.

CLASS A (11/1/90-10/31/00)

                                  [LINE GRAPH]

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and CPI from 11/1/90-10/31/00.

Date                 Franklin Short-Intermediate     Lehman Brothers Short U.S.        CPI
                     U.S. Government Securities       Treasury 1-5 Year Index
                         Fund - Class A
--------------------------------------------------------------------------------------------
      11/01/1990        $9,770                        $10,000                        $10,000
      11/30/1990        $9,868             1.15%      $10,115            0.22%       $10,022
      12/31/1990        $9,990             1.29%      $10,245            0.00%       $10,022
      01/31/1991       $10,070             0.98%      $10,346            0.60%       $10,082
      02/28/1991       $10,130             0.60%      $10,408            0.15%       $10,097
      03/31/1991       $10,191             0.62%      $10,472            0.15%       $10,112
      04/30/1991       $10,283             1.02%      $10,579            0.15%       $10,128
      05/31/1991       $10,335             0.59%      $10,642            0.30%       $10,158
      06/30/1991       $10,360             0.24%      $10,667            0.29%       $10,187
      07/31/1991       $10,447             1.00%      $10,774            0.15%       $10,203
      08/31/1991       $10,594             1.65%      $10,952            0.29%       $10,232
      09/30/1991       $10,712             1.36%      $11,101            0.44%       $10,277
      10/31/1991       $10,831             1.17%      $11,231            0.15%       $10,293
      11/30/1991       $10,930             1.13%      $11,357            0.29%       $10,323
      12/31/1991       $11,194             1.93%      $11,577            0.07%       $10,330
      01/31/1992       $11,039            -0.51%      $11,518            0.15%       $10,345
      02/29/1992       $11,065             0.26%      $11,548            0.36%       $10,383
      03/31/1992       $11,012            -0.24%      $11,520            0.51%       $10,435
      04/30/1992       $11,109             0.97%      $11,632            0.14%       $10,450
      05/31/1992       $11,270             1.22%      $11,773            0.14%       $10,465
      06/30/1992       $11,444             1.30%      $11,927            0.36%       $10,502
      07/31/1992       $11,686             1.56%      $12,113            0.21%       $10,524
      08/31/1992       $11,807             1.01%      $12,235            0.28%       $10,554
      09/30/1992       $12,013             1.21%      $12,383            0.28%       $10,583
      10/31/1992       $11,819            -1.00%      $12,259            0.35%       $10,621
      11/30/1992       $11,748            -0.34%      $12,217            0.14%       $10,635
      12/31/1992       $11,937             1.12%      $12,354           -0.07%       $10,628
      01/31/1993       $12,159             1.58%      $12,549            0.49%       $10,680
      02/28/1993       $12,371             1.17%      $12,696            0.35%       $10,717
      03/31/1993       $12,422             0.34%      $12,739            0.35%       $10,755
      04/30/1993       $12,496             0.76%      $12,836            0.28%       $10,785
      05/31/1993       $12,454            -0.34%      $12,793            0.14%       $10,800
      06/30/1993       $12,616             1.08%      $12,931            0.14%       $10,815
      07/31/1993       $12,633             0.18%      $12,954            0.00%       $10,815
      08/31/1993       $12,826             1.20%      $13,110            0.28%       $10,846
      09/30/1993       $12,866             0.33%      $13,153            0.21%       $10,868
      10/31/1993       $12,888             0.24%      $13,184            0.41%       $10,913
      11/30/1993       $12,814            -0.22%      $13,155            0.07%       $10,920
      12/31/1993       $12,862             0.40%      $13,208            0.00%       $10,920
      01/31/1994       $12,993             0.83%      $13,318            0.27%       $10,950
      02/28/1994       $12,796            -1.02%      $13,182            0.34%       $10,987
      03/31/1994       $12,623            -0.98%      $13,053            0.34%       $11,025
      04/30/1994       $12,522            -0.58%      $12,977            0.14%       $11,040
      05/31/1994       $12,532             0.11%      $12,991            0.07%       $11,048
      06/30/1994       $12,530             0.15%      $13,011            0.34%       $11,085
      07/31/1994       $12,678             1.09%      $13,152            0.27%       $11,115
      08/31/1994       $12,706             0.31%      $13,193            0.40%       $11,160
      09/30/1994       $12,621            -0.54%      $13,122            0.27%       $11,190
      10/31/1994       $12,638             0.13%      $13,139            0.07%       $11,198
      11/30/1994       $12,568            -0.50%      $13,073            0.13%       $11,212
      12/31/1994       $12,585             0.23%      $13,103            0.00%       $11,212
      01/31/1995       $12,768             1.52%      $13,303            0.40%       $11,257
      02/28/1995       $12,965             1.69%      $13,527            0.40%       $11,302
      03/31/1995       $13,034             0.56%      $13,603            0.33%       $11,339
      04/30/1995       $13,146             1.03%      $13,743            0.33%       $11,377
      05/31/1995       $13,401             2.30%      $14,059            0.20%       $11,400
      06/30/1995       $13,475             0.60%      $14,144            0.20%       $11,422
      07/31/1995       $13,511             0.22%      $14,175            0.00%       $11,422
      08/31/1995       $13,585             0.68%      $14,271            0.26%       $11,452
      09/30/1995       $13,647             0.56%      $14,351            0.20%       $11,475
      10/31/1995       $13,763             0.97%      $14,490            0.33%       $11,513
      11/30/1995       $13,878             1.04%      $14,641           -0.07%       $11,505
      12/31/1995       $13,981             0.87%      $14,768           -0.07%       $11,497
      01/31/1996       $14,071             0.91%      $14,903            0.59%       $11,565
      02/29/1996       $14,013            -0.69%      $14,800            0.32%       $11,602
      03/31/1996       $13,982            -0.32%      $14,753            0.52%       $11,662
      04/30/1996       $13,978            -0.09%      $14,739            0.39%       $11,707
      05/31/1996       $13,989             0.07%      $14,750            0.19%       $11,730
      06/30/1996       $14,096             0.85%      $14,875            0.06%       $11,737
      07/31/1996       $14,134             0.35%      $14,927            0.19%       $11,759
      08/31/1996       $14,173             0.26%      $14,966            0.19%       $11,781
      09/30/1996       $14,296             1.08%      $15,128            0.32%       $11,819
      10/31/1996       $14,447             1.37%      $15,335            0.32%       $11,857
      11/30/1996       $14,570             0.93%      $15,477            0.19%       $11,879
      12/31/1996       $14,539            -0.25%      $15,439            0.00%       $11,879
      01/31/1997       $14,593             0.44%      $15,507            0.32%       $11,917
      02/28/1997       $14,619             0.18%      $15,535            0.31%       $11,954
      03/31/1997       $14,587            -0.31%      $15,486            0.25%       $11,984
      04/30/1997       $14,700             0.96%      $15,635            0.12%       $11,999
      05/31/1997       $14,798             0.72%      $15,748           -0.06%       $11,991
      06/30/1997       $14,897             0.77%      $15,869            0.12%       $12,006
      07/31/1997       $15,069             1.47%      $16,102            0.12%       $12,020
      08/31/1997       $15,066            -0.13%      $16,081            0.19%       $12,043
      09/30/1997       $15,181             0.91%      $16,228            0.25%       $12,073
      10/31/1997       $15,296             0.95%      $16,382            0.25%       $12,103
      11/30/1997       $15,308             0.20%      $16,415           -0.06%       $12,096
      12/31/1997       $15,425             0.75%      $16,538           -0.12%       $12,081
      01/31/1998       $15,587             1.18%      $16,733            0.19%       $12,104
      02/28/1998       $15,584            -0.04%      $16,726            0.19%       $12,127
      03/31/1998       $15,626             0.33%      $16,781            0.19%       $12,150
      04/30/1998       $15,699             0.48%      $16,862            0.18%       $12,172
      05/31/1998       $15,772             0.60%      $16,963            0.18%       $12,194
      06/30/1998       $15,846             0.57%      $17,060            0.12%       $12,209
      07/31/1998       $15,920             0.43%      $17,133            0.12%       $12,224
      08/31/1998       $16,129             1.59%      $17,405            0.12%       $12,238
      09/30/1998       $16,355             1.89%      $17,734            0.12%       $12,253
      10/31/1998       $16,426             0.41%      $17,807            0.24%       $12,282
      11/30/1998       $16,386            -0.27%      $17,759            0.00%       $12,282
      12/31/1998       $16,435             0.34%      $17,819           -0.06%       $12,275
      01/31/1999       $16,500             0.42%      $17,894            0.24%       $12,304
      02/28/1999       $16,359            -0.90%      $17,733            0.12%       $12,319
      03/31/1999       $16,456             0.70%      $17,857            0.30%       $12,356
      04/30/1999       $16,490             0.29%      $17,909            0.73%       $12,446
      05/31/1999       $16,411            -0.34%      $17,848            0.00%       $12,446
      06/30/1999       $16,445             0.29%      $17,900            0.00%       $12,446
      07/31/1999       $16,430             0.22%      $17,939            0.30%       $12,484
      08/31/1999       $16,468             0.28%      $17,990            0.24%       $12,514
      09/30/1999       $16,620             0.71%      $18,117            0.48%       $12,574
      10/31/1999       $16,674             0.17%      $18,148            0.18%       $12,596
      11/30/1999       $16,695             0.11%      $18,168            0.06%       $12,604
      12/31/1999       $16,684            -0.06%      $18,157            0.00%       $12,604
      01/31/2000       $16,612            -0.18%      $18,125            0.30%       $12,642
      02/29/2000       $16,741             0.71%      $18,253            0.59%       $12,716
      03/31/2000       $16,854             0.86%      $18,410            0.82%       $12,821
      04/30/2000       $16,883             0.10%      $18,429            0.06%       $12,828
      05/31/2000       $16,878             0.42%      $18,506            0.12%       $12,844
      06/30/2000       $17,129             1.24%      $18,735            0.52%       $12,910
      07/31/2000       $17,227             0.64%      $18,855            0.23%       $12,940
      08/31/2000       $17,396             0.87%      $19,019            0.00%       $12,940
      09/30/2000       $17,566             0.81%      $19,173            0.52%       $13,007
      10/31/2000       $17,650             0.58%      $19,285            0.17%       $13,030

AVERAGE ANNUAL TOTAL RETURN
10/31/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                   +3.50%
5-Year                                                                   +4.62%
10-Year                                                                  +5.85%
Since Inception (4/15/87)                                                +6.34%

38                      Past performance does not guarantee future results.

ADVISOR CLASS (11/1/90-10/31/00)**

                                  [LINE GRAPH]

This graph compares the performance of Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index and CPI from 11/1/90-10/31/00.

  Date                        Franklin Short-Intermediate    Lehman Brothers Short U.S.          CPI
                              U.S. Government Securities      Treasury 1-5 Year Index
                                 Fund - Advisor Class
-------------------------------------------------------------------------------------------------------------
      11/01/1990                  $10,000                        $10,000                       $10,000
      11/30/1990                  $10,100             1.15%      $10,115           0.22%       $10,022
      12/31/1990                  $10,225             1.29%      $10,245           0.00%       $10,022
      01/31/1991                  $10,306             0.98%      $10,346           0.60%       $10,082
      02/28/1991                  $10,368             0.60%      $10,408           0.15%       $10,097
      03/31/1991                  $10,431             0.62%      $10,472           0.15%       $10,112
      04/30/1991                  $10,525             1.02%      $10,579           0.15%       $10,128
      05/31/1991                  $10,578             0.59%      $10,642           0.30%       $10,158
      06/30/1991                  $10,604             0.24%      $10,667           0.29%       $10,187
      07/31/1991                  $10,692             1.00%      $10,774           0.15%       $10,203
      08/31/1991                  $10,843             1.65%      $10,952           0.29%       $10,232
      09/30/1991                  $10,964             1.36%      $11,101           0.44%       $10,277
      10/31/1991                  $11,086             1.17%      $11,231           0.15%       $10,293
      11/30/1991                  $11,187             1.13%      $11,357           0.29%       $10,323
      12/31/1991                  $11,457             1.93%      $11,577           0.07%       $10,330
      01/31/1992                  $11,299            -0.51%      $11,518           0.15%       $10,345
      02/29/1992                  $11,325             0.26%      $11,548           0.36%       $10,383
      03/31/1992                  $11,271            -0.24%      $11,520           0.51%       $10,435
      04/30/1992                  $11,370             0.97%      $11,632           0.14%       $10,450
      05/31/1992                  $11,535             1.22%      $11,773           0.14%       $10,465
      06/30/1992                  $11,713             1.30%      $11,927           0.36%       $10,502
      07/31/1992                  $11,960             1.56%      $12,113           0.21%       $10,524
      08/31/1992                  $12,084             1.01%      $12,235           0.28%       $10,554
      09/30/1992                  $12,295             1.21%      $12,383           0.28%       $10,583
      10/31/1992                  $12,097            -1.00%      $12,259           0.35%       $10,621
      11/30/1992                  $12,024            -0.34%      $12,217           0.14%       $10,635
      12/31/1992                  $12,218             1.12%      $12,354          -0.07%       $10,628
      01/31/1993                  $12,445             1.58%      $12,549           0.49%       $10,680
      02/28/1993                  $12,662             1.17%      $12,696           0.35%       $10,717
      03/31/1993                  $12,714             0.34%      $12,739           0.35%       $10,755
      04/30/1993                  $12,790             0.76%      $12,836           0.28%       $10,785
      05/31/1993                  $12,747            -0.34%      $12,793           0.14%       $10,800
      06/30/1993                  $12,913             1.08%      $12,931           0.14%       $10,815
      07/31/1993                  $12,930             0.18%      $12,954           0.00%       $10,815
      08/31/1993                  $13,128             1.20%      $13,110           0.28%       $10,846
      09/30/1993                  $13,169             0.33%      $13,153           0.21%       $10,868
      10/31/1993                  $13,191             0.24%      $13,184           0.41%       $10,913
      11/30/1993                  $13,115            -0.22%      $13,155           0.07%       $10,920
      12/31/1993                  $13,165             0.40%      $13,208           0.00%       $10,920
      01/31/1994                  $13,299             0.83%      $13,318           0.27%       $10,950
      02/28/1994                  $13,097            -1.02%      $13,182           0.34%       $10,987
      03/31/1994                  $12,919            -0.98%      $13,053           0.34%       $11,025
      04/30/1994                  $12,817            -0.58%      $12,977           0.14%       $11,040
      05/31/1994                  $12,827             0.11%      $12,991           0.07%       $11,048
      06/30/1994                  $12,824             0.15%      $13,011           0.34%       $11,085
      07/31/1994                  $12,976             1.09%      $13,152           0.27%       $11,115
      08/31/1994                  $13,004             0.31%      $13,193           0.40%       $11,160
      09/30/1994                  $12,917            -0.54%      $13,122           0.27%       $11,190
      10/31/1994                  $12,935             0.13%      $13,139           0.07%       $11,198
      11/30/1994                  $12,863            -0.50%      $13,073           0.13%       $11,212
      12/31/1994                  $12,881             0.23%      $13,103           0.00%       $11,212
      01/31/1995                  $13,069             1.52%      $13,303           0.40%       $11,257
      02/28/1995                  $13,270             1.69%      $13,527           0.40%       $11,302
      03/31/1995                  $13,341             0.56%      $13,603           0.33%       $11,339
      04/30/1995                  $13,455             1.03%      $13,743           0.33%       $11,377
      05/31/1995                  $13,716             2.30%      $14,059           0.20%       $11,400
      06/30/1995                  $13,792             0.60%      $14,144           0.20%       $11,422
      07/31/1995                  $13,828             0.22%      $14,175           0.00%       $11,422
      08/31/1995                  $13,905             0.68%      $14,271           0.26%       $11,452
      09/30/1995                  $13,968             0.56%      $14,351           0.20%       $11,475
      10/31/1995                  $14,086             0.97%      $14,490           0.33%       $11,513
      11/30/1995                  $14,204             1.04%      $14,641          -0.07%       $11,505
      12/31/1995                  $14,310             0.87%      $14,768          -0.07%       $11,497
      01/31/1996                  $14,402             0.91%      $14,903           0.59%       $11,565
      02/29/1996                  $14,342            -0.69%      $14,800           0.32%       $11,602
      03/31/1996                  $14,311            -0.32%      $14,753           0.52%       $11,662
      04/30/1996                  $14,306            -0.09%      $14,739           0.39%       $11,707
      05/31/1996                  $14,318             0.07%      $14,750           0.19%       $11,730
      06/30/1996                  $14,427             0.85%      $14,875           0.06%       $11,737
      07/31/1996                  $14,467             0.35%      $14,927           0.19%       $11,759
      08/31/1996                  $14,506             0.26%      $14,966           0.19%       $11,781
      09/30/1996                  $14,632             1.08%      $15,128           0.32%       $11,819
      10/31/1996                  $14,786             1.37%      $15,335           0.32%       $11,857
      11/30/1996                  $14,913             0.93%      $15,477           0.19%       $11,879
      12/31/1996                  $14,881            -0.25%      $15,439           0.00%       $11,879
      01/31/1997      0.44%       $14,946             0.44%      $15,507           0.32%       $11,917
      02/28/1997      0.18%       $14,973             0.18%      $15,535           0.31%       $11,954
      03/31/1997     -0.21%       $14,942            -0.31%      $15,486           0.25%       $11,984
      04/30/1997      0.78%       $15,058             0.96%      $15,635           0.12%       $11,999
      05/31/1997      0.67%       $15,159             0.72%      $15,748          -0.06%       $11,991
      06/30/1997      0.67%       $15,261             0.77%      $15,869           0.12%       $12,006
      07/31/1997      1.16%       $15,438             1.47%      $16,102           0.12%       $12,020
      08/31/1997     -0.01%       $15,436            -0.13%      $16,081           0.19%       $12,043
      09/30/1997      0.77%       $15,555             0.91%      $16,228           0.25%       $12,073
      10/31/1997      0.77%       $15,675             0.95%      $16,382           0.25%       $12,103
      11/30/1997      0.18%       $15,703             0.20%      $16,415          -0.06%       $12,096
      12/31/1997      0.77%       $15,824             0.75%      $16,538          -0.12%       $12,081
      01/31/1998      1.06%       $15,992             1.18%      $16,733           0.19%       $12,104
      02/28/1998     -0.01%       $15,990            -0.04%      $16,726           0.19%       $12,127
      03/31/1998      0.18%       $16,019             0.33%      $16,781           0.19%       $12,150
      04/30/1998      0.37%       $16,078             0.48%      $16,862           0.18%       $12,172
      05/31/1998      0.57%       $16,170             0.60%      $16,963           0.18%       $12,194
      06/30/1998      0.47%       $16,246             0.57%      $17,060           0.12%       $12,209
      07/31/1998      0.48%       $16,324             0.43%      $17,133           0.12%       $12,224
      08/31/1998      1.23%       $16,525             1.59%      $17,405           0.12%       $12,238
      09/30/1998      1.51%       $16,774             1.89%      $17,734           0.12%       $12,253
      10/31/1998      0.34%       $16,831             0.41%      $17,807           0.24%       $12,282
      11/30/1998     -0.23%       $16,793            -0.27%      $17,759           0.00%       $12,282
      12/31/1998      0.30%       $16,843             0.34%      $17,819          -0.06%       $12,275
      01/31/1999      0.41%       $16,912             0.42%      $17,894           0.24%       $12,304
      02/28/1999     -0.85%       $16,768            -0.90%      $17,733           0.12%       $12,319
      03/31/1999      0.61%       $16,871             0.70%      $17,857           0.30%       $12,356
      04/30/1999      0.21%       $16,906             0.29%      $17,909           0.73%       $12,446
      05/31/1999     -0.47%       $16,827            -0.34%      $17,848           0.00%       $12,446
      06/30/1999      0.21%       $16,862             0.29%      $17,900           0.00%       $12,446
      07/31/1999     -0.08%       $16,848             0.22%      $17,939           0.30%       $12,484
      08/31/1999      0.24%       $16,889             0.28%      $17,990           0.24%       $12,514
      09/30/1999      0.94%       $17,048             0.71%      $18,117           0.48%       $12,574
      10/31/1999      0.34%       $17,106             0.17%      $18,148           0.18%       $12,596
      11/30/1999      0.14%       $17,130             0.11%      $18,168           0.06%       $12,604
      12/31/1999     -0.06%       $17,119            -0.06%      $18,157           0.00%       $12,604
      01/31/2000     -0.42%       $17,047            -0.18%      $18,125           0.30%       $12,642
      02/29/2000      0.78%       $17,180             0.71%      $18,253           0.59%       $12,716
      03/31/2000      0.58%       $17,280             0.86%      $18,410           0.82%       $12,821
      04/30/2000      0.28%       $17,328             0.10%      $18,429           0.06%       $12,828
      05/31/2000     -0.02%       $17,325             0.42%      $18,506           0.12%       $12,844
      06/30/2000      1.50%       $17,585             1.24%      $18,735           0.52%       $12,910
      07/31/2000      0.58%       $17,687             0.64%      $18,855           0.23%       $12,940
      08/31/2000      0.99%       $17,862             0.87%      $19,019           0.00%       $12,940
      09/30/2000      0.89%       $18,021             0.81%      $19,173           0.52%       $13,007
      10/31/2000      0.59%       $18,126             0.58%      $19,285           0.17%       $13,030


AVERAGE ANNUAL TOTAL RETURN
10/31/00

ADVISOR CLASS**
--------------------------------------------------------------------------------
1-Year                                                                   +5.97%
5-Year                                                                   +5.17%
10-Year                                                                  +6.13%
Since Inception (4/15/87)                                                +6.54%

*Sources: Lehman Brothers; Standard and Poor's Micropal. The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch, in that order. All issues have between one and five years to maturity and an outstanding par value of at least $100 million for U.S. Government issues. All returns are market-value weighted inclusive of accrued interest. The Treasury Index includes all public obligations of the U.S. Treasury and excludes flower bonds and foreign-targeted issues. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

**Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.

Past performance does not guarantee future results.                          39

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                    CLASS A
                                                   ------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------
                                                      2000            1999            1998            1997             1996
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $  12.75        $  11.75        $  14.74        $  13.45        $  12.73
                                                   ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................           .75             .61             .62             .64             .61
 Net realized and unrealized gains (losses) .          3.08            1.03           (1.92)           2.15            1.39
                                                   ------------------------------------------------------------------------
Total from investment operations ............          3.83            1.64           (1.30)           2.79            2.00
                                                   ------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.65)           (.64)           (.65)           (.60)           (.60)
 Net realized gains .........................          --              --             (1.04)           (.90)           (.68)
                                                   ------------------------------------------------------------------------
Total distributions .........................          (.65)           (.64)          (1.69)          (1.50)          (1.28)
                                                   ------------------------------------------------------------------------
Net asset value, end of year ................      $  15.93        $  12.75        $  11.75        $  14.74        $  13.45
                                                   ========================================================================
Total return(a) .............................         30.51%          14.25%          (9.93%)         22.47%          16.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $159,130        $129,908        $170,569        $212,631        $130,951
Ratios to average net assets:
 Expenses ...................................          1.05%           1.05%            .98%           1.01%           1.02%
 Net investment income ......................          4.92%           4.92%           4.63%           4.81%           4.79%
Portfolio turnover rate .....................        177.02%         147.75%          79.17%         141.49%         129.83%


(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                    CLASS C
                                                   --------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------------------
                                                      2000           1999          1998            1997           1996
                                                   --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........       $ 12.70        $ 11.70        $ 14.68        $ 13.41        $ 12.71
                                                    -------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................           .64            .51            .51            .54            .51
 Net realized and unrealized gains (losses) .          3.06           1.04          (1.91)          2.13           1.40
                                                    -------------------------------------------------------------------
Total from investment operations ............          3.70           1.55          (1.40)          2.67           1.91
                                                    -------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.54)          (.55)          (.54)          (.50)          (.53)
 Net realized gains .........................          --             --            (1.04)          (.90)          (.68)
                                                    -------------------------------------------------------------------
Total distributions .........................          (.54)          (.55)         (1.58)         (1.40)         (1.21)
                                                    -------------------------------------------------------------------
Net asset value, end of year ................       $ 15.86        $ 12.70        $ 11.70        $ 14.68        $ 13.41
                                                    ===================================================================
Total return(a) .............................         29.54%         13.48%        (10.61%)        21.54%         15.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............       $35,525        $29,148        $41,533        $35,282        $10,861
Ratios to average net assets:
 Expenses ...................................          1.77%          1.80%          1.73%          1.74%          1.79%
 Net investment income ......................          4.21%          4.16%          3.93%          4.04%          4.00%
Portfolio turnover rate .....................        177.02%        147.75%         79.17%        141.49%        129.83%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.


                       See notes to financial statements.                    41

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

FRANKLIN CONVERTIBLE SECURITIES FUND                                                           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 2.5%
ENERGY MINERALS .6%
Chesapeake Energy Corp. ..........................................................            213,000        $ 1,198,125
                                                                                                             -----------
UTILITIES 1.9%
Enron Corp. ......................................................................             44,532          3,654,407
                                                                                                             -----------
TOTAL COMMON STOCKS (COST $2,563,169) ............................................                             4,852,532
                                                                                                             -----------

CONVERTIBLE PREFERRED STOCKS 44.0%
COMMERCIAL SERVICES 1.5%
United Rentals Trust I, 6.50%, cvt. pfd. .........................................            100,000          2,968,800
                                                                                                             -----------
COMMUNICATIONS 7.7%
Broadwing Inc., 6.75% cvt. pfd., B ...............................................             60,000          2,917,500
McLeodUSA Inc., 6.75%, cvt. pfd., A ..............................................              5,000          2,599,375
MediaOne Group Inc., 6.25%, cvt. pfd. (exchangeable into Vodafone AirTouch common)             47,575          4,424,475
Williams Communications Group Inc., 6.75%, cvt. pfd., 144A .......................             75,000          3,018,750
XO Communications Inc., 6.50%, cvt. pfd. .........................................             12,500          1,945,313
                                                                                                             -----------
                                                                                                              14,905,413
                                                                                                             -----------
CONSUMER SERVICES 5.1%
Cox Communications Inc., 7.00%, cvt. pfd. ........................................            125,000          7,312,500
Seagram Co. Ltd., 7.50%, cvt. pfd. (Canada) ......................................             50,000          2,625,000
                                                                                                             -----------
                                                                                                               9,937,500
                                                                                                             -----------
ENERGY MINERALS 5.8%
Enron Corp., 7.00%, cvt. pfd. (exchangeable into EOG Resources Inc. common) ......            100,000          3,418,750
Kerr-McGee Corp., 5.50%, cvt. pfd. (exchangeable into Devon Energy Corp. common) .             70,000          3,215,625
Newfield Financial Trust I, 6.50%, cvt. pfd. .....................................             80,200          4,731,800
                                                                                                             -----------
                                                                                                              11,366,175
                                                                                                             -----------
FINANCE 10.4%
Apartment Investment & Management Co., 8.00%, cvt. pfd., K .......................            100,000          2,656,250
Bank United Corp., 8.00%, cvt. pfd. ..............................................             80,000          5,420,000
CNB Capital Trust I, 6.00%, cvt. pfd. ............................................            100,000          3,525,000
IMC Global/Merrill Lynch, 6.25%, cvt. pfd., IGL ..................................            155,000          2,053,750
Metlife Capital Trust I, 8.00%, cvt. pfd. ........................................             50,000          4,381,250
Sovereign Bancorp Inc., 7.50%, cvt. pfd. .........................................             40,000          2,115,000
                                                                                                             -----------
                                                                                                              20,151,250
                                                                                                             -----------
INDUSTRIAL SERVICES 3.8%
AES Trust III, 6.75%, cvt. pfd. ..................................................             13,800          1,228,200
Calpine Capital Trust III, cvt. pfd., 144A .......................................             65,000          3,575,000
Weatherford International Inc., 5.00%, cvt. pfd. .................................             60,000          2,617,500
                                                                                                             -----------
                                                                                                               7,420,700
                                                                                                             -----------
RETAIL 2.3%
CVS Automatic Common Exchange Securities Trust, 6.00%, cvt. pfd. .................             50,000          4,500,000
                                                                                                             -----------
PROCESS INDUSTRIES 3.8%
Georgia-Pacific Corp., 7.50%, cvt. pfd. ..........................................            100,000          3,206,250
International Paper Co., 5.25%, cvt. pfd. ........................................            100,000          4,100,000
                                                                                                             -----------
                                                                                                               7,306,250
                                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

FRANKLIN CONVERTIBLE SECURITIES FUND                                                          SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (CONT.)

TRANSPORTATION 3.6%
Canadian National Railway Co., 5.25%, cvt. pfd. (Canada) .........................             75,000        $ 3,562,500
Union Pacific Capital Trust, 6.25%, cvt. pfd. ....................................             75,000          3,393,750
                                                                                                              ----------
                                                                                                               6,956,250
                                                                                                              ----------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $72,788,049) ...........................                            85,512,338
                                                                                                              ----------



                                                                                            PRINCIPAL
                                                                                            AMOUNT*
                                                                                            ---------
CONVERTIBLE BONDS 46.8%
COMMUNICATIONS 2.2%
Level 3 Communications Inc., cvt., 6.00%, 9/15/09 ................................        $ 2,000,000          1,867,500
Nextel Communications Inc, cvt., 144A, 5.25%, 1/15/10 ............................          3,000,000          2,497,500
                                                                                                              ----------
                                                                                                               4,365,000
                                                                                                              ----------
CONSUMER SERVICES 3.8%
Charter Communications Inc., cvt., 144A, 5.75%, 10/15/05 .........................          5,000,000          5,431,250
Jacor Communications Inc, cvt., zero cpn., 6/12/11 ...............................          2,000,000          1,920,000
                                                                                                              ----------
                                                                                                               7,351,250
                                                                                                              ----------
ELECTRONIC TECHNOLOGY 21.0%
Amkor Technology Inc., cvt., 5.75%, 5/01/03 ......................................          2,250,000          3,782,813
ASM Lithography Holding NV, cvt., 144A, 4.25%, 11/30/04 (Netherlands) ............          2,500,000          2,537,500
Conexant Systems Inc., cvt., 4.25%, 5/01/06 ......................................          1,500,000          1,957,500
Cypress Semiconductor Corp., cvt., 4.00%, 2/01/05 ................................          4,000,000          4,280,000
Efficient Networks Inc. cvt., 144A, 5.00%, 3/15/05 ...............................          3,500,000          2,314,375
Hewlett-Packard Co., cvt., zero cpn., 10/14/17 ...................................          3,500,000          2,480,625
Lam Research Corp., cvt., 5.00%, 9/01/02 .........................................          2,000,000          2,052,500
LSI Logic Corp., cvt., 4.25%, 3/15/04 ............................................          2,000,000          4,257,500
Sanmina Corp., cvt., 144A, 4.25%, 5/01/04 ........................................          1,000,000          2,584,030
SCI Systems Inc., cvt., 3.00%, 3/15/07 ...........................................          6,250,000          6,507,813
Siebel Systems Inc., cvt., 5.50%, 9/15/06 ........................................            250,000          1,171,250
Solectron Corp., cvt., zero cpn., 5/08/20 ........................................          5,000,000          3,248,899
Vitesse Semiconductor Corp., cvt., 4.00%, 3/15/05 ................................          1,000,000            878,749
Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 ..........................          3,250,000          2,855,937
                                                                                                              ----------
                                                                                                              40,909,491
                                                                                                              ----------
FINANCE 5.4%
Equity Office Properties Trust, cvt., 144A, 7.25%, 11/15/08 ......................          3,750,000          3,754,688
JMH Finance Ltd., cvt., 144A, 4.75%, 9/06/07 .....................................          3,500,000          3,565,625
Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ..............................          2,000,000          1,755,000
Providian Financial Corp., cvt., 3.25%, 8/15/05 ..................................          1,500,000          1,471,875
                                                                                                              ----------
                                                                                                              10,547,188
                                                                                                              ----------
HEALTH SERVICES 1.0%
Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 ...................................          2,650,000          1,990,813
                                                                                                              ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                          PRINCIPAL
 FRANKLIN CONVERTIBLE SECURITIES FUND                                                      AMOUNT*               VALUE
------------------------------------------------------------------------------------------------------------------------
 CONVERTIBLE BONDS (CONT.)
 HEALTH TECHNOLOGY 3.4%
 Inhale Therapeutic Systems Inc., cvt., 144A, 5.00%, 2/08/07 .....................        $ 1,000,000       $  1,392,500
 Roche Holdings Inc., cvt., 144A, zero cpn., 1/19/15 .............................          2,500,000          2,256,250
 Teva Pharmaceutical Industries Ltd., cvt., 144A 1.50%, 10/15/05 .................          3,000,000          2,996,250
                                                                                                             -----------
                                                                                                               6,645,000
                                                                                                             -----------
 PRODUCER MANUFACTURING 2.0%
 Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 ...........................          5,000,000          3,750,000
                                                                                                             -----------
 TECHNOLOGY SERVICES 8.0%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ...................          8,000,000         11,260,000
 BEA Systems Inc., cvt., 4.00%, 12/15/06 .........................................            500,000          1,092,500
 BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 ...................................          1,500,000          3,277,500
                                                                                                             -----------
                                                                                                              15,630,000
                                                                                                             -----------
 TOTAL CONVERTIBLE BONDS (COST $85,480,363) ......................................                            91,188,742
                                                                                                             -----------
 TOTAL LONG TERM INVESTMENTS (COST $160,831,581) 93.3% ...........................                           181,553,612
                                                                                                             -----------
(a)REPURCHASE AGREEMENT 2.7%
   Joint Repurchase Agreement, 6.563%, 11/01/00 (Maturity Value $5,263,323)
    (COST $5,262,364).............................................................          5,262,364          5,262,364
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Deutsche Bank Govt. Securities
      Dresdner Kleinwort Benson, North America LLC
      Lehman Brothers Inc.
      Nesbitt Burns Securities Inc.
      Paribas Corporation
      Societe Generale
      UBS Warburg
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                             -----------
 TOTAL INVESTMENTS (COST $166,093,945) 96.0% .....................................                           186,815,976
                                                                                                             -----------
 OTHER ASSETS, LESS LIABILITIES 4.0% .............................................                             7,839,120
                                                                                                             -----------
 NET ASSETS 100.0% ...............................................................                          $194,655,096
                                                                                                            ============


*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.


44                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights


FRANKLIN EQUITY INCOME FUND

                                                                                    CLASS A
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------
                                                        2000            1999           1998             1997          1996
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $  19.20        $  19.93        $  19.31        $  16.41      $  15.19
                                                     ----------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................             .53             .58             .64             .64           .64
 Net realized and unrealized gains ..........            1.89             .36            1.42            3.23          1.63
                                                     ----------------------------------------------------------------------
Total from investment operations ............            2.42             .94            2.06            3.87          2.27
                                                     ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.52)           (.60)           (.65)           (.64)         (.65)
 Net realized gains .........................           (1.28)          (1.07)           (.79)           (.33)         (.40)
Total distributions .........................           (1.80)          (1.67)          (1.44)           (.97)        (1.05)
                                                     ----------------------------------------------------------------------
Net asset value, end of year ................        $  19.82        $  19.20        $  19.93        $  19.31      $  16.41
                                                     ======================================================================
Total return(a) .............................           14.05%           4.90%          10.96%          24.40%        15.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $344,671        $385,968        $428,228        $352,555      $246,952
Ratios to average net assets:
 Expenses ...................................            1.04%            .94%            .94%            .97%          .98%
 Net investment income ......................            2.94%           2.95%           3.20%           3.62%         4.11%
Portfolio turnover rate .....................           69.75%          50.20%          30.65%          29.04%        24.15%


(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                CLASS B
                                                     ----------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                     ----------------------------
                                                        2000              1999(d)
                                                     ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $   19.16          $   19.37
                                                     ----------------------------
Income from investment operations:
 Net investment income(b) ...................              .39                .33
 Net realized and unrealized losses .........             1.88               (.16)
                                                     ----------------------------
Total from investment operations ............             2.27                .17
                                                     ----------------------------
Less distributions from:
 Net investment income ......................             (.39)              (.38)
 Net realized gains .........................            (1.28)              --
                                                     ----------------------------
Total distributions .........................            (1.67)              (.38)
                                                     ----------------------------
Net asset value, end of year ................        $   19.76          $   19.16
                                                     ============================
Total return(a) .............................            13.17%               .86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $   4,509          $   2,493
Ratios to average net assets:
 Expenses ...................................             1.78%              1.69%(c)
 Net investment income ......................             2.18%              2.03%(c)
Portfolio turnover rate .....................            69.75%             50.20%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding.

(c)Annualized.

(d)For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)


FRANKLIN EQUITY INCOME FUND (CONT.)

                                                                                    CLASS C
                                                     -------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                     -------------------------------------------------------------
                                                         2000         1999         1998         1997          1996
                                                     -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $  19.14      $ 19.88      $ 19.26      $ 16.38      $  15.19
                                                     -------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ...................             .40          .43          .50          .50           .52
 Net realized and unrealized gains ..........            1.89          .36         1.41         3.22          1.63
                                                     -------------------------------------------------------------
Total from investment operations ............            2.29          .79         1.91         3.72          2.15
                                                     -------------------------------------------------------------
Less distributions from:
 Net investment income ......................            (.38)        (.46)        (.50)        (.51)         (.56)
 Net realized gains .........................           (1.28)       (1.07)        (.79)        (.33)         (.40)
                                                     -------------------------------------------------------------
Total distributions .........................           (1.66)       (1.53)       (1.29)        (.84)         (.96)
                                                     -------------------------------------------------------------
Net asset value, end of year ................        $  19.77      $ 19.14      $ 19.88      $ 19.26      $  16.38
                                                     =============================================================
Total return(a) .............................           13.26%        4.11%       10.16%       23.40%        14.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $ 73,387      $82,353      $81,078      $45,277      $ 18,227
Ratios to average net assets:
 Expenses ...................................            1.78%        1.69%        1.69%        1.72%         1.73%
 Net investment income ......................            2.20%        2.20%        2.45%        2.78%         3.33%
Portfolio turnover rate .....................           69.75%       50.20%       30.65%       29.04%        24.15%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.


                        See notes to financial statements.                   47

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000




FRANKLIN EQUITY INCOME FUND                                                                    SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 82.1%
COMMERCIAL SERVICES 1.5%
The McGraw-Hill Cos. Inc. ........................................................             99,000        $ 6,354,563
                                                                                                             -----------
COMMUNICATIONS 9.9%
ALLTELL Corp. ....................................................................             75,000          4,832,813
AT&T Corp. .......................................................................            184,250          4,272,297
SBC Communications Inc. ..........................................................            237,000         13,671,938
Sprint Corp. (FON Group) .........................................................            225,000          5,737,500
Verizon Communications ...........................................................            236,950         13,698,672
                                                                                                             -----------
                                                                                                              42,213,220
                                                                                                             -----------
CONSUMER DURABLES 1.8%
Ford Motor Co. ...................................................................            106,638          2,785,918
Mattel Inc. ......................................................................            200,000          2,587,500
Maytag Corp. .....................................................................             85,000          2,433,125
                                                                                                             -----------
                                                                                                               7,806,543
                                                                                                             -----------
CONSUMER NON-DURABLES 8.5%
General Mills Inc. ...............................................................            126,600          5,285,550
Kimberly-Clark Corp. .............................................................             90,000          5,940,000
PepsiCo Inc. .....................................................................             80,000          3,875,000
Philip Morris Cos. Inc. ..........................................................            178,200          6,526,575
Procter & Gamble Co. .............................................................             65,000          4,643,438
R.J. Reynolds Tobacco Holdings Inc. ..............................................            156,700          5,602,025
UST Inc. .........................................................................            157,500          3,976,875
                                                                                                             -----------
                                                                                                              35,849,463
                                                                                                             -----------
CONSUMER SERVICES 3.8%
Carnival Corp. ...................................................................            160,000          3,970,000
Gannett Co. Inc. .................................................................             75,000          4,350,000
H & R Block Inc. .................................................................            120,000          4,282,500
Harcourt General Inc. ............................................................             61,500          3,447,075
                                                                                                             -----------
                                                                                                              16,049,575
                                                                                                             -----------
ELECTRONIC TECHNOLOGY 6.2%
Diebold Inc. .....................................................................            190,000          4,940,000
Motorola Inc. ....................................................................            214,200          5,341,613
PerkinElmer Inc. .................................................................             73,000          8,723,500
Raytheon Co., B ..................................................................            137,800          4,711,038
Rockwell International Corp. .....................................................             62,500          2,457,031
                                                                                                             -----------
                                                                                                              26,173,182
                                                                                                             -----------
ENERGY MINERALS 6.0%
Chevron Corp. ....................................................................             43,900          3,605,288
Conoco Inc., B ...................................................................            264,131          7,181,062
Exxon Mobil Corp. ................................................................             62,717          5,593,572
Petroleo Brasileiro SA (Petrobras), ADR ..........................................            140,100          4,071,656
Texaco Inc. ......................................................................             80,000          4,725,000
                                                                                                             -----------
                                                                                                              25,176,578
                                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


FRANKLIN EQUITY INCOME FUND                                                                    SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCE 14.0%
Arthur J. Gallagher & Co. ........................................................            101,800        $ 6,426,125
Bank of America Corp. ............................................................             95,000          4,565,938
Fannie Mae .......................................................................             76,500          5,890,500
Fleet Boston Financial Corp. .....................................................            204,915          7,786,770
J.P. Morgan & Co. Inc. ...........................................................             22,500          3,723,750
KeyCorp ..........................................................................            140,000          3,456,250
Lincoln National Corp. ...........................................................            139,000          6,724,125
National City Corp. ..............................................................             96,400          2,060,550
St. Paul Cos. Inc. ...............................................................             84,300          4,320,375
SunTrust Banks Inc. ..............................................................             60,000          2,928,750
Washington Mutual Inc. ...........................................................            128,000          5,632,000
Wells Fargo & Co. ................................................................            120,000          5,557,500
                                                                                                             -----------
                                                                                                              59,072,633
                                                                                                             -----------
HEALTH TECHNOLOGY 8.3%
Abbott Laboratories ..............................................................            177,500          9,374,219
American Home Products Corp. .....................................................             72,000          4,572,000
Baxter International Inc. ........................................................             37,500          3,082,031
Bristol-Myers Squibb Co. .........................................................            140,000          8,531,250
Glaxo Wellcome PLC, ADR (United Kingdom) .........................................             53,200          3,095,575
Johnson & Johnson ................................................................             48,000          4,053,500
Merck & Co., Inc. ................................................................             25,000          2,248,438
                                                                                                             -----------
                                                                                                              34,957,013
                                                                                                             -----------
NON-ENERGY MINERALS 1.0%
Weyerhaeuser Co. .................................................................             90,000          4,224,375
                                                                                                             -----------
PROCESS INDUSTRIES .6%
Dow Chemical Co. .................................................................             79,500          2,434,688
                                                                                                             -----------
PRODUCER MANUFACTURING 3.2%
Delphi Automotive Systems Corp. ..................................................            182,188          2,858,074
Emerson Electric Co. .............................................................             92,000          6,756,250
Masco Corp. ......................................................................            210,000          3,924,375
                                                                                                             -----------
                                                                                                              13,538,699
                                                                                                             -----------
REAL ESTATE 5.6%
Arden Realty Inc. ................................................................            155,000          3,720,000
Equity Office Properties Trust ...................................................            140,000          4,217,500
Equity Residential Properties Trust ..............................................            118,300          5,567,494
Glenborough Realty Trust Inc. ....................................................            144,000          2,313,000
MeriStar Hospitality Corp. .......................................................            170,000          3,251,250
Simon Property Group Inc. ........................................................            199,400          4,449,113
                                                                                                             -----------
                                                                                                              23,518,357
                                                                                                             -----------
RETAIL TRADE 2.2%
Home Depot Inc. ..................................................................             55,000          2,365,000
Sears, Roebuck & Co. .............................................................            120,000          3,567,600
Target Corp. .....................................................................            120,000          3,315,000
                                                                                                             -----------
                                                                                                               9,247,600
                                                                                                             -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)


FRANKLIN EQUITY INCOME FUND                                                                    SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TECHNOLOGY SERVICES 2.8%
Automatic Data Processing Inc. ...................................................             76,000       $  4,963,750
Electronic Data Systems Corp. ....................................................            150,000          7,040,625
                                                                                                            ------------
                                                                                                              12,004,375
                                                                                                            ------------
UTILITIES 6.7%
Constellation Energy Group Inc. ..................................................             85,500          3,564,281
Duke Energy Corp. ................................................................             50,000          4,321,875
Edison International .............................................................            250,000          5,968,750
MCN Energy Group Inc. ............................................................            180,000          4,432,500
National Fuel Gas Co. ............................................................             84,600          4,536,675
TXU Corp. ........................................................................            147,900          5,481,544
                                                                                                            ------------
                                                                                                              28,305,625
                                                                                                            ------------
TOTAL COMMON STOCKS (COST $273,204,780) ..........................................                           346,926,489
                                                                                                            ------------
CONVERTIBLE PREFERRED STOCKS 5.1%
COMMUNICATIONS 1.0%
MediaOne Group Inc., 7.00%, cvt. pfd. (exchangeable into Vodaphone AirTouch common)            98,400          4,077,450
                                                                                                            ------------
CONSUMER SERVICES .8%
Cox Communications Inc., 7.00%, cvt. pfd. ........................................             62,500          3,656,250
                                                                                                            ------------
FINANCE .9%
Metlife Capital Trust I, 8.00%, cvt. pfd. ........................................             45,000          3,943,125
                                                                                                            ------------
INDUSTRIAL SERVICES .6%
AES Trust III, 6.75%, cvt. pfd. ..................................................             26,800          2,385,200
                                                                                                            ------------
REAL ESTATE .3%
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ...............................             71,200          1,174,793
                                                                                                            ------------
TRANSPORTATION 1.1%
Union Pacific Capital Trust, 6.25%, cvt. pfd. ....................................            100,800          4,561,200
                                                                                                            ------------
UTILITIES .4%
SEI Trust I, 6.25%, cvt. pfd., A .................................................             31,200          1,883,700
                                                                                                            ------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $19,390,903) ............................                            21,681,718
                                                                                                            ------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT*
                                                                                          ----------
CONVERTIBLE BONDS 5.8%
CONSUMER SERVICES .9%
Clear Channel Communications, 1.50%, 12/01/02 ....................................        $ 4,000,000          3,805,000
                                                                                                            ------------
ELECTRONIC TECHNOLOGY 2.9%
Amkor Technology Inc., cvt., 5.00%, 3/15/07 ......................................          3,200,000          2,304,000
LSI Logic Corp., cvt., 4.25%, 3/15/04 ............................................            790,000          1,681,712
LSI Logic Corp., cvt., 4.00%, 2/15/05 ............................................          1,875,000          1,579,088
SCI Systems Inc., cvt., 3.00%, 3/15/07 ...........................................          3,250,000          3,384,063
Vitesse Semiconductor Corp., cvt., 144A, 4.00%, 3/15/05 ..........................          3,750,000          3,295,313
                                                                                                            ------------
                                                                                                              12,244,176
                                                                                                            ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN EQUITY INCOME FUND                                                                          AMOUNT*             VALUE
----------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS (CONT.)
   HEALTH SERVICES .9%
   Omnicare Inc., cvt. sub. deb., 5.00%, 12/01/07 .............................................      $ 5,000,000      $  3,756,250
                                                                                                                      ------------
   TECHNOLOGY SERVICES 1.1%
   Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 ..............................        3,400,000         4,785,500
                                                                                                                      ------------
   TOTAL CONVERTIBLE BONDS (COST $24,515,837) .................................................                         24,590,926
                                                                                                                      ------------
   TOTAL LONG TERM INVESTMENTS (COST $317,111,520) 93.0% ......................................                        393,199,133
                                                                                                                      ------------
(a)REPURCHASE AGREEMENT 6.6%
   Joint Repurchase Agreement, 6.563%, 11/1/00, (Maturity Value $27,751,893) (COST $27,746,835)       27,746,835        27,746,835
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Deutsche Bank Govt. Securities
     Dresdner Kleinwort Benson, North American LLC
     Lehman Brothers Inc.
     Nesbitt Burns Securities Inc.
     Paribas Corporation
     Societe Generale
     UBS Warburg
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      ------------
   TOTAL INVESTMENTS (COST $344,858,355) 99.6% ................................................                        420,945,968
   OTHER ASSETS, LESS LIABILITIES .4% .........................................................                          1,620,743
                                                                                                                      ------------
   NET ASSETS 100.0% ..........................................................................                       $422,566,711
                                                                                                                      ============

*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 2000, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.                    51

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                    CLASS A
                                                   -------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------------------------------
                                                       2000           1999            1998             1997             1996
                                                   -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $   7.72       $   8.25       $    8.41        $    8.65        $    8.31
                                                   -------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................           .56            .58             .60              .60              .61
 Net realized and unrealized gains (losses) .          (.70)          (.51)           (.15)            (.22)             .33
                                                   -------------------------------------------------------------------------
Total from investment operations ............          (.14)           .07             .45              .38              .94
                                                   -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.29)          (.58)           (.57)            (.61)            (.60)
 In excess of net investment income .........            --             --            (.04)            (.01)              --
 Tax return of capital ......................          (.31)            --              --               --               --
 Net realized gains .........................            --           (.02)             --               --               --
                                                   -------------------------------------------------------------------------
Total distributions .........................          (.60)          (.60)           (.61)            (.62)            (.60)
                                                   -------------------------------------------------------------------------
Net asset value, end of year ................      $   6.98       $   7.72       $    8.25        $    8.41        $    8.65
                                                   =========================================================================

Total return(a)..............................         (1.93%)          .90%           5.57%            4.31%           11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............      $ 69,945       $ 85,004       $ 110,876        $ 118,348        $ 137,626
Ratios to average net assets:
 Expenses ...................................          1.12%          1.06%            .96%             .90%             .85%
 Net investment income ......................          7.62%          7.28%           7.17%            6.97%            7.68%
Portfolio turnover rate .....................        138.13%         61.50%          49.93%          193.30%          139.71%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                                  CLASS C
                                                 ---------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------------
                                                      2000          1999            1998           1997           1996
                                                 ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    7.73      $    8.26      $    8.41      $    8.65      $    8.31
                                                 ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................          .53            .54            .55            .55            .56
 Net realized and unrealized gains (losses) .         (.71)          (.51)          (.14)          (.22)           .33
                                                 ---------------------------------------------------------------------
Total from investment operations ............         (.18)           .03            .41            .33            .89
                                                 ---------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.25)          (.54)          (.52)          (.56)          (.55)
 In excess of net investment income .........           --             --           (.04)          (.01)            --
 Tax return of capital ......................         (.31)            --             --             --             --
 Net realized gains .........................           --           (.02)            --             --             --
                                                 ---------------------------------------------------------------------
Total distributions .........................         (.56)          (.56)          (.56)          (.57)          (.55)
                                                 ---------------------------------------------------------------------
Net asset value, end of year ................    $    6.99      $    7.73      $    8.26      $    8.41      $    8.65
                                                 =====================================================================

Total return(a)..............................        (2.43%)          .36%          5.12%          3.74%         11.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   3,383      $   4,744      $   5,710      $   4,473      $   3,700
Ratios to average net assets:
 Expenses ...................................         1.64%          1.59%          1.49%          1.46%          1.40%
 Net investment income ......................         7.11%          6.77%          6.64%          6.43%          7.17%
Portfolio turnover rate .....................       138.13%         61.50%         49.93%        193.30%        139.71%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1998.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                   ADVISOR CLASS
                                                 --------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                 --------------------------------------------------
                                                     2000          1999          1998         1997(d)
                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   7.73      $   8.26      $   8.41      $   8.71
                                                 --------------------------------------------------
Income from investment operations:
 Net investment income(b)....................         .59           .59           .62           .49
 Net realized and unrealized losses .........        (.73)         (.51)         (.15)         (.28)
                                                 --------------------------------------------------
Total from investment operations ............        (.14)          .08           .47           .21
                                                 --------------------------------------------------
Less distributions from:
 Net investment income ......................        (.30)         (.59)         (.58)         (.49)
 In excess of net investment income .........          --            --          (.04)         (.02)
 Tax return of capital ......................        (.31)           --            --            --
 Net realized gains .........................          --          (.02)           --            --
                                                 --------------------------------------------------
Total distributions .........................        (.61)         (.61)         (.62)         (.51)
                                                 --------------------------------------------------
Net asset value, end of year ................    $   6.98      $   7.73      $   8.26      $   8.41
                                                 ==================================================

Total return(a)..............................       (1.94%)        1.03%         5.81%         2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $     84      $    694      $    829      $    741
Ratios to average net assets:
 Expenses ...................................        1.00%          .94%          .85%          .82%(c)
 Net investment income ......................        7.80%         7.43%         7.30%         7.08%(c)
Portfolio turnover rate .....................      138.13%        61.50%        49.93%       193.30%


(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1998.

(c)Annualized.

(d)For the period January 2, 1997 (effective date) to October 31, 1997.


54                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                    PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                               AMOUNT*          VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.9%
ARGENTINA 3.5%
Republic of Argentina:
   11.00%, 10/09/06 .......................................    $     250,000        $  222,125
   11.75%, 4/07/09 ........................................        2,045,000         1,789,375
   11.375%, 3/15/10 .......................................          121,000           102,548
   9.75%, 9/19/27 .........................................          600,000           448,500
                                                                                    ----------
                                                                                     2,562,548
                                                                                   ----------

AUSTRALIA 4.2%
Government of Australia, 10.00%, 10/15/07 .................        2,438,000 AUD     1,534,819
Queensland Treasury Corp., 6.50%, 6/14/05 .................        2,979,000 AUD     1,549,267
                                                                                    ----------
                                                                                     3,084,086
                                                                                    ----------

BELGIUM 2.0%
Kingdom of Belgium, 8.50%, 10/01/07 .......................        1,488,000 EUR     1,473,496
                                                                                    ----------

BRAZIL 10.3%
Government of Brazil:
   FRN, 7.6875%, 4/15/09 ..................................        3,950,000         3,392,063
   14.50%, 10/15/09 .......................................        1,855,000         1,985,314
   Series L, cvt., FRN, 7.6875%, 4/15/12 ..................        1,250,000           932,038
   10.125%, 5/15/27 .......................................        1,700,000         1,282,650
                                                                                    ----------
                                                                                     7,592,065
                                                                                    ----------

CANADA 7.4%
Government of Canada:
   10.50%, 3/01/01 ........................................        5,000,000 CAD     3,323,676
   10.00%, 5/01/02 ........................................        3,005,000 CAD     2,082,526
                                                                                    ----------
                                                                                     5,406,202
                                                                                    ----------

DENMARK 2.2%
Kingdom of Denmark:
   9.00%, 11/15/00 ........................................        3,385,000 DKK       386,569
   8.00%, 3/15/067 ........................................        9,357,000 DKK     1,186,321
                                                                                    ----------
                                                                                     1,572,890
                                                                                    ----------

FRANCE 3.6%
Government of France:
   8.25%, 2/27/04 .........................................        1,279,000 EUR     1,183,276
   8.50%, 10/25/08 ........................................        1,459,000 EUR     1,490,658
                                                                                    ----------
                                                                                     2,673,934
                                                                                    ----------

GERMANY 8.4%
Federal Republic of Germany:
   Series 96, 6.00%, 1/05/06 ..............................        2,914,364 EUR     2,560,628
   Series 97, 6.00%, 1/04/07 ..............................        4,080,109 EUR     3,601,480
                                                                                    ----------
                                                                                     6,162,108
                                                                                    ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                                     AMOUNT*         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 4.8%
Buoni Poliennali del Tesoro, 6.75%, 7/01/07 .......................................................        825,000 EUR   $  749,758
Government of Italy, 10.50%, 4/01/05 ..............................................................      2,763,040 EUR    2,799,340
                                                                                                                         ----------
                                                                                                                          3,549,098
                                                                                                                         ----------

MEXICO 4.4%
United Mexican States:
   9.875%, 1/15/07 ................................................................................        675,000          700,313
   8.625%, 3/12/08 ................................................................................        565,000          550,875
   11.375%, 9/15/16 ...............................................................................      1,760,000        1,998,920
                                                                                                                         ----------
                                                                                                                          3,250,108
                                                                                                                         ----------

NETHERLANDS 3.7%
Cellco Finance NV, 15.00%, 8/01/05 ................................................................      1,300,000        1,329,250
Government of Netherlands, 7.75%, 3/01/05 .........................................................      1,485,000 EUR    1,379,396
                                                                                                                         ----------
                                                                                                                          2,708,646
                                                                                                                         ----------

NEW ZEALAND 2.1%
Government of New Zealand, Series 1106, 8.00%, 11/15/06 ...........................................      3,623,000 NZD    1,534,050
                                                                                                                         ----------

PANAMA .8%
Republic of Panama, 8.875%, 9/30/27 ...............................................................        650,000          550,875
                                                                                                                         ----------

SOUTH KOREA 3.6%
Hanvit Bank, 144A, 12.75%, 3/01/10 ................................................................        890,000          878,875
Republic of Korea, 8.875%, 4/15/08 ................................................................      1,660,000        1,734,700
                                                                                                                         ----------
                                                                                                                          2,613,575
                                                                                                                         ----------

SPAIN 2.6%
Bonos y Oblig del Estado, 8.80%, 4/30/06 ..........................................................      1,932,855 EUR    1,896,321
                                                                                                                         ----------

SWEDEN 3.3%
Kingdom of Sweden, 10.25%, 5/05/03 ................................................................     21,500,000 SEK    2,412,461
                                                                                                                         ----------

TURKEY 2.7%
Republic of Turkey:
   Reg S, 10.00%, 9/19/07 .........................................................................        262,000          242,219
   12.375%, 6/15/09 ...............................................................................      1,744,000        1,757,080
                                                                                                                         ----------
                                                                                                                          1,999,299
                                                                                                                         ----------

UNITED KINGDOM 4.3%
United Kingdom:
   8.00%, 12/07/00 ................................................................................      1,000,000 GBP    1,454,885
   8.50%, 7/16/07 .................................................................................      1,005,000 GBP    1,700,100
                                                                                                                         ----------
                                                                                                                          3,154,985
                                                                                                                         ----------

UNITED STATES 12.8%
Fannie Mae, 5.25%, 1/15/09 ........................................................................      3,609,000        3,288,286
U.S. Treasury Bond, 5.25%, 11/15/28 ...............................................................      3,364,000        3,059,238
U.S. Treasury Note:
   6.125%, 8/31/02 ................................................................................        235,000          235,632
   7.25%, 8/15/04 .................................................................................      2,714,000        2,840,795
                                                                                                                         ----------
                                                                                                                          9,423,951
                                                                                                                         ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                              PRINCIPAL
     FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                                    AMOUNT*           VALUE
     --------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     VENEZUELA 7.2%
     Republic of Venezuela:
     144A, 9.125%, 6/18/07 .............................................................   $ 1,220,000        $   984,302
     9.25%, 9/15/27 ....................................................................     6,530,000          4,317,963
                                                                                                              -----------
                                                                                                                5,302,265
                                                                                                              -----------
         TOTAL LONG TERM INVESTMENTS (COST $ 84,767,476) ...............................                       68,922,963
                                                                                                              -----------
     SHORT TERM INVESTMENT (COST $470,875) .6%
     U.S. Treasury Bill, 6.13%, 12/21/00 ...............................................       475,000            470,817
                                                                                                              -----------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $85,238,351) ..................                       69,393,780
                                                                                                              -----------
(a)  REPURCHASE AGREEMENT 3.6%
     Lehman Brothers Inc., 6.55%, 11/01/00 (Maturity Value $2,644,481) (COST $2,644,000)
     Collateralized by U.S. Treasury Notes and Bonds ...................................     2,644,000          2,644,000
                                                                                                              -----------
     TOTAL INVESTMENTS (COST $87,882,351) 98.1% ........................................                       72,037,780
     OTHER ASSETS, LESS LIABILITIES 1.9% ...............................................                        1,374,726
                                                                                                              -----------
     TOTAL NET ASSETS 100.0% ...........................................................                      $73,412,506
                                                                                                              ===========

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

PORTFOLIO ABBREVIATION:
FRN - Floating Rate Note


*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)At October 31, 2000, the repurchase agreement held by the Fund had been entered into on that date.


                       See notes to financial statements.                    57

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                        CLASS A
                                                 -------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                        2000             1999             1998             1997             1996
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $     10.11      $     10.46      $     10.29      $     10.28      $     10.35
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................            .57              .53              .54              .57              .58
 Net realized and unrealized gains (losses) .             --             (.38)             .19              .02             (.08)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .57              .15              .73              .59              .50
                                                 -------------------------------------------------------------------------------
Less distributions from net investment income           (.59)            (.50)            (.56)            (.58)            (.57)
Net asset value, end of year ................    $     10.09      $     10.11      $     10.46      $     10.29      $     10.28
                                                 ===============================================================================
Total return(a)..............................           5.86%            1.51%            7.38%            5.88%            4.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   141,646      $   176,114      $   224,132      $   192,051      $   196,042
Ratios to average net assets:
 Expenses ...................................            .85%             .79%             .78%             .78%             .74%
 Net investment income ......................           5.66%            5.18%            5.24%            5.51%            5.64%
Portfolio turnover rate .....................          56.80%           64.26%           37.70%           40.56%           72.62%

(a)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                                     ADVISOR CLASS
                                                 -------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------
                                                      2000           1999           1998          1997(d)
                                                 -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.10      $   10.45      $   10.30      $   10.24
                                                 -------------------------------------------------------
Income from investment operations:
 Net investment income(b)....................          .57            .54            .57            .47
 Net realized and unrealized gains (losses) .          .01           (.38)           .16            .07
                                                 -------------------------------------------------------
Total from investment operations ............          .58            .16            .73            .54
                                                 -------------------------------------------------------
Less distributions from net investment income         (.60)          (.51)          (.58)          (.48)
                                                 -------------------------------------------------------
Net asset value, end of year ................    $   10.08      $   10.10      $   10.45      $   10.30
                                                 =======================================================

Total return(a)..............................         5.97%          1.62%          7.38%          5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   1,483      $   1,367      $   3,644      $     385
Ratios to average net assets:
 Expenses ...................................          .75%           .69%           .69%           .70%(c)
 Net investment income ......................         5.76%          5.26%          5.28%          5.35%(c)
Portfolio turnover rate .....................        56.80%         64.26%         37.70%         40.56%


(a)Total return is not annualized for periods less than one year.

(b)Based on average shares outstanding effective year ended October 31, 1999.

(c)Annualized.

(d)For the period January 2, 1997 (effective date) to October 31, 1997.


                       See notes to financial statements.                    59

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000

                                                                                     PRINCIPAL
 FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                          AMOUNT          VALUE
 ------------------------------------------------------------------------------------------------------------
 AGENCY BONDS 40.9%
 FEDERAL HOME LOAN BANK (FHLB) 6.9%
 6.00%, 8/15/02 ................................................................   $10,000,000    $ 9,926,400
                                                                                                   ----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 7.0%
 6.52%, 1/02/02 ................................................................     5,000,000      5,000,620
 5.50%, 5/15/02 ................................................................     5,000,000      4,930,925
                                                                                                   ----------
                                                                                                    9,931,545
                                                                                                   ----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 27.0%
 5.60%, 2/02/01 ................................................................     9,500,000      9,479,936
 5.70%, 5/15/02 ................................................................    10,000,000      9,887,870
 5.75%, 4/15/03 ................................................................     7,000,000      6,895,854
 7.00%, 7/15/05 ................................................................     3,000,000      3,057,456
 7.125%, 3/15/07 ...............................................................     3,000,000      3,088,605
 6.61%, 4/10/08 ................................................................     3,000,000      2,916,429
 6.19%, 2/19/09 ................................................................     3,500,000      3,329,515
                                                                                                   ----------
                                                                                                   38,655,665
                                                                                                   ----------
 TOTAL AGENCY BONDS (COST $58,403,186) .........................................                   58,513,610
                                                                                                   ----------

 MORTGAGE BACKED SECURITIES 57.0%
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 5.1%
 7.00%, 3/01/07 ................................................................       301,795        302,256
 7.00%, 4/01/07 ................................................................       123,529        123,718
 7.00%, 8/01/07 ................................................................       236,477        236,838
 7.00%, 12/01/10 ...............................................................     1,192,652      1,193,175
 7.00%, 7/01/11 ................................................................       327,258        326,728
 7.00%, 10/01/11 ...............................................................       631,875        630,852
 7.00%, 11/01/11 ...............................................................       101,167        101,003
 7.00%, 4/01/12 ................................................................       148,997        148,661
 7.00%, 5/01/12 ................................................................       460,418        459,379
 7.00%, 8/01/12 ................................................................     1,404,851      1,401,679
 7.00%, 9/01/12 ................................................................       119,529        119,259
 7.00%, 10/01/12 ...............................................................       283,653        283,012
 7.00%, 8/01/13 ................................................................       352,465        351,498
 7.00%, 9/01/13 ................................................................     1,620,128      1,614,704
                                                                                                   ----------
                                                                                                    7,292,762
                                                                                                   ----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 42.3%
 6.00%, 4/01/04 ................................................................    10,657,595     10,449,031
 6.50%, 9/01/05 ................................................................    11,277,030     11,186,007
 6.50%, 10/01/06 ...............................................................     9,920,132      9,840,061
 6.50%, 12/01/08 ...............................................................     4,710,531      4,673,608
 6.50%, 5/01/11 ................................................................     6,964,050      6,860,356
 6.50%, 2/01/12 ................................................................     5,174,945      5,088,618
 7.00%, 7/01/12 ................................................................       624,956        623,349
 7.00%, 8/01/12 ................................................................       186,103        185,625
 7.00%, 9/01/12 ................................................................       231,027        230,433
 7.00%, 10/01/12 ...............................................................     2,583,699      2,577,059
 7.00%, 11/01/12 ...............................................................     2,608,470      2,601,766

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 2000 (CONT.)

                                                                                                     PRINCIPAL
     FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND                                      AMOUNT            VALUE
     --------------------------------------------------------------------------------------------------------------------------
     MORTGAGE BACKED SECURITIES (CONT.)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
     7.00%, 12/01/12 ..........................................................................    $    398,836    $    397,811
     7.00%, 1/01/13 ...........................................................................         360,644         359,718
     7.00%, 5/01/13 ...........................................................................         506,282         504,980
     7.00%, 8/01/13 ...........................................................................         208,944         208,146
     7.00%, 7/01/14 ...........................................................................          79,190          78,824
     7.50%, 12/01/14 ..........................................................................       1,853,556       1,869,065
     7.50%, 1/01/15 ...........................................................................       2,792,329       2,815,693
                                                                                                                   ------------
                                                                                                                     60,550,150
                                                                                                                   ------------

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 9.6%
     6.50%, 10/15/13 ..........................................................................         784,297         773,162
     6.50%, 4/15/14 ...........................................................................       1,774,565       1,748,338
     6.50%, 6/15/14 ...........................................................................         823,769         811,594
     6.50%, 7/15/14 ...........................................................................       5,746,010       5,661,083
     7.50%, 10/15/14 ..........................................................................         916,270         928,769
     7.50%, 11/15/14 ..........................................................................       1,829,180       1,854,133
     7.50%, 12/15/14 ..........................................................................       1,939,508       1,965,967
                                                                                                                   ------------
                                                                                                                     13,743,046
                                                                                                                   ------------
     TOTAL MORTGAGE BACKED SECURITIES (COST $81,406,257) ......................................                      81,585,958
                                                                                                                   ------------
     TOTAL LONG TERM INVESTMENTS (COST $139,809,443) ..........................................                     140,099,568
                                                                                                                   ------------
  (a)REPURCHASE AGREEMENT 1.7%
     Joint Repurchase Agreement, 6.563%, 11/01/00 (Maturity Value $2,510,858) (COST $2,510,400)       2,510,400       2,510,400
       Barclays Capital Inc.
       Bear, Stearns & Co., Inc.
       Deutsche Bank Govt. Securities
       Dresdner Kleinwort Benson, North America LLC
       Lehman Brothers Inc.
       Nesbitt Burns Securities Inc.
       Paribas Corporation
       Societe Generale
       UBS Warburg
         Collateralized by U.S. Treasury Bills & Notes
                                                                                                                   ------------
     TOTAL INVESTMENTS (COST $142,319,843) 99.6% ..............................................                     142,609,968
     OTHER ASSETS, LESS LIABILITIES .4% .......................................................                         518,727
                                                                                                                   ------------
     NET ASSETS 100.0% ........................................................................                    $143,128,695
                                                                                                                   ------------


(a)Investment is through participation in a joint account with other funds managed by the investment adviser. At October 31, 2000, all repurchase agreements had been entered into on that date.


                      See notes to financial statements.                     61

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                                                                             FRANKLIN
                                                  FRANKLIN                            FRANKLIN GLOBAL    SHORT-INTERMEDIATE
                                                 CONVERTIBLE       FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                SECURITIES FUND       INCOME FUND       INCOME FUND       SECURITIES FUND
                                                ---------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................    $ 166,093,945      $ 344,858,355      $  87,882,351       $ 142,319,843
                                                 =======================================================================
  Value .....................................      186,815,976        420,945,968         72,037,780         142,609,968
 Receivables:
  Investment securities sold ................        7,200,704          1,214,001                 --                  --
  Capital shares sold .......................        3,527,348          1,450,544             47,632              25,844
  Dividends and interest ....................        1,070,965            877,168          1,732,766           1,373,285
                                                 -----------------------------------------------------------------------
    Total assets ............................      198,614,993        424,487,681         73,818,178         144,009,097
                                                 -----------------------------------------------------------------------

Liabilities:
 Payables:
  Investment securities purchased ...........        3,382,490            237,000                 --                  --
  Capital shares redeemed ...................          339,268          1,160,248            259,780             748,219
  Affiliates ................................          207,549            419,148             46,381              83,409
  Shareholders ..............................            7,566             63,216                 --              13,134
  Funds advanced by custodian ...............               --                 --             41,367                  --
 Other liabilities ..........................           23,024             41,358             58,144              35,640
                                                 -----------------------------------------------------------------------
    Total liabilities .......................        3,959,897          1,920,970            405,672             880,402
                                                 -----------------------------------------------------------------------
    Net assets, at value ....................    $ 194,655,096      $ 422,566,711      $  73,412,506       $ 143,128,695
                                                 =======================================================================
Net assets consist of:
 Undistributed net investment income ........    $   1,419,983      $     385,926      $          --       $     177,762
 Net unrealized appreciation (depreciation) .       20,722,031         76,087,613        (15,922,453)            290,125
 Accumulated net realized gain (loss) .......        8,241,611          8,488,200         (2,572,096)         (8,039,628)
 Capital shares .............................      164,271,471        337,604,972         91,907,055         150,700,436
                                                 -----------------------------------------------------------------------
    Net assets, at value ....................    $ 194,655,096      $ 422,566,711      $  73,412,506       $ 143,128,695
                                                 =======================================================================


62                      See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2000

                                                                                                                        FRANKLIN
                                                            FRANKLIN                             FRANKLIN GLOBAL  SHORT-INTERMEDIATE
                                                          CONVERTIBLE         FRANKLIN EQUITY       GOVERNMENT       U.S. GOVERNMENT
                                                         SECURITIES FUND        INCOME FUND         INCOME FUND      SECURITIES FUND
                                                         ---------------------------------------------------------------------------
CLASS A:
 Net assets, at value ................................    $ 159,129,651        $344,671,076        $ 69,945,249       $141,645,735
                                                          ========================================================================
 Shares outstanding ..................................        9,990,288          17,387,229          10,020,878         14,037,068
                                                          ========================================================================
 Net asset value per share* ..........................    $       15.93        $      19.82        $       6.98       $      10.09
                                                          ========================================================================
 Maximum offering price per share (net asset value per
   share / 94.25%, 94.25%, 95.75%, 97.75%,
   respectively) .....................................    $       16.90        $      21.03        $       7.29       $      10.32
                                                          ========================================================================

CLASS B:
 Net assets, at value ................................               --        $  4,509,074                  --                 --
                                                          ========================================================================
 Shares outstanding ..................................               --             228,155                  --                 --
                                                          ========================================================================
 Net asset value and maximum offering price per
   share* ............................................              --        $      19.76                  --                 --
                                                          ========================================================================

CLASS C:
 Net assets, at value ................................    $  35,525,445        $ 73,382,775        $  3,382,775                 --
                                                          ========================================================================
 Shares outstanding ..................................        2,239,940           3,712,936             484,130                 --
                                                          ========================================================================
 Net asset value per share* ..........................    $       15.86        $      19.77        $       6.99                 --
                                                          ========================================================================
 Maximum offering price per share (net asset value per
   share / 99%) ......................................    $       16.02        $      19.97        $       7.06                 --
                                                          ========================================================================

ADVISOR CLASS:
 Net assets, at value ................................               --                  --        $     84,482       $  1,482,960
                                                          ========================================================================
 Shares outstanding ..................................               --                  --              12,099            147,149
                                                          ========================================================================
 Net asset value and maximum offering price per
   share .............................................               --                  --        $       6.98       $      10.08
                                                          ========================================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                    63

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                                                                       FRANKLIN
                                                             FRANKLIN                           FRANKLIN GLOBAL   SHORT-INTERMEDIATE
                                                           CONVERTIBLE      FRANKLIN EQUITY        GOVERNMENT       U.S. GOVERNMENT
                                                          SECURITIES FUND     INCOME FUND         INCOME FUND       SECURITIES FUND
                                                          --------------------------------------------------------------------------
Investment income:+
 Dividends ............................................    $  6,177,710       $ 14,036,605       $         --        $         --
 Interest .............................................       4,500,940          2,156,906          7,145,001          10,225,677
                                                           ----------------------------------------------------------------------
    Total investment income ...........................      10,678,650         16,193,511          7,145,001          10,225,677
                                                           ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............................       1,022,168          2,070,294            507,924             905,933
 Distribution fees (Note 3)
  Class A .............................................         365,008            839,964            100,158             150,556
  Class B .............................................              --             30,171                 --                  --
  Class C .............................................         318,378            676,466             25,742                  --
 Transfer agent fees (Note 3) .........................         316,910            914,708            186,300             186,872
 Custodian fees .......................................             392              3,035             38,600                 575
 Reports to shareholders ..............................          31,494            111,681             26,400              28,066
 Registration and filing fees .........................          26,293             51,259             37,800              25,429
 Professional fees (Note 3) ...........................          18,284             30,656             10,300              16,940
 Trustees' fees and expenses ..........................          10,732             22,698              5,100               9,503
 Other ................................................           9,006             11,750                577               4,157
                                                           ----------------------------------------------------------------------
   Total expenses .....................................       2,118,665          4,762,682            938,901           1,328,031
                                                           ----------------------------------------------------------------------
     Net investment income ............................       8,559,985         11,430,829          6,206,100           8,897,646
                                                           ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................      12,144,775          9,149,345         (5,679,106)         (2,364,551)
  Foreign currency transactions .......................              --                 --            110,846                  --
                                                           ----------------------------------------------------------------------
    Net realized gain (loss) ..........................      12,144,775          9,149,345         (5,568,260)         (2,364,551)
 Net unrealized appreciation (depreciation) on:
  Investments .........................................      24,938,138         29,128,699         (2,001,507)          2,139,300
  Translation of assets and liabilities denominated in
    foreign currencies ................................              --                 --            (63,267)                 --
                                                           ----------------------------------------------------------------------
    Net unrealized appreciation (depreciation) ........      24,938,138         29,128,699         (2,064,774)          2,139,300
                                                           ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ...............      37,082,913         38,278,044         (7,633,034)           (225,251)
                                                           ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ......................................    $ 45,642,898       $ 49,708,873       $ (1,426,934)       $  8,672,395
                                                           ======================================================================

+Net of foreign taxes and fees of $35,009 and $23,427 for the Franklin Equity Income Fund and Franklin Global Government Income Fund, respectively.


64                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                              FRANKLIN CONVERTIBLE SECURITIES FUND    FRANKLIN EQUITY INCOME FUND
                                                              -------------------------------------------------------------------
                                                                     2000              1999              2000              1999
                                                              -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................    $   8,559,985     $   8,709,026     $  11,430,829     $  14,528,303
   Net realized gain from investments and foreign
    currency transactions .................................       12,144,775         4,749,408         9,149,345        30,161,732
   Net unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities denominated in foreign currencies .........       24,938,138        11,188,287        29,128,699       (20,510,599)
                                                               -------------------------------------------------------------------
     Net increase in net assets resulting
      from operations .....................................       45,642,898        24,646,721        49,708,873        24,179,436
 Distributions to shareholders from:
   Net investment income:
     Class A ..............................................       (6,243,372)       (7,743,319)       (9,602,977)      (12,960,968)
     Class B ..............................................               --                --           (65,751)          (24,744)
     Class C ..............................................       (1,171,254)       (1,607,571)       (1,418,498)       (2,000,705)
   Net realized gains:
     Class A ..............................................               --                --       (25,502,552)      (23,373,432)
     Class B ..............................................               --                --          (173,233)               --
     Class C ..............................................               --                --        (5,214,780)       (4,503,651)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................       (7,414,626)       (9,350,890)      (41,977,791)      (42,863,500)
 Capital share transactions: (Note 2)
     Class A ..............................................       (2,076,617)      (53,014,023)      (47,629,933)      (26,849,718)
     Class B ..............................................               --                --         1,786,312         2,574,198
     Class C ..............................................         (552,181)      (15,327,964)      (10,134,574)        4,467,283
                                                               -------------------------------------------------------------------
 Total capital share transactions .........................       (2,628,798)      (68,341,987)      (55,978,195)      (19,808,237)
     Net increase (decrease) in net assets ................       35,599,474       (53,046,156)      (48,247,113)      (38,492,301)
Net assets:
 Beginning of year ........................................      159,055,622       212,101,778       470,813,824       509,306,125
                                                               -------------------------------------------------------------------
 End of year ..............................................    $ 194,655,096     $ 159,055,622     $ 422,566,711     $ 470,813,824
                                                               ===================================================================
Undistributed net investment income included in net assets:
 End of year ..............................................    $   1,419,983     $     274,624     $     385,926     $      42,323
                                                               ===================================================================


                     See notes to financial statements.                      65

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999

                                                              FRANKLIN GLOBAL               FRANKLIN SHORT-INTERMEDIATE
                                                          GOVERNMENT INCOME FUND          U.S. GOVERNMENT SECURITIES FUND
                                                      -------------------------------------------------------------------
                                                             2000              1999              2000              1999
                                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .........................    $   6,206,100     $   7,815,767     $   8,897,646     $  10,454,640
   Net realized gain (loss) from investments and
    foreign currency transactions ................       (5,568,260)        2,292,674        (2,364,551)          (21,004)
   Net unrealized appreciation (depreciation) on
    investments and translation of assets
    and liabilities denominated in foreign
    currencies ...................................       (2,064,774)       (9,301,008)        2,139,300        (7,765,879)
                                                      -------------------------------------------------------------------
     Net increase (decrease) in net assets
      resulting from operations ..................       (1,426,934)          807,433         8,672,395         2,667,757
 Distributions to shareholders from:
   Net investment income:
     Class A .....................................       (3,037,241)       (7,040,581)       (9,213,924)       (9,778,284)
     Class C .....................................         (146,866)         (358,541)               --                --
     Advisor Class ...............................           (7,276)          (56,550)          (93,801)          (99,886)
   Tax return of capital:
     Class A .....................................       (3,227,571)               --                --                --
     Class C .....................................         (156,069)               --                --                --
     Advisor Class ...............................           (7,733)               --                --                --
   Net realized gains:
     Class A .....................................               --          (221,141)               --                --
     Class C .....................................               --           (12,401)               --                --
     Advisor Class ...............................               --            (1,793)               --                --
                                                      -------------------------------------------------------------------
 Total distributions to shareholders .............       (6,582,756)       (7,691,007)       (9,307,725)       (9,878,170)
 Capital share transactions: (Note 2)
     Class A .....................................       (7,456,695)      (19,386,030)      (33,839,480)      (40,875,576)
     Class C .....................................         (968,014)         (618,502)               --                --
     Advisor Class ...............................         (595,804)          (84,877)          122,593        (2,209,357)
                                                      -------------------------------------------------------------------
 Total capital share transactions ................       (9,020,513)      (20,089,409)      (33,716,887)      (43,084,933)
     Net decrease in net assets ..................      (17,030,203)      (26,972,983)      (34,352,217)      (50,295,346)
Net assets:
 Beginning of year ...............................       90,442,709       117,415,692       177,480,912       227,776,258
                                                      -------------------------------------------------------------------
 End of year .....................................    $  73,412,506     $  90,442,709     $ 143,128,695     $ 177,480,912
                                                      ===================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
   End of year ...................................    $          --     $        (764)    $     177,762     $     587,841
                                                      ===================================================================


66                        See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series. All funds included in this report (the Funds) are diversified except the Franklin Global Government Income Fund. The investment objectives of the Funds included in this report are:

GLOBAL INCOME                         GROWTH AND INCOME                INCOME
-------------------------------------------------------------------------------------------------------------------------
Global Government Income Fund         Convertible Securities Fund      Short-Intermediate U.S. Government Securities Fund
                                      Equity Income Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACT:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Funds from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        FUND                                                  CLASS
        --------------------------------------------------------------------
        Convertible Securities Fund                           A & C
        Equity Income Fund                                    A, B & C
        Global Government Income Fund                         A, C & Advisor
        Short-Intermediate U.S. Government Securities Fund    A & Advisor

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At October 31, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                       CONVERTIBLE SECURITIES FUND                 EQUITY INCOME FUND
                                                     -----------------------------------------------------------------------
                                                        SHARES             AMOUNT              SHARES               AMOUNT
                                                     -----------------------------------------------------------------------
CLASS A SHARES:
2000
 Shares sold .....................................    10,080,650        $ 157,264,142         6,142,019         $ 110,209,796
 Shares issued in reinvestment of distributions ..       317,324            4,788,259         1,738,950            30,426,262
 Shares redeemed .................................   (10,592,868)        (164,129,018)      (10,594,274)         (188,265,991)
                                                     ------------------------------------------------------------------------
 Net decrease ....................................      (194,894)       $  (2,076,617)       (2,713,305)        $ (47,629,933)
                                                     ========================================================================
1999
 Shares sold .....................................     2,068,275        $  25,777,173         5,788,113         $ 113,372,968
 Shares issued in reinvestment of distributions ..       475,259            5,808,595         1,647,926            31,685,607
 Shares redeemed .................................    (6,878,148)         (84,599,791)       (8,820,547)
                                                     ------------------------------------------------------------------------
 Net decrease ....................................    (4,334,614)       $ (53,014,023)       (1,384,508)        $ (26,849,718)
                                                     ========================================================================
CLASS B SHARES:
2000
 Shares sold ...............................................................................    149,977         $   2,694,173
 Shares issued in reinvestment of distributions ............................................     12,578               219,914
 Shares redeemed ...........................................................................    (64,499)           (1,127,775)
                                                                                                -----------------------------
 Net increase ..............................................................................     98,056         $   1,786,312
                                                                                                =============================
1999**
 Shares sold ...............................................................................    143,757         $   2,846,656
 Shares issued in reinvestment of distributions ............................................      1,143                22,443
 Shares redeemed ...........................................................................    (14,801)             (294,901)
                                                                                                -----------------------------
 Net increase ..............................................................................    130,099         $   2,574,198
                                                                                                =============================

CLASS C SHARES:
2000
 Shares sold .....................................       501,333        $   7,691,322           958,482         $  17,287,634
 Shares issued in reinvestment of distributions ..        60,362              908,242           345,903             6,026,937
 Shares redeemed .................................      (616,352)          (9,151,745)       (1,893,621)          (33,449,145)
                                                     ------------------------------------------------------------------------
 Net decrease ....................................       (54,657)       $    (552,181)         (589,236)        $ (10,134,574)
                                                     ========================================================================
1999
 Shares sold .....................................       311,908        $   3,811,987         1,374,494         $  26,925,968
 Shares issued in reinvestment of distributions ..       100,454            1,221,234           310,254             5,945,035
 Shares redeemed .................................    (1,667,505)          (1,460,904)      (28,403,720)
                                                     ------------------------------------------------------------------------
 Net increase (decrease) .........................    (1,255,143)       $ (15,327,964)          223,844         $   4,467,283
                                                     ========================================================================


**For the period January 1, 1999 (effective date) to October 31, 1999.

FRANKLIN INVESTORS SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                             SHORT-INTERMEDIATE
                                                                 GLOBAL                        U.S. GOVERNMENT
                                                         GOVERNMENT INCOME FUND                SECURITIES FUND
                                                        SHARES           AMOUNT            SHARES            AMOUNT
                                                      ----------------------------------------------------------------
CLASS A SHARES:
2000
 Shares sold ......................................    2,807,470     $  20,750,963        26,702,261     $ 266,291,754
 Shares issued in reinvestment of distributions ...      506,750         3,731,017           643,040         6,423,650
 Shares redeemed ..................................   (4,301,357)      (31,938,675)      (30,735,289)     (306,554,884)
                                                      ----------------------------------------------------------------
 Net decrease .....................................     (987,137)    $  (7,456,695)       (3,389,988)    $ (33,839,480)
                                                      ================================================================

1999
 Shares sold ......................................    3,229,144     $  25,890,191        34,503,497     $ 352,227,000
 Shares issued in reinvestment of distributions ...      527,266         4,191,903           649,862         6,640,659
 Shares redeemed ..................................   (6,184,889)      (49,468,124)      (39,156,441)     (399,743,235)
                                                      ----------------------------------------------------------------
 Net decrease .....................................   (2,428,479)    $ (19,386,030)       (4,003,082)    $ (40,875,576)
                                                      ================================================================

CLASS C SHARES:
2000
 Shares sold ......................................      118,514     $     879,309
 Shares issued in reinvestment of distributions ...       24,891           183,648
 Shares redeemed ..................................     (272,964)       (2,030,971)
                                                      ----------------------------
 Net decrease .....................................     (129,559)    $    (968,014)
                                                      ============================

1999
 Shares sold ......................................      131,666     $   1,059,002
 Shares issued in reinvestment of distributions ...       29,752           236,792
 Shares redeemed ..................................     (239,250)       (1,914,296)
                                                      ----------------------------
 Net decrease .....................................      (77,832)    $    (618,502)
                                                      ============================

ADVISOR CLASS:
2000
 Shares sold ......................................        4,521     $      34,577            62,186     $     625,861
 Shares issued in reinvestment of distributions ...        1,953            14,697             8,177            81,588
 Shares redeemed ..................................      (84,260)         (645,078)          (58,653)         (584,856)
                                                      ----------------------------------------------------------------
 Net increase (decrease) ..........................      (77,786)    $    (595,804)           11,710     $     122,593
                                                      ================================================================

1999
 Shares sold ......................................       18,974     $     153,011           109,306     $   1,121,253
 Shares issued in reinvestment of distributions ...        7,067            56,218             6,126            62,526
 Shares redeemed ..................................      (36,633)         (294,106)         (328,548)       (3,393,136)
                                                      ----------------------------------------------------------------
 Net decrease .....................................      (10,592)    $     (84,877)         (213,116)    $  (2,209,357)
                                                      ================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                            AFFILIATION
        ----------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                Investment manager
        Franklin Templeton Services, Inc. (FT Services)                   Administrative manager
        Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
        Templeton Investment Counsel, Inc. (TICI)                         Investment manager

The Funds pay an investment management fee to Advisers based on the month end net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             NET ASSETS
       -------------------------------------------------------------------------
          .625%              First $100 million
          .500%              Over $100 million, up to and including $250 million
          .450%              In excess of $250 million

Under a subadvisory agreement, TICI provides subadvisory services to the Global Government Income Fund, and receives from Advisers fees based on the average monthly net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to the stated percentages of their average daily net assets for costs incurred in marketing the Funds' shares as follows:

        FUND                                                  CLASS A   CLASS B   CLASS C
        ---------------------------------------------------------------------------------
        Convertible Securities Fund                             .25%       --      1.00%
        Equity Income Fund                                      .25%     1.00%     1.00%
        Global Government Income Fund                           .15%       --       .65%
        Short-Intermediate U.S. Government Securities Fund      .10%       --        --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                         GLOBAL       SHORT-INTERMEDIATE
                                                     CONVERTIBLE        EQUITY        GOVERNMENT       U.S. GOVERNMENT
                                                   SECURITIES FUND    INCOME FUND     INCOME FUND      SECURITIES FUND
                                                   ---------------------------------------------------------------------
Net commissions paid ..............................     $42,140         $198,572         $2,887            $254,604
Contingent deferred sales charges .................     $12,627         $ 37,584         $  622            $ 17,043

The Funds paid transfer agent fees of $1,604,790, of which $1,243,806 was paid to Investor Services.

Included in professional fees are legal fees of $18,592 that were paid to a law firm in which a partner was an officer of the Funds.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES

At October 31, 2000, the Global Government Income Fund and the Short-Intermediate U.S. Government Securities Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                    GLOBAL     SHORT-INTERMEDIATE
                                                  GOVERNMENT    U.S. GOVERNMENT
                                                  INCOME FUND   SECURITIES FUND
                                                  -------------------------------
        Capital loss carryovers expiring in:
         2002 ................................    $       --       $1,788,818
         2003 ................................            --        3,564,637
         2004 ................................            --          300,618
         2005 ................................            --              --
         2006 ................................            --              --
         2007 ................................            --           21,004
         2008 ................................     1,358,201        2,364,551
                                                  ---------------------------
                                                  $1,358,201       $8,039,628
                                                  ===========================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 2000, the net unrealized appreciation/(depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                     GLOBAL      SHORT-INTERMEDIATE
                                               CONVERTIBLE          EQUITY         GOVERNMENT      U.S. GOVERNMENT
                                             SECURITIES FUND     INCOME FUND       INCOME FUND     SECURITIES FUND
                                             ----------------------------------------------------------------------
Investments at cost .....................     $ 166,093,945     $ 345,531,213     $  89,096,246     $ 142,319,843
                                              ===================================================================
Unrealized appreciation .................     $  26,021,651     $  86,408,541     $      33,630     $     946,683
Unrealized depreciation .................        (5,299,620)      (10,993,786)      (17,092,096)         (656,558)
                                              -------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $  20,722,031     $  75,414,755     $ (17,058,466)    $     290,125
                                              ===================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2000 were as follows:

                                                                         GLOBAL       SHORT-INTERMEDIATE
                                 CONVERTIBLE          EQUITY           GOVERNMENT       U.S. GOVERNMENT
                               SECURITIES FUND     INCOME FUND        INCOME FUND       SECURITIES FUND
                               -------------------------------------------------------------------------
Purchases ...................   $296,960,692       $270,299,983       $105,051,941        $ 83,841,491
Sales .......................   $311,179,240       $369,950,568       $113,252,461        $118,926,082

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)

6. CREDIT RISK

The Convertible Securities Fund and the Equity Income Fund have 54.3% and 5.4%, respectively, of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Investors Securities Trust, (hereafter referred to as the "Trust") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 6, 2000

FRANKLIN INVESTORS SECURITIES TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Equity Income Fund hereby designates $1,997,373 as a capital gain dividend for the fiscal year ended October 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2000.

        CONVERTIBLE SECURITIES FUND         EQUITY INCOME FUND
        ------------------------------------------------------
               66.38%                              89.59%